UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File number: 811-06136
HOMESTEAD FUNDS, INC.
(Exact name of registrant as specified in charter)
4301 Wilson Boulevard
Arlington, VA 22203
(Address of principal executive office – Zip code)
Kelly Bowers Whetstone, Esq.
Homestead Funds, Inc.
4301 Wilson Boulevard
Arlington, VA 22203
(Name and address of agent for service)
Copies to:
Bibb L. Strench, Esq.
Seward & Kissel LLP
1200 G Street N.W.
Washington, DC 20005
(Name and addresses of agent for service)
Registrant’s telephone number, including area code: (703) 907-5953
Date of fiscal year end: December 31
Date of reporting period: June 30, 2010

August 26, 2010
Dear Shareholder:
Enclosed is your copy of the 2010 Homestead Funds semi-annual report. We invite you to read it in order to better understand the performance of your investments through mid-year.
The first six months of 2010 presented a mixed picture of the economy. Employment remained weak, European debt worries created unease globally, and access to credit in the U.S. remained tight. Positive news included growth in corporate earnings, industrial production and retail sales.
During the period, the Standard & Poor’s 500 Stock Index, the Dow Jones Industrial Average and the NASDAQ-100 Index returned -6.65%, -5.00% and -6.51%, respectively. Treasury yields drifted downward at the end of the six-month period, as equities priced in lower growth.
Volatility is an ever-present factor in the markets. We always recommend asset diversification for long-term investors, while rebalancing periodically in order to adjust for anticipated volatility. A Homestead Funds’ representative can help you assess how your portfolio is doing. Please give them a call at 1-800-258-3030 between the hours of 8:30 am and 5:00 pm ET.
Thank you for choosing Homestead Funds.
Sincerely,
Peter R. Morris
President and Director
Must be preceded or accompanied by a prospectus. RE Investment Corporation, Distributor: 8/10

Item 1.  Reports to Stockholders
Daily Income Fund (HDIXX)
Short-Term Government Securities Fund (HOSGX)
Short-Term Bond Fund (HOSBX)
Stock Index Fund (HSTIX)
Value Fund (HOVLX)
Growth Fund (HNASX)
Small-Company Stock Fund (HSCSX)
International Value Fund (HISIX)

 JUNE 30,
2010

semi-annual report

Table of Contents

PERFORMANCE EVALUATION
Daily Income Fund	2
Short-Term Government Securities Fund and Short-Term Bond Fund	4
Stock Index Fund	8
Value Fund	10
Growth Fund	12
Small-Company Stock Fund	14
International Value Fund	16
EXPENSE EXAMPLE	18
REGULATORY AND SHAREHOLDER MATTERS	20
PORTFOLIO OF INVESTMENTS
Daily Income Fund	21
Short-Term Government Securities Fund	23
Short-Term Bond Fund	27
Stock Index Fund	37
Value Fund	38
Growth Fund	39
Small-Company Stock Fund	41
International Value Fund	42
STATEMENTS OF ASSETS AND LIABILITIES	44
STATEMENTS OF OPERATIONS	46
STATEMENTS OF CHANGES IN NET ASSETS	48
FINANCIAL HIGHLIGHTS
Daily Income Fund	50
Short-Term Government Securities Fund	51
Short-Term Bond Fund	52
Stock Index Fund	53
Value Fund	54
Growth Fund	55
Small-Company Stock Fund	56
International Value Fund	57
NOTES TO FINANCIAL STATEMENTS	58
DIRECTORS AND OFFICERS	62
APPENDIX—S&P 500 STOCK MASTER PORTFOLIO	63

The investment commentaries on the following pages were prepared for each fund by its portfolio manager. The views expressed are those of the portfolio manager for each fund as of June 30, 2010, and may have changed since that date. The opinions stated may contain forward-looking statements and may discuss the impact of domestic and foreign markets, industry and economic trends and governmental regulations of the funds and their holdings. Such statements are subject to uncertainty, and the impact on the funds might be materially different from what is described here.

PERFORMANCE EVALUATION

Daily Income Fund

MARKET CONDITIONS
The Federal Reserve (Fed) started 2010 increasingly confident that economic growth was improving and on a sustainable path. The Fed suspended its program for direct purchases of agency mortgage-backed securities, dismantled other special programs created during the credit crisis and openly discussed ways to reduce its $2 trillion balance sheet.

This confidence was dealt a severe blow by the European debt crisis, which highlighted the long term challenges of sustaining economic growth through government fiscal imbalances—precisely the path the U.S. has undertaken. Confidence was further eroded by the growing severity of the Gulf of Mexico oil spill and slowing economic growth in China.

With the credit markets increasingly rattled, investors once again looked for safety. The Fed downgraded its outlook for the U.S. economy by the end of the second quarter. At the June 23rd Federal Open Market Committee meeting, the Fed stated that “financial conditions have become less supportive of economic growth on balance, largely reflecting developments abroad.”

FUND PERFORMANCE
As long as the Fed keeps the federal funds rate close to zero, the Daily Income Fund will continue to earn very little interest income for its shareholders. Since the Fed maintained its 0.0% to 0.25% target range for the first half of 2010, the Daily Income Fund earned a total return of 0.01% and has a seven day yield of 0.01%.

The Daily Income Fund has maintained its conservative strategy and continues to invest in high-quality money market instruments. The Fund manager emphasizes safety, liquidity, and then yield. The average maturity of the Fund was 37 days on June 30, 2010.

OUTLOOK
Given recent uncertainty in the markets and the Fed downgrade of the prospects for the U.S. economy near term, it is not likely that the Fed will raise the target range for the federal funds rate any time soon. Once the Fed is satisfied that the economy is recovering, we expect that it will introduce a series of gradual interest rate hikes. We look forward to these interest rate hikes, which will allow the Fund to offer shareholders a more attractive return on investment.

2	Performance Evaluation

Daily Income Fund

AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year

periods ended 06/30/10

Daily Income Fund	0.06%	2.57%	2.29%

The returns quoted in the above table represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment may be worth more or less than its original cost. The Daily Income Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

YIELD

Annualized 7-day effective yield quoted 06/30/10		0.01%

SECURITY DIVERSIFICATION	on 12/31/09	on 06/30/10

(% of total investments)

Commercial paper	62.1%	77.1%
Corporate bonds	25.0%	18.8%
U.S. Government obligations	6.2%	4.1%
Certificates of deposit	1.7%	0.0%
Short-term and other assets	5.0%	0.0%

Total	100.0%	100.0%

MATURITY	on 12/31/09	on 06/30/10

Average Weighted Maturity	56 days	37 days

Performance Evaluation	3

PERFORMANCE EVALUATION
Short-Term Government Securities Fund and
Short-Term Bond Fund

MARKET CONDITIONS
The bond market rallied modestly in the first half of 2010 as market fears rose sharply regarding the possibility of a second-half economic slowdown resulting in a double-dip recession. The market’s rationale was that Europe’s sovereign debt crisis, China’s attempts to moderate its rate of growth and the winding down of federal stimulus, combined with expected rising tax rates and austerity measures at the state and local government levels, would all lead to markedly reduced economic activity. In addition, the wealth of the consumer and the outlook for spending and job creation remain suspect. While valid, there are positive factors that offset these concerns. Easy monetary conditions, benign inflation, a rebound in industrial production and retail sales all point to a continuation of the economic recovery. The stock market sold off sharply in the second quarter, perhaps reflecting the bond market’s concerns, but when taken in the context of the major rally off the March 2009 lows, this sell-off seems more like an overdue correction. Supporting this view is the rather modest widening in credit spreads experienced in 2010, which indicate that a major economic slowdown is unlikely.

While the unemployment rate peaked in October 2009 at 10.1%, it declined modestly to 9.5% by mid-2010. During the same period, non-farm payrolls expanded only an average of 105,000 per month, leaving total employment almost 7.5 million below the December 2007 peak. Industrial production is up 8.2% through June compared to one year ago, and although industrial production has not yet recovered to pre-recession levels, the ISM Manufacturing Survey points to continued growth. Seasonally adjusted retail sales were up 4.8% in June 2010 compared to June 2009, but are still below pre-recession levels. Auto sales in 2010 are running at roughly an annual rate of 11.1 million, which is above the recession’s trough level of 9.1 million but below the 14.1 million average of the last five years. Rail freight traffic stands at 18.8% higher than a year ago as of July 3, 2010, and it edged above 2008’s comparable weekly level for the first time this year. First quarter GDP rose at a 2.7% annual rate, down from the 5.6% rate of the fourth quarter of 2009, yet up 1.9% from overall 2009 levels. The weakness in May 2010 new home sales at 300,000, which are down 18.3% from one year earlier, is dwarfed by the strength in existing home sales of 5.66 million, which are up 19.2% year-over-year.

Consumer confidence as measured by the Conference Board Consumer Confidence Index remains fairly flat compared to late 2009 levels. In general, consumers are still worried about their personal financial situations and employment prospects. They rate the present as a poor time to make major purchases such as autos and homes, yet have not increased their savings rate, which averaged 4.2% for 2009 and stood at 4.0% as of May 2010. In spite of lackluster confidence, personal consumption was 4.6% higher in May 2010 than one year ago, a new all-time peak in consumer spending. The inflation outlook remains favorable as the Consumer Price Index as of May 2010 was 2.0% higher than one year ago, down from 2009’s 2.7% increase.

The Federal Reserve’s policymaking committee, the Federal Open Market Committee (FOMC), continues to maintain its federal funds rate target in a range of 0.00% to 0.25%. The FOMC believes that although the economic recovery is proceeding at a moderate pace and that the job market is improving, the recovery is likely to be subdued for a time, given deterioration in financial conditions due to European developments and ongoing problems in the housing market. The FOMC also notes that inflation has trended lower and that although household spending is increasing, it is constrained by high unemployment, modest income growth, lower housing wealth and tight credit. While the Federal Reserve raised the discount rate 25 basis points to 0.75% on February 18, 2009 in an initial move back to normalizing its spread over the federal funds rate, this had no near-term monetary policy implications. It should

4	Performance Evaluation

be noted that Kansas City Federal Reserve Bank President Thomas Hoenig voted against the June 2010 FOMC rate decision, arguing that keeping the federal funds rate exceptionally low for an extended period could lead to a buildup of future risks and imbalances and reduce the FOMC’s flexibility to begin raising rates modestly. It was his fourth straight meeting dissension.

FUND PERFORMANCE
The Short-Term Government Securities Fund returned 1.88% for the first half of 2010 compared to the benchmark’s return of 2.96%. Relative underperformance was the result of the Fund’s lower exposure to U.S. Treasuries and shorter maturity than the benchmark index. All of the Fund’s sectors had a positive return for the first half of 2010, with the government and agency sectors particularly strong.

The Short-Term Bond Fund returned 3.84% for the first half of 2010 compared to the benchmark’s return of 3.00%. Relative outperformance was a result of the Fund’s exposure to the asset-backed and mortgage markets, which continue to recover from their dismal 2008 performance. All other sectors of the Fund had a positive performance with the exception of Yankee bonds, which suffered due to the European sovereign debt crisis and issues related to the oil spill in the Gulf of Mexico.

OUTLOOK
The bond market’s return to normal is virtually complete as the credit crunch of 2008 moves further into the past. While bank lending is still constrained for many medium and small businesses, and the consumer may hesitate to ever again use a credit card or home equity to borrow beyond his ability to repay, the bond market is once again open to all borrowers with even a minimum of financial strength and stability. While credit spreads in some cases would still be considered historically well above average, this may have more to do with the absolute low level of interest rates than anything else.

With the banking system reliquified and credit flowing in the capital markets, the FOMC’s continuation of its zero interest rate policy seems to have outlived its usefulness, given the fact that the financial emergency is over and the economy is recovering, albeit slower than the historical norm. We believe that the FOMC would rather be too easy in conducting monetary policy than too tight, and the near economic collapse of late 2008 has perhaps produced long-lasting scars at the Federal Reserve, making them extremely risk-averse on a more or less permanent basis. The June FOMC meeting notes have forecasted 2011 GDP growth of 3.5% to 4.2%, a number that on the surface seems inconsistent with zero interest rates. The futures market suggests that rates will remain where they are presently over the next twelve months.

We believe that the bond market will likely continue to perform in line with Federal Reserve policy and economic outlooks that call for near-term stability. The market will have to eventually deal with a hostile Federal Reserve, but that seems to be a worry for 2011 or beyond.

Performance Evaluation	5

Short-Term Government Securities Fund

AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year

periods ended 06/30/10

Short-Term Government Securities Fund	3.37%	3.91%	3.84%
BofA Merrill Lynch 1-5 Year U.S. Treasury Index	4.12%	4.81%	4.96%

SECURITY DIVERSIFICATION		on 12/31/09	on 06/30/10

(% of total investments)

Government-guaranteed agencies		46.8%	46.7%
U.S. Treasuries		13.8%	18.8%
Corporate bonds		18.8%	17.6%
Mortgage-backed securities		7.6%	6.5%
Municipal bonds		7.0%	5.1%
Asset-backed securities		4.5%	3.8%
Short-term and other assets		1.5%	1.5%

Total		100.0%	100.0%

MATURITY		on 12/31/09	on 06/30/10

Average Weighted Maturity		2.43 years	2.39 years

PERFORMANCE COMPARISON

Comparison of the change in value of a $10,000 investment in the Fund and the BofA Merrill Lynch 1-5 Year U.S. Treasury Index made on December 31, 1999.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Short-Term Government Securities Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

6	Performance Evaluation

Short-Term Bond Fund

AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year

periods ended 06/30/10

Short-Term Bond Fund	10.61%	5.17%	4.78%
BofA Merrill Lynch 1-5 Year Corp./Gov. Index	5.72%	4.89%	5.30%

SECURITY DIVERSIFICATION		on 12/31/09	on 06/30/10

(% of total investments)

Corporate bonds		36.3%	33.0%
Asset-backed securities		24.9%	22.4%
Mortgage-backed securities		17.5%	16.0%
Municipal bonds		11.4%	13.5%
Yankee bonds		3.7%	8.4%
U.S. Government obligations		3.7%	4.4%
Short-term and other assets		2.5%	2.3%

Total		100.0%	100.0%

MATURITY		on 12/31/09	on 06/30/10

Average Weighted Maturity		2.94 years	2.86 years

PERFORMANCE COMPARISON

Comparison of the change in value of a $10,000 investment in the Fund and the BofA Merrill Lynch 1-5 Year Corp./Gov. Index made on December 31, 1999.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Short-Term Bond Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

Performance Evaluation	7

PERFORMANCE EVALUATION

Stock Index Fund

MARKET CONDITIONS
At the beginning of 2010, we expected to see a modest cyclical recovery that was countered by the structural problems facing most of the developed world. For the first four months of the year, the cyclical recovery did dominate, but over the final two months of the period, structural problems (especially those in Europe) began to win out, and risk assets (including U.S. equities) struggled. Financial markets took a dramatic turn in late April, as investor sentiment was dominated by concerns over the European sovereign debt crisis, less positive economic data and uncertainty over financial regulatory reform in the United States. Volatility levels moved noticeably higher over the past several months, and investors embarked on a renewed “flight to quality,” abandoning risk assets such as stocks in favor of safer alternatives, most notably U.S. Treasury bonds and gold.

Within the benchmark S&P 500 Index, all 10 sectors recorded negative returns for the period. Industrials (−0.85%), consumer discretionary (−1.59%) and consumer staples (−2.79%) were the smallest detractors from performance, while materials (−12.88%) and energy (−12.21%) posted comparatively larger losses.

INDEX AND FUND PERFORMANCE
The broad market metric and the Fund’s benchmark, the Standard & Poor’s (S&P) 500 Index, returned −6.65% for the six-month period. The S&P 500 is a market-weighted index composed of 500 common stocks issued by large-capitalization companies in a wide range of business. The stocks included in the index collectively represent a substantial portion of all common stocks publicly traded in the United States. The Stock Index Fund tracked the benchmark, returning −6.80%.

During the six-month period, as changes were made to the composition of the S&P 500, the Master Portfolio in which the Fund invests purchased and sold securities to maintain its objective of replicating the risks and returns of the benchmark. The Fund remains positioned to match the risk characteristics of its benchmark, irrespective of the market’s future direction.

Shareholders are reminded that this Fund, unlike an actively managed portfolio, does not reflect the manager’s positive or negative view of the investment opportunities or risks ahead.

8	Performance Evaluation

Stock Index Fund

AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year

periods ended 06/30/10

Stock Index Fund	13.85%	-1.37%	-2.23%
Standard & Poor’s 500 Stock Index	14.43%	-0.79%	-1.59%

	% of Total		% of Total
	Net Assets		Net Assets
INDUSTRY DIVERSIFICATION	at 6/30/10*		at 6/30/10*

Information technology	17.9%	Industrials	10.0%
Financials	15.7%	Utilities	3.6%
Health care	11.6%	Materials	3.2%
Consumer discretionary	10.8%	Telecommunication services	2.9%
Energy	10.3%	Short-term and other assets	3.9%
Consumer staples	10.1%

Total			100.0%

	% of Total		% of Total
	Net Assets		Net Assets
TOP TEN HOLDINGS	at 6/30/10*		at 6/30/10*

Exxon Mobil Corporation	3.0%	International Business Machines Corp.	1.6%
Apple Inc.	2.4%	General Electric Company	1.6%
Microsoft Corporation	1.8%	JPMorgan Chase & Co.	1.5%
Procter & Gamble Co. (The)	1.8%	Bank of America Corporation	1.5%
Johnson & Johnson	1.7%	AT&T Inc.	1.5%

PERFORMANCE COMPARISON

Comparison of the change in value of a $10,000 investment in the Fund and the Standard & Poor’s 500 Stock Index made at the Fund’s inception on December 31, 1999.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Stock Index Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

 * Holdings information is for the S&P 500 Stock Master Portfolio, managed by BlackRock Fund Advisors, the portfolio in which the Stock Index Fund invests all of its investable assets. Please refer to the Appendix for the complete annual report of the S&P 500 Stock Master Portfolio.

Performance Evaluation	9

PERFORMANCE EVALUATION

Value Fund

MARKET CONDITIONS
The year 2010 began with equity markets rising, continuing the rebound off the lows of March 2009. However, beginning in April, the indexes began to reverse course as political uncertainties and a stalling economy began to weigh on the market. A combination of many factors—unemployment, reluctance to lend and to borrow, and the prospect of increasing costs from health care reform, greater regulation and increased tax rates—sapped investor optimism and led to expectations of a weaker and a more protracted economic recovery.

FUND PERFORMANCE
The Value Fund returned −5.94% for the first half of 2010, and its benchmark index, the unmanaged S&P 500 Index, returned −6.65%. The Fund’s slightly better-than-index results were due to several factors. The Fund’s industry sectors for Energy, Materials and Industrials outpaced the results of the overall index. The Fund’s positions in the Consumer Staples sector lagged the index sector. Top-performing stocks in the first half for the Fund were Hospira, Inc., Dillard’s, Inc. and Pactiv Corporation. Laggards included Dean Foods Company, Pfizer Inc. and Dell Inc.

During 2010, a new position was initiated in General Electric Company, a diversified technology, media and financial services company offering a number of services including aircraft engines, water processing, medical imaging and business and consumer finance.

R.R. Donnelley & Sons Company was eliminated in the first half of 2010.

OUTLOOK
The stock market, due to its rebound, and then partial pullback in the spring, finds itself somewhat similarly placed as it was at the beginning of the year. The economy has rebounded, but unfortunately, both the market and the economy lack the wherewithal to continue the momentum they demonstrated throughout much of 2009. Uncertainty pervades the investment environment. Although there is hope for sustained economic growth, the present political environment has resulted in new regulation and unresolved tax issues. This combination has dampened confidence and hindered the overall pace of recovery for the economy in general.

Cautious optimism remains, as does our effort to find value in all environments. The recent addition of General Electric reflects our value-oriented approach. General Electric has consistently invested over the years in its industrial services businesses and has strong market positions in markets where it competes. Regardless of the pace of the economic recovery, we believe General Electric is positioned to improve its competitive position and also its financial returns.

We continue to search for investment opportunities in this period of economic stress that will reward shareholders over the long term.

10	Performance Evaluation

Value Fund

AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year

periods ended 06/30/10

Value Fund	16.76%	–0.19%	4.84%
Standard & Poor’s 500 Stock Index	14.43%	–0.79%	–1.59%

	% of Total		% of Total
	Investment		Investment
INDUSTRY DIVERSIFICATION	at 06/30/10		at 06/30/10

Health care	22.2%	Materials	7.8%
Information technology	17.9%	Consumer discretionary	6.6%
Industrials	16.6%	Consumer staples	3.3%
Energy	14.5%	Short-term and other assets	1.4%
Financials	9.7%

Total			100.0%

	% of Total		% of Total
	Investment		Investment
TOP TEN HOLDINGS	at 06/30/10		at 06/30/10

Hospira, Inc.	4.5%	Cisco Systems, Inc.	3.7%
Bristol-Myers Squibb Co.	4.5%	Dow Chemical Company (The)	3.5%
Intel Corporation	4.1%	JPMorgan Chase & Co.	3.5%
Abbott Laboratories	4.0%	Pfizer Inc.	3.4%
Parker-Hannifin Corporation	3.8%	Dell Inc.	3.3%

PERFORMANCE COMPARISON

Comparison of the change in value of a $10,000 investment in the Fund and the Standard & Poor’s 500 Stock Index made on December 31, 1999.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Value Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

Performance Evaluation	11

PERFORMANCE EVALUATION

Growth Fund

MARKET CONDITIONS
The European debt crisis and worries about the knock-on effects for global economic growth weighed on equity markets. In terms of the broad U.S. stock market, small- and mid-cap shares outperformed those of large companies, while value stocks held up better than growth-oriented shares, as measured by the relevant Russell indices. Large-cap growth was the poorest-performing equity style for the six months, when no sector within the Russell 1000 Growth Index managed a positive return. Traditionally defensive telecommunication services shares held up best; industrials and consumer discretionary stocks had only modestly negative results. Energy and materials shares were among the worst performers of the big index components.

FUND PERFORMANCE
The Fund declined in the six months ended June 30, 2010 (−9.56%), and lagged its benchmark, the Russell 1000 Growth Index (−7.65%), during a difficult period for equities. Stock selection was responsible for underperformance. In absolute terms, no sector contributed positively to performance within the benchmark. Relative to the benchmark, holdings in the financial and consumer discretionary sectors detracted most from performance. Telecommunication services and materials were the strongest sectors.

Stock selection and an overweight position made the financials sector a leading reason for the portfolio’s underperformance of the Russell 1000 Growth Index. Capital market shares were a key area of weakness. Goldman Sachs lagged as the SEC filed fraud charges against the company relating to its role in selling troubled mortgage securities prior to the credit crisis. We significantly reduced our position because of the regulatory and headline risk confronting the firm. Asset manager Franklin Resources announced during the period that quarterly profits more than tripled; nevertheless, shares underperformed amid the sharp market downturn, which lowers assets under management and revenue from management fees.

Stock selection in the consumer discretionary sector was also a significant detractor from relative performance, led by a stake in Amazon.com. The giant internet retailer was hurt by the substantial decline in the value of the euro and pound relative to the dollar, because foreign exchange rates have a significant impact on the value of the company’s international sales, which account for about half of Amazon’s business. Liberty Media Interactive was another detractor on news that it would split into an asset-backed stock, which only highlighted the poor performance of one of the firm’s principal assets, home shopping network QVC.

At the other end of the spectrum, it helped to hold an overweight position in telecommunication services, the best-performing sector in the benchmark. The key contributor in the sector was American Tower which owns, operates and develops wireless communications and broadcast towers in the United States. The company continues to benefit from increasing adoption of smart phones and demand for bandwidth by wireless users.

OUTLOOK
Although the market environment remains quite fragile, the economy and financial markets appear to be healing. We believe the key to ongoing economic growth is a recovery in the labor market, which we expect as the year progresses. We believe that growth in employment will be beneficial for companies in the consumer discretionary and financials sectors. Stock valuations are reasonable, especially in relation to today’s low interest rates. The difference between the earnings yield on stocks and the 10-year Treasury rate is attractive in any historical context. Our unwavering focus remains on buying and holding high-quality, large-cap growth stocks with solid valuations relative to their future growth prospects.

12	Performance Evaluation

Growth Fund

			Since Inception
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	(01/01)

periods ended 06/30/10

Growth Fund*	14.07%	1.87%	−6.19%
Russell 1000 Growth Index	13.62%	0.38%	−3.06%
Standard & Poor’s 500 Stock Index	14.43%	−0.79%	−0.91%

	% of Total		% of Total
	Investment		Investment
INDUSTRY DIVERSIFICATION	at 06/30/10		at 06/30/10

Information technology	32.4%	Energy	8.0%
Consumer discretionary	17.4%	Consumer staples	3.4%
Industrials	13.0%	Telecommunication services	3.3%
Financials	10.4%	Materials	2.8%
Health care	9.0%	Short-term and other assets	0.3%

Total			100.0%

	% of Total		% of Total
	Investment		Investment
TOP TEN HOLDINGS	at 06/30/10		at 06/30/10

Apple Inc.	6.4%	Praxair, Inc.	2.8%
Google Inc. (Class A)	5.1%	Juniper Networks, Inc.	2.7%
Amazon.com, Inc.	3.7%	Schlumberger Limited	2.6%
Danaher Corporation	3.2%	EOG Resources, Inc.	2.6%
Wells Fargo & Company	3.0%	QUALCOMM, Inc.	2.5%

PERFORMANCE COMPARISON

Comparison of the change in value of a $10,000 investment in the Fund and its benchmark indices made at the Fund’s inception on January 22, 2001.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Growth Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

 * Performance information for the Growth Fund (formerly the Nasdaq-100 Index Tracking StockSM Fund) reflects its previous investment strategy from inception through December 5, 2008, of matching, as closely as possible, before expenses, the performance of the Nasdaq-100 Stock Index.

Performance Evaluation	13

PERFORMANCE EVALUATION

Small-Company Stock Fund

MARKET CONDITIONS
During the first half of 2010, the small-capitalization stock market indices—the Standard & Poor’s 600 Small-Cap and the Russell 2000—decreased −0.88% and −1.95%, respectively, better results than the Standard & Poor’s 500 Stock Index, the Dow Jones Industrials, and the technology-laden NASDAQ-100 Index, which returned −6.65%, −5.00% and −6.51%, respectively.

Initial expectations for a more robust economic rebound receded during the spring as investors increasingly realized that the cumulative effect of household deleveraging, increased costs from health care reform, uncertainty of the impact of financial regulatory reform and uncertainty over tax policy cooled enthusiasm and brought small-capitalization stocks back to levels close to where they began the year.

FUND PERFORMANCE
The Small-Company Stock Fund rose 2.70% in the first half of 2010, while the benchmark Russell 2000 Index returned −1.95%. The Fund outperformed the benchmark index primarily due to stocks within its Energy and Industrial sectors, where the respective sector weightings were greater than the Index’s weightings and the Fund’s stocks outperformed both their respective industry sectors and the overall Index. Notable positive contributors in the first half were Cimarex Energy Co., Triumph Group, Inc. and Cracker Barrel Old Country Store, Inc. Poorer performing stocks included Western Digital Corp., Westlake Chemical Corporation, and Nordstrom, Inc.

In the first half of the year, we initiated positions in Polypore International, Inc. and The Gorman-Rupp Company. Polypore International develops, manufactures and markets specialized polymer-based membranes used in separation and filtration processes. Gorman-Rupp designs, manufactures and sells pumps and related fluid control equipment.

In June, we eliminated our position in American Italian Pasta Company. American Italian Pasta entered into an agreement to be acquired by Ralcorp Holdings, Inc.

OUTLOOK
The outlook for the second half of the year is best summarized as uncertain. Two factors that should reduce the uncertainty surrounding the economy will be the November mid-term elections and resolution on future tax policy. Until then, we believe that equity markets may track sideways.

Despite the present uncertainties, an ongoing condition regardless of the present state of the economy, we continue to search for attractive investment opportunities. Businesses are growing organically and strategically; witness the acquisition of American Italian Pasta. Also, in all economic environments, companies that can provide productivity improvements to their customers through their products and services, whether they are consumers or other businesses, are prime examples of companies of potential value and stock price appreciation.

As an example, one of our newest additions to the portfolio, Polypore International, creates components used in lithium batteries that are making their way into wider use in power tools and garden equipment, eliminating electrical cords and providing more and longer lasting power. The company’s innovation represents a productivity increase for users, which could create new demand from contractors and homeowners alike.

14	Performance Evaluation

Small-Company Stock Fund

AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year

periods ended 06/30/10

Small-Company Stock Fund	32.92%	4.38%	9.41%
Russell 2000 Index	21.48%	0.37%	3.00%

	% of Total		% of Total
	Investment		Investment
INDUSTRY DIVERSIFICATION	at 06/30/10		at 06/30/10

Industrials	28.8%	Information technology	5.6%
Consumer discretionary	16.7%	Materials	5.3%
Energy	12.1%	Health care	3.1%
Consumer staples	10.2%	Short-term and other assets	8.5%
Financials	9.7%

Total			100.0%

	% of Total		% of Total
	Investment		Investment
TOP TEN HOLDINGS	at 06/30/10		at 06/30/10

Cimarex Energy Co.	5.9%	CLARCOR Inc.	3.8%
Cooper Tire & Rubber Company	4.1%	Brinker International, Inc.	3.7%
Nordstrom, Inc.	4.0%	Applied Industrial Technologies, Inc.	3.6%
United Natural Foods, Inc.	3.9%	Carlisle Companies Inc.	3.6%
Triumph Group, Inc.	3.9%	Cracker Barrel Old Country Store, Inc.	3.4%

PERFORMANCE COMPARISON

Comparison of the change in value of a $10,000 investment in the Fund and the Russell 2000 Index made on December 31, 1999.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Small-Company Stock Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

Performance Evaluation	15

PERFORMANCE EVALUATION

International Value Fund

MARKET CONDITIONS
Equity markets showed modest returns in the first half of the six-month period as economic conditions improved in many parts of the world. However, risk aversion returned to global financial markets in the second half with virtually all major equity markets posting losses. A debt crisis in Europe, a slowdown in China and weakening U.S. economic data caused investors to seek safe havens such as U.S. Treasuries, gold and the yen, which all appreciated in value. The worst damage was seen in Europe. A crisis of confidence in the ability of peripheral European countries to refinance debt led to fears of severe fiscal retrenchment, economic contraction and renewed concerns over the stability of the European banking system. The Euro declined nearly 10% in value against the dollar, exacerbating the investment losses for many U.S.-based investors. While this has had an immediate negative impact on portfolio returns, the benefits of a weak euro could result in higher reported profits for some of our portfolio holdings over the next 12 months.

FUND PERFORMANCE
For the six-month period ending June 30, 2010, the Fund declined −13.3% versus the MSCI® EAFE® Index, which lost −13.2%. Riskier assets were particularly hard-hit, with materials, energy and financials among the worst performers. The biggest detractors in those sectors included ArcelorMittal, Total and AXA. On the other hand, consumer staples, industrials and information technology companies held up relatively well due to their defensive nature. Kao Corporation, Nestlé, Keppel Corporation Limited and Ericsson were among the best performers in those areas. Geographically, stocks in Europe, with the exception of Germany and Sweden, saw the greatest losses, while our Japanese and other Asian holdings were among the better performers. While financials were mostly a drag on performance, two Japanese stocks were in positive territory: Daito Trust Construction Company, Ltd. and Sumitomo Trust and Banking Company, Ltd.

OUTLOOK
Market volatility is likely to remain at an elevated level given macro-economic risks. Most serious is the growing debt that developed countries have taken on to encourage economic activity. Many governments in Europe have already slashed fiscal spending in an effort to bring debt to a more sustainable level. The negative impact on economic activity could become apparent in coming quarters. But Europe is not alone. The U.S. and Japan are also facing levels of indebtedness that are likely untenable over the long term. We believe that subdued economic growth, currency volatility and rising taxes are a near certainty for much of the developed world. Alternatively, many emerging markets are relatively free of these issues, and in some cases, their economies may be expanding too rapidly. Such expansion could adversely impact those emerging markets as governments implement austerity measures to mitigate inflationary pressures.

Despite this challenging investment environment, we remain committed to seeking investments that become attractively valued at points of maximum pessimism and have the potential to appreciate at later points in time as fear subsides. We also believe that a focus on value and quality is essential. Companies with favorable industry positioning and solid balance sheets are positioned to thrive in both good and bad times. Following our strict value discipline helps to protect capital in down markets while providing for upside participation as markets improve.

16	Performance Evaluation

International Value Fund

			Since Inception
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	(01/01)

periods ended 06/30/10

International Value Fund*	5.60%	2.26%	1.23%
MSCI® EAFE® Index	5.92%	0.88%	1.42%

	% of Total		% of Total
	Investment		Investment
COUNTRY DIVERSIFICATION	at 06/30/10		at 06/30/10

Japan	25.4%	Singapore	3.0%
Switzerland	14.8%	Italy	3.0%
France	12.3%	Thailand	1.8%
Britain	12.2%	Brazil	1.7%
Hong Kong	4.3%	Netherlands	1.7%
Norway	3.9%	Spain	1.0%
China	3.6%	Indonesia	1.0%
Republic of South Korea	3.6%	Australia	0.7%
Germany	3.1%	Short-term and other assets	2.9%

Total			100.0%

	% of Total		% of Total
	Investment		Investment
TOP TEN HOLDINGS	at 06/30/10		at 06/30/10

Novartis AG REG	3.1%	Daiichi Sankyo Co., Ltd.	2.6%
Daito Trust Construction Co., Ltd.	2.9%	Bridgestone Corporation	2.5%
WPP Group PLC	2.8%	Sumitomo Trust & Banking Co., Ltd.	2.5%
Kao Corporation	2.7%	Hutchison Whampoa Ltd.	2.4%
Cap Gemini SA	2.6%	Zurich Financial Services Ltd.	2.3%

PERFORMANCE COMPARISON

Comparison of the change in value of a $10,000 investment in the Fund and the MSCI® EAFE® Index made at the Fund’s inception on January 22, 2001.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The International Value Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

 * The performance information for the International Value Fund (formerly the International Stock Index Fund) reflects its investment experience in the State Street MSCI® EAFE® Index Portfolio from inception through October 16, 2005, and in the Vanguard Developed Markets Index Fund from October 17, 2005 to June 9, 2006. Mercator Asset Management, L.P.’s role as subadvisor began June 12, 2006.

Performance Evaluation	17

Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, service fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each of the Homestead Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at January 1, 2010 and held through June 30, 2010.

ACTUAL EXPENSES
The first line for each Fund in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period. Although the funds charge no sales loads or transaction fees, you will be charged a redemption fee equal to 2.00% of the net amount of the redemption (except for the Daily Income Fund, Short-Term Government Securities Fund, and Short-Term Bond Fund), if you redeem your shares less than 30 calendar days after you purchase them.

Individual Retirement Arrangements (IRAs) and Educational Savings Accounts (ESAs) are charged a $15.00 annual custodial fee. The charge is automatically deducted from your account in the fourth quarter or, if you close your account, at the time of redemption. A fee is collected for each IRA or ESA account, as distinguished by account type (Traditional IRA, Roth IRA, or ESA) and Social Security Number. For example, if you have both a Traditional IRA and a Roth IRA account, each would be charged a fee. But only one fee would be collected for each account type, regardless of the number of funds held by each account type. These fees are not included in the example below. If included, the costs shown would be higher.

HYPOTHETICAL EXAMPLE FOR
COMPARISON PURPOSES
The second line for each Fund in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as the redemption fee charged on sales of shares held less than 30 days, or the custodial account fee. Therefore, the hypothetical information in the example is useful in comparing your ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

18	Expense Example

				Annualized
				Expense Ratio
	Beginning Account	Ending Account		for the Six Month
	Value	Value	Expenses Paid	Period Ended
	1/1/2010	6/30/2010	During the Period[a]	6/30/2010

DAILY INCOME FUND
Actual Return	$1,000.00	$1,000.05	$1.24	0.25%
Hypothetical (5% return before expenses)	1,000.00	1,025.26	1.25	0.25%

SHORT-TERM GOVERNMENT SECURITIES FUND
Actual Return	1,000.00	1,018.95	3.75	0.75%
Hypothetical (5% return before expenses)	1,000.00	1,025.26	3.76	0.75%

SHORT-TERM BOND FUND
Actual Return	1,000.00	1,039.02	4.03	0.80%
Hypothetical (5% return before expenses)	1,000.00	1,025.26	4.00	0.80%

STOCK INDEX FUND[b]
Actual Return	1,000.00	933.90	3.09	0.64%
Hypothetical (5% return before expenses)	1,000.00	1,025.26	3.21	0.64%

VALUE FUND
Actual Return	1,000.00	942.05	3.64	0.75%
Hypothetical (5% return before expenses)	1,000.00	1,025.26	3.77	0.75%

GROWTH FUND
Actual Return	1,000.00	908.13	4.53	0.95%
Hypothetical (5% return before expenses)	1,000.00	1,025.26	4.76	0.95%

SMALL-COMPANY STOCK FUND
Actual Return	1,000.00	1,027.31	6.14	1.22%
Hypothetical (5% return before expenses)	1,000.00	1,025.26	6.14	1.22%

INTERNATIONAL VALUE FUND
Actual Return	1,000.00	874.16	4.65	0.99%
Hypothetical (5% return before expenses)	1,000.00	1,025.26	4.96	0.99%

a.	The dollar amounts shown as “Expenses Paid During the Period” are equal to each Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181, then divided by 365.

b.	The Stock Index Fund is a feeder fund that invests substantially all of its assets in a master portfolio. The example reflects the expenses of both the feeder fund and the master portfolio.

Expense Example	19

Regulatory and Shareholder Matters

PROXY VOTING POLICIES AND PROCEDURES
The policies and procedures used to determine how to vote proxies relating to the Funds’ portfolio securities are available without charge online at www.homesteadfunds.com or upon request by calling the Chief Compliance Officer at 1-800-258-3030. This information also is available on the Securities and Exchange Commission’s website at www.sec.gov.

PROXY VOTING RECORD
For the most recent twelve-month period ended June 30, information regarding how proxies relating to portfolio securities were voted on behalf of each of the Funds is available without charge online at www.homesteadfunds.com and on the Securities and Exchange Commission’s website at www.sec.gov.

QUARTERLY DISCLOSURE OF PORTFOLIO HOLDINGS
The Funds file complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Portfolio holdings for the second and fourth quarter of each fiscal year are filed as part of the Funds’ semi-annual and annual reports. The Funds’ Form N-Q, semi-annual and annual reports are available on the Commission’s website at www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent quarterly portfolio holdings and semi-annual and annual report also can be accessed on the Funds’ website at www.homesteadfunds.com.

20	Regulatory and Shareholder Matters

 PORTFOLIO OF INVESTMENTS: Daily Income Fund
 June 30, 2010 (Unaudited)

CORPORATE NOTES	Interest Rate	Maturity Date	Face Amount	Value

(18.8% of portfolio)

Bank of America Corp.	4.79%	08/04/10	$1,500,000	$1,505,556
Bank of America Corp.	0.59	08/13/10	2,000,000	2,000,365
Citigroup Funding Inc.	0.57	08/13/10	5,000,000	5,000,664
Deere & Co.	0.38	07/16/10	1,000,000	1,000,055
HSBC Finance Corp.	8.00	07/15/10	5,602,000	5,617,755
HSBC Finance Corp.	6.38	08/01/10	3,225,000	3,240,266
Southern Company	1.16	08/20/10	2,980,000	2,983,205
Wal-Mart Stores, Inc.	4.13	07/01/10	7,048,000	7,048,000
Wal-Mart Stores, Inc.	4.75	08/15/10	1,917,000	1,927,281
Wells Fargo & Co.	4.63	08/09/10	3,600,000	3,616,060
Wells Fargo & Co.	0.68	08/20/10	2,000,000	2,000,781

Total Corporate Notes (Cost $35,939,988)				35,939,988

COMMERCIAL PAPER

(77.1% of portfolio)

American Honda Finance Corp.	0.25	07/19/10	2,400,000	2,399,700
American Honda Finance Corp.	0.30	07/22/10	2,040,000	2,039,643
American Honda Finance Corp.	0.30	08/03/10	3,000,000	2,999,175
AT&T, Inc.(a)	0.18	07/20/10	3,000,000	2,999,715
Bank of America Corp.	0.40	07/29/10	2,635,000	2,634,180
Campbell Soup Co.(a)	0.22	07/06/10	1,375,000	1,374,958
Citigroup Funding Inc.	0.40	07/28/10	4,300,000	4,298,710
Coca-Cola Co.(a)	0.25	07/20/10	2,280,000	2,279,699
Coca-Cola Co.(a)	0.28	08/23/10	1,800,000	1,799,258
Coca-Cola Co.(a)	0.30	09/01/10	3,200,000	3,198,347
Coca-Cola Co.(a)	0.23	09/16/10	2,040,000	2,038,996
ConocoPhillips Qatar Funding Ltd.(a)	0.22	07/07/10	1,900,000	1,899,930
ConocoPhillips Qatar Funding Ltd.(a)	0.23	08/16/10	4,350,000	4,348,722
ConocoPhillips Qatar Funding Ltd.(a)	0.30	08/19/10	3,090,000	3,088,738
General Electric Capital Corp.	0.36	09/28/10	9,500,000	9,491,545
Hewlett-Packard Co.(a)	0.24	07/08/10	2,760,000	2,759,871
Hewlett-Packard Co.(a)	0.22	07/21/10	700,000	699,914
Deere & Co.(a)	0.24	07/02/10	1,000,000	999,993
Deere & Co.(a)	0.19	07/20/10	7,300,000	7,299,268
Johnson & Johnson(a)	0.19	08/05/10	7,545,000	7,543,606
Johnson & Johnson(a)	0.15	08/05/10	1,435,000	1,434,791
MetLife Funding Inc.	0.24	07/07/10	3,760,000	3,759,850
MetLife Funding Inc.	0.23	07/08/10	2,030,000	2,029,909
MetLife Funding Inc.	0.20	07/27/10	3,500,000	3,499,494
Nestle Capital Corp.(a)	0.25	07/20/10	3,000,000	2,999,604
Nestle Capital Corp.(a)	0.26	08/02/10	1,420,000	1,419,672
Nestle Capital Corp.(a)	0.25	08/02/10	2,750,000	2,749,389
Nestle Capital Corp.(a)	0.24	08/11/10	2,130,000	2,129,418
Oracle Corp.(a)	0.25	07/12/10	4,000,000	3,999,695
Oracle Corp.(a)	0.25	07/13/10	5,280,000	5,279,560
PACCAR Financial	0.30	08/06/10	5,800,000	5,798,260
PACCAR Financial	0.45	08/10/10	1,460,000	1,459,270
PACCAR Financial	0.42	08/18/10	2,000,000	1,998,880
PepsiCo, Inc.(a)	0.23	07/21/10	2,670,000	2,669,659
Proctor & Gamble Co.(a)	0.22	07/02/10	1,000,000	999,994
Proctor & Gamble Co.(a)	0.26	07/09/10	3,000,000	2,999,827
Proctor & Gamble Co.(a)	0.23	07/14/10	2,330,000	2,329,807
Proctor & Gamble Co.(a)	0.18	07/15/10	3,010,000	3,009,789
Southern Company(a)	0.25	07/13/10	6,000,000	5,999,500
Total S.A.(a)	0.41	09/03/10	5,620,000	5,615,904
Toyota Motor Credit Corp.	0.43	08/11/10	2,000,000	1,999,021
Toyota Motor Credit Corp.	0.47	08/23/10	2,000,000	1,998,616

Portfolio of Investments	21

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: Daily Income Fund (continued)
 June 30, 2010 (Unaudited)

	Interest Rate		Maturity Date	Face Amount	Value

(Commercial Paper continued)

Toyota Motor Credit Corp.	0.40%		09/15/10	$1,400,000	$1,398,818
Toyota Motor Credit Corp.	0.50		09/16/10	1,471,000	1,469,427
Toyota Motor Credit Corp.	0.50		09/17/10	2,500,000	2,497,292
United Parcel Service, Inc.(a)	0.17		08/02/10	3,406,000	3,405,485
United Parcel Service, Inc.(a)	0.17		09/01/10	5,930,000	5,928,264

Total Commercial Paper (Cost $147,073,163)					147,073,163

U.S. GOVERNMENT AGENCY OBLIGATIONS

(4.1% of portfolio)

U.S. Treasury Bill	0.16		07/29/10	800,000	799,900
U.S. Treasury Bill	0.21		08/26/10	3,000,000	2,999,008
U.S. Treasury Bill	0.19		10/28/10	4,000,000	3,996,946

Total U.S. Government Agency Obligations (Cost $7,795,854)					7,795,854

MONEY MARKET ACCOUNTS

(0.0% of portfolio)

SSgA Money Market Fund	0.01	(b)		1,087	1,087
SSgA Prime Money Market Fund	0.12	(b)		1	1

Total Money Market Accounts (Cost $1,088)					1,088

TOTAL INVESTMENTS IN SECURITIES (Cost $190,810,093)—100%					$190,810,093

(a)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. The security has been determined to be liquid under criteria established by the Fund’s Board of Directors. Total of such securities at period-end amounts to $95,301,373 and represents 49.9% of total investments.
(b)	7-day yield at June 30, 2010.

22	Portfolio of Investments

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: Short-Term Government Securities Fund
 June 30, 2010 (Unaudited)

ASSET BACKED SECURITIES	Interest Rate		Maturity Date	Face Amount	Value

(3.8% of portfolio)

Small Business Administration 93-20J	5.90%		10/01/13	$24,789	$25,766
Small Business Administration 98-20D	6.15		04/01/18	34,838	37,827
Small Business Administration 98-20E	6.30		05/01/18	33,528	36,517
Small Business Administration 98-20H	6.15		08/01/18	14,421	15,631
Small Business Administration 99-20D	6.15		04/01/19	49,973	54,190
Small Business Administration 04-20B	4.72		02/01/24	102,156	108,466
Small Business Administration 04-20C	4.34		03/01/24	143,788	151,096
Small Business Administration 05-10E	4.54		09/01/15	47,460	49,598
Small Business Administration Pool # 100075	3.50		05/25/19	39,797	39,094
Small Business Administration Pool # 500724	4.00	(a)	12/25/13	8,096	8,242
Small Business Administration Pool # 502261	1.38	(a)	10/25/17	16,755	16,578
Small Business Administration Pool # 502477	1.25	(a)	09/25/18	46,614	45,957
Small Business Administration Pool # 502543	0.95	(a)	01/25/19	82,627	82,421
Small Business Administration Pool # 502684	1.25	(a)	07/25/19	3,676	3,684
Small Business Administration Pool # 503278	0.88	(a)	02/25/21	34,839	34,720
Small Business Administration Pool # 503463	1.13	(a)	09/25/21	25,055	24,874
Small Business Administration Pool # 504305	0.88	(a)	10/25/23	6,669	6,599
Small Business Investment Companies 02-20K	5.08		11/01/22	45,708	48,875
Small Business Investment Companies 02-P10B	5.20		08/10/12	66,056	69,309
Small Business Investment Companies 03-10A	4.63		03/10/13	584,021	610,238
Small Business Investment Companies 03-10B	3.39		03/01/13	46,030	46,831
Small Business Investment Companies 03-P10A	4.52		02/10/13	6,767	7,060
Small Business Investment Companies 03-P10B	5.14		08/10/13	43,469	46,015
Small Business Investment Companies 04-10A	4.12		03/01/14	258,460	268,196
Small Business Investment Companies 04-10B	4.68		09/10/14	277,541	290,416
Small Business Investment Companies 04-P10A	4.50		02/01/14	46,300	48,335
Small Business Investment Companies 05-10B	4.94		09/10/15	272,876	285,938
Small Business Investment Companies 05-P10A	4.64		02/10/15	86,574	91,322
Small Business Investment Companies 07-10A	5.38		03/10/17	102,593	110,758

Total Asset Backed Securities (Cost $2,498,992)					2,664,553

MORTGAGE BACKED SECURITIES

(6.5% of portfolio)

GNMA #2602	6.00		06/20/28	73,323	81,162
GNMA #2707	5.50		01/20/14	10,616	11,294
GNMA #8004	3.63	(a)	07/20/22	30,806	31,674
GNMA #8006	3.63	(a)	07/20/22	29,936	30,780
GNMA #8038	3.63	(a)	08/20/22	16,994	17,473
GNMA #8040	3.63	(a)	08/20/22	43,316	44,537
GNMA #8054	3.13	(a)	10/20/22	10,857	11,123
GNMA #8076	3.13	(a)	11/20/22	18,102	18,546
GNMA #8102	4.00	(a)	02/20/16	7,779	7,992
GNMA #8103	4.00	(a)	02/20/16	26,599	27,341
GNMA #8157	3.38	(a)	03/20/23	32,639	33,447
GNMA #8191	4.38	(a)	05/20/23	50,925	52,623
GNMA #8215	4.38	(a)	04/20/17	5,002	5,168
GNMA #8259	3.63	(a)	08/20/23	14,878	15,297
GNMA #8297	4.00	(a)	12/20/17	14,283	14,696
GNMA #8332	3.50	(a)	03/20/18	9,311	9,548
GNMA #8344	4.50	(a)	04/20/18	21,436	22,166
GNMA #8384	3.38	(a)	03/20/24	7,877	8,072
GNMA #8393	4.00	(a)	08/20/18	8,305	8,558
GNMA #8400	3.63	(a)	08/20/18	13,130	13,500
GNMA #8405	4.00	(a)	09/20/18	14,319	14,754
GNMA #8423	4.38	(a)	05/20/24	9,342	9,653
GNMA #8429	4.00	(a)	11/20/18	16,200	16,668
GNMA #8459	3.63	(a)	07/20/24	14,247	14,649

Portfolio of Investments	23

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: Short-Term Government Securities Fund (continued)
 June 30, 2010 (Unaudited)

	Interest Rate		Maturity Date	Face Amount	Value

(Mortgage Backed Securities continued)

GNMA #8499	4.88	(a)%	05/20/19	$9,533	$9,880
GNMA #8518	3.13	(a)	10/20/24	14,862	15,226
GNMA #8532	3.13	(a)	10/20/24	17,711	18,146
GNMA #8591	3.38	(a)	02/20/25	47,393	48,567
GNMA #8638	4.38	(a)	06/20/25	15,561	16,080
GNMA #8648	3.63	(a)	07/20/25	23,633	24,300
GNMA #8663	3.63	(a)	07/20/25	19,433	19,981
GNMA #8680	3.63	(a)	08/20/20	19,816	20,374
GNMA #8687	3.63	(a)	08/20/25	4,729	4,862
GNMA #8702	3.13	(a)	10/20/20	8,950	9,170
GNMA #8747	3.13	(a)	11/20/25	13,777	14,115
GNMA #8807	3.63	(a)	07/20/21	17,571	18,066
GNMA #8836	3.63	(a)	09/20/21	16,807	17,281
GNMA #8847	4.38	(a)	04/20/26	17,509	18,093
GNMA #8869	3.13	(a)	11/20/21	54,472	55,808
GNMA #8873	3.13	(a)	11/20/21	23,446	24,021
GNMA #8877	4.38	(a)	05/20/26	4,075	4,211
GNMA #8883	3.13	(a)	12/20/21	19,226	19,698
GNMA #8915	3.38	(a)	02/20/22	18,294	18,748
GNMA #8934	3.38	(a)	03/20/22	31,409	32,187
GNMA #8978	4.38	(a)	05/20/22	75,594	78,115
GNMA #80053	3.38	(a)	03/20/27	3,628	3,717
GNMA #80058	4.38	(a)	04/20/27	3,671	3,793
GNMA #80185	4.38	(a)	04/20/28	37,778	39,038
GNMA #80264	3.25	(a)	03/20/29	38,837	39,774
GNMA #80283	4.38	(a)	05/20/29	24,383	25,197
GNMA #80300	3.63	(a)	07/20/29	20,984	21,576
GNMA #80309	3.63	(a)	08/20/29	8,726	8,972
GNMA #80363	3.25	(a)	01/20/30	72,798	74,556
GNMA #80426	3.63	(a)	07/20/30	3,248	3,340
GNMA #80452	3.63	(a)	09/20/30	19,999	20,563
GNMA #80475	2.88	(a)	12/20/30	36,952	37,812
GNMA #80577	2.75	(a)	02/20/32	6,456	6,596
GNMA #80684	4.38	(a)	04/20/33	19,412	20,060
GNMA #81129	4.50	(a)	10/20/34	435,560	449,452
GNMA #510280	6.00		08/15/14	10,696	11,634
GNMA #583189	4.50		02/20/17	60,569	64,445
GNMA #607494	5.00		04/15/19	44,802	48,300
GNMA #616274	5.00		02/15/19	44,300	47,759
GNMA #780336	6.50		02/15/11	423	424
GNMA 1996-4	7.00		04/16/26	5,853	6,121
GNMA 2001-53	5.50		10/20/31	42,968	44,207
GNMA 2001-53	0.70	(a)	10/20/31	7,925	7,933
GNMA 2001-61	0.85	(a)	09/20/30	8,854	8,856
GNMA 2002-15	5.50		11/20/31	79,202	80,663
GNMA 2002-20	4.50		03/20/32	27,779	29,770
GNMA 2002-88	5.00		05/16/31	74,538	76,931
GNMA 2003-11	4.00		10/17/29	53,472	55,673
GNMA 2003-12	4.50		02/20/32	33,697	35,315
GNMA 2003-26	0.80	(a)	04/16/33	17,412	17,485
GNMA 2003-97	4.50		03/20/33	73,457	78,079
GNMA 2004-17	4.50		12/20/33	177,061	185,952
GNMA 2004-102	5.50		04/20/34	84,113	94,406
GNMA 2005-56	5.00		08/20/31	116,695	119,651
GNMA 2007-30	5.50		03/20/35	78,974	79,825
GNMA 2008-50	5.50		06/16/38	660,193	658,517
Government Lease Trust 99-C1A(b)	4.00		05/18/11	522,959	534,443

24	Portfolio of Investments

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: Short-Term Government Securities Fund (continued)
 June 30, 2010 (Unaudited)

	Interest Rate		Maturity Date	Face Amount	Value

(Mortgage Backed Securities continued)

Government Lease Trust 99-C1A(b)	4.00%		05/18/11	$165,000	$168,623
GS Mortgage Securities Corp. II 2001-LIBA(b)	6.73		02/14/16	315,000	325,815

Total Mortgage Backed Securities (Cost $4,399,356)					4,542,923

MUNICIPAL BONDS

(5.1% of portfolio)

Anchorage, Alaska	5.50		12/01/20	150,000	153,119
Arizona State University	5.38		07/01/19	700,000	765,604
Broward County, Florida	5.25		01/01/16	250,000	258,515
Broward County, Florida	5.25		01/01/17	300,000	310,218
Fiscal Year 2005 Securitization Corp. New York	3.51		10/01/12	280,000	283,892
Hartford Connecticut Parking System	9.33		07/01/25	250,000	250,000
Johnson City, Tennessee—Public Building Authority	7.00		09/01/18	100,000	106,487
Miami-Dade County, Florida Educational Facilities Authority	4.32		04/01/12	695,000	729,187
Tucson, Arizona Industrial Development Authority	6.00		07/01/30	750,000	757,500

Total Municipal Bonds (Cost $3,567,022)					3,614,522

CORPORATE BONDS

(17.6% of portfolio)

Ally Bank	1.00		10/21/10	250,000	250,300
American Express Bank	1.70		11/29/10	250,000	251,085
Bank of the Cascades	2.65		02/12/12	1,000,000	1,015,498
CIT Bank	1.80		11/29/10	250,000	251,184
Citibank N.A.	1.63		03/30/11	1,000,000	1,008,533
Citibank N.A.	1.50		07/12/11	350,000	353,204
Discover Bank	1.55		11/08/10	100,000	100,320
GE Capital Financial Inc.	2.50		05/31/11	250,000	253,921
General Electric Capital Corp.	1.63		01/07/11	1,000,000	1,006,100
General Electric Capital Corp.	1.80		03/11/11	1,000,000	1,009,680
General Electric Capital Corp.	3.00		12/09/11	1,000,000	1,033,003
GMAC LLC	2.20		12/19/12	500,000	513,751
JPMorgan Chase & Co.	1.65		02/23/11	1,000,000	1,008,006
Morgan Stanley	3.25		12/01/11	1,000,000	1,036,114
New York Community Bank	3.00		12/16/11	1,000,000	1,034,281
Oriental Bank & Trust	2.75		03/16/12	1,000,000	1,028,995
Rowan Companies Inc.	2.80		10/20/13	66,665	66,513
Sallie Mae Bank	2.35		05/06/11	100,000	101,360
State Street Corp.	1.85		03/15/11	1,000,000	1,010,398

Total Corporate Bonds (Cost $12,129,700)					12,332,246

U. S. GOVERNMENT AND AGENCY OBLIGATIONS

(65.5% of portfolio)

FDIC Structured Sale Guaranteed Notes(b)	0.00	(c)	10/25/11	1,000,000	987,810
FDIC Structured Sale Guaranteed Notes(b)	0.00	(c)	10/25/12	1,000,000	964,370
Government Trust Certificate (Sri Lanka Trust)	0.95	(a)	06/15/12	50,000	50,000
National Archives Facility Trust	8.50		09/01/19	46,307	56,441
Overseas Private Investment Corp.	5.30	(d)	09/15/10	2,000,000	2,407,940
Overseas Private Investment Corp.	4.91	(d)	09/15/10	2,000,000	2,305,040
Overseas Private Investment Corp.	5.35	(d)	07/31/11	544,870	665,302
Overseas Private Investment Corp.	4.55	(d)	09/15/11	2,000,000	2,285,880
Overseas Private Investment Corp.	5.08	(e)	12/10/13	250,000	325,185
Overseas Private Investment Corp.	1.90	(e)	12/31/13	1,000,000	1,018,570
Overseas Private Investment Corp.	3.46	(d)	07/12/14	500,000	528,350
Overseas Private Investment Corp.	4.10		11/15/14	131,600	137,850

Portfolio of Investments	25

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: Short-Term Government Securities Fund (continued)
 June 30, 2010 (Unaudited)

	Interest Rate		Maturity Date	Face Amount	Value

(U.S. Government And Agency Obligations continued)

Overseas Private Investment Corp.	3.74%		04/15/15	$103,406	$108,235
Overseas Private Investment Corp.	4.87	(e)	09/07/16	1,000,000	1,106,327
Overseas Private Investment Corp.	3.62		09/15/16	62,900	65,524
Overseas Private Investment Corp.	4.59	(e)	12/09/16	1,000,000	1,133,180
Overseas Private Investment Corp.	4.59	(e)	12/09/16	1,300,000	1,473,134
Overseas Private Investment Corp.	3.56	(d)	04/23/17	2,000,000	2,036,720
Overseas Private Investment Corp.	4.90	(e)	12/10/17	1,500,000	1,703,940
Overseas Private Investment Corp.	5.66	(e)	06/10/18	500,000	574,625
Overseas Private Investment Corp.	2.00	(e)	06/10/18	1,500,000	1,518,990
Philippine Power Trust I(b)	5.40		09/26/18	505,952	514,108
Private Export Funding Corp.	4.97		08/15/13	1,100,000	1,219,382
SALLIE MAE	7.30		08/01/12	1,875,000	2,135,717
U.S. Department of Housing and Urban Development	7.50		08/01/11	236,000	237,357
U.S. Department of Housing and Urban Development	4.79		08/01/11	514,000	537,881
U.S. Department of Housing and Urban Development	6.93		08/01/13	1,200,000	1,202,714
U.S. Department of Housing and Urban Development	7.72		08/01/13	920,000	921,600
U.S. Department of Housing and Urban Development	7.63		08/01/14	390,000	390,766
U.S. Department of Housing and Urban Development	7.91		08/01/17	449,000	451,624
U.S. Department of Housing and Urban Development	5.77		08/01/17	1,000,000	1,096,990
U.S. Department of Housing and Urban Development	7.93		08/01/18	940,000	945,507
U.S. Department of Housing and Urban Development	6.07		08/01/21	500,000	546,195
U.S. Department of Housing and Urban Development	6.12		08/01/22	1,000,000	1,090,764
United States Treasury Note	1.38		05/15/12	4,000,000	4,058,752
United States Treasury Note	1.50		07/15/12	1,000,000	1,018,203
United States Treasury Note	1.38		09/15/12	3,000,000	3,045,702
United States Treasury Note	1.13		12/15/12	1,000,000	1,008,203
United States Treasury Note	1.38		02/15/13	3,000,000	3,039,375
United States Treasury Note	1.38		05/15/13	1,000,000	1,012,190

Total U.S. Government and Agency Obligations (Cost $44,950,883)					45,926,443

MONEY MARKET ACCOUNTS

(1.5% of portfolio)

SSgA Prime Money Market Fund	0.12	(f)		1,052,000	1,052,000
SSgA Money Market Fund	0.01	(f)		891	891

Total Money Market Accounts (Cost $1,052,891)					1,052,891

TOTAL INVESTMENTS IN SECURITIES (Cost $68,598,844)—100%					$70,133,578

(a)	Variable coupon rate as of June 30, 2010.
(b)	144A security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. Total of such securities at period-end amounts to $3,495,169 and represents 5.0% of total investment.
(c)	Zero coupon rate.
(d)	Interest is paid at maturity.
(e)	Interest is paid at put date.
(f)	7-day yield at June 30, 2010.

26	Portfolio of Investments

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund
 June 30, 2010 (Unaudited)

CORPORATE BONDS	Interest Rate		Maturity Date	Face Amount	Value

(33.0% of portfolio)

BASIC INDUSTRIES—4.6%
Amgen Inc.	0.13%		02/01/11	$1,750,000	$1,730,313
Atlantic Richfield Co.	8.50		04/01/12	160,000	163,408
Atlantic Richfield Co.	8.60		05/15/12	1,200,000	1,230,958
Chevron Corp.	3.45		03/03/12	250,000	260,556
General Electric Co.	5.00		02/01/13	1,625,000	1,742,577
Halliburton Co.(b)	5.50		10/15/10	100,000	101,111
Ingersoll-Rand Global Holding Co. LTD.	9.50		04/15/14	350,000	433,645
Minnesota Mining & Manufacturing Co.	0.00	(a)	09/30/27	250,000	246,250
PACCAR Inc.	6.38		02/15/12	1,300,000	1,404,733
PACCAR Inc.	1.71	(a)	09/14/12	1,100,000	1,118,910
Pepsico Capital Resources Inc.	0.00	(c)	04/01/12	420,000	408,321
PPG Industries Inc.	5.75		03/15/13	470,000	514,190
SeaRiver Maritime, Inc.	0.00	(c)	09/01/12	1,800,000	1,718,975
Vulcan Materials Co.	1.79	(a)	12/15/10	1,800,000	1,804,747
Whirlpool Corp.	8.00		05/01/12	125,000	136,746

Total Basic Industries					13,015,440

CONSUMER STAPLES—0.3%
Food Products
General Mills Inc.	11.97	(a)	10/15/22	675,000	696,696
H.J. Heinz Co.(b)	15.59	(a)	12/01/20	150,000	181,322

Total Consumer Staples					878,018

CONSUMER DISCRETIONARY—0.2%
Multimedia
Walt Disney Co.	6.38		03/01/12	475,000	514,843

Total Consumer Discretionary					514,843

FINANCE—20.6%
Banks
Allied Irish Banks NY	1.34		09/24/10	1,775,000	1,774,097
Allied Irish Banks NY	2.29	(a)	03/02/12	3,600,000	3,592,544
BA Covered Bond Issuer(b)	5.50		06/14/12	800,000	855,744
Bank of America Corp.	7.23		08/15/12	200,000	215,711
Citigroup Inc.	6.50		01/18/11	500,000	512,086
Citigroup Inc.	6.00		12/13/13	975,000	1,022,885
Comerica Bank	0.49		07/27/10	425,000	424,750
Comerica Bank	0.59	(a)	05/24/11	1,985,000	1,965,118
Key Bank N.A.	7.41		10/15/27	1,050,000	1,158,959
Landesbank Baden-Wueterttemberg NY	5.05		12/30/15	100,000	113,154
National City Bank	6.25		03/15/11	340,000	350,982
National City Bank of Kentucky	6.30		02/15/11	985,000	1,003,576
National City Corp.	4.00		02/01/11	3,925,000	3,954,438
Union Bank N.A.	5.95		05/11/16	525,000	563,016
US Bank N.A.	5.92		05/25/12	378,775	397,141
Consumer Loans
American General Finance Corp.	4.88		07/15/12	375,000	339,375
American Express Credit Corp.	7.30		08/20/13	525,000	594,408
General Electric Capital Corp.	3.25		07/15/10	100,000	100,041
General Electric Capital Corp.	1.16	(a)	02/18/11	260,000	259,841
General Electric Capital Corp.	6.00		09/12/11	295,000	297,027
General Electric Capital Corp.	8.13		05/15/12	750,000	826,281
General Electric Capital Corp.	0.84	(a)	03/20/13	1,650,000	1,589,808
General Electric Capital Corp.	0.69	(a)	09/15/14	2,350,000	2,207,087
General Electric Capital Corp.	0.18	(a)	12/01/51	125,000	123,906
Household Finance Co.	8.00		07/15/10	1,950,000	1,953,114

Portfolio of Investments	27

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)
 June 30, 2010 (Unaudited)

	Interest Rate		Maturity Date	Face Amount	Value

(Corporate Bonds continued)

HSBC Finance Corp.	6.75%		05/15/11	$225,000	$234,223
HSBC Finance Corp.	0.58	(a)	08/09/11	1,575,000	1,560,735
HSBC Finance Corp.	5.00		12/15/11	250,000	256,822
John Deere Capital Corp.	2.00		04/15/11	1,150,000	1,143,938
Washington Mutual Finance Corp.	6.88		05/15/11	1,775,000	1,840,024
Diversified Financial Services
CIT Group Funding Co. of Delaware	10.25		05/01/13	67,639	69,330
CIT Group Funding Co. of Delaware	10.25		05/01/14	101,459	103,995
CIT Group Funding Co. of Delaware	10.25		05/01/15	101,459	103,995
CIT Group Funding Co. of Delaware	10.25		05/01/16	169,098	173,325
CIT Group Funding Co. of Delaware	10.25		05/01/17	236,738	242,656
CIT Group Inc.	7.00		05/01/13	84,651	81,053
CIT Group Inc.	7.00		05/01/14	126,977	119,676
CIT Group Inc.	7.00		05/01/15	126,977	117,136
CIT Group Inc.	7.00		05/01/16	211,629	193,111
CIT Group Inc.	7.00		05/01/17	296,280	266,652
PACCAR Financial Corp.	3.79	(a)	01/12/11	1,125,000	1,143,752
Insurance
Aetna Inc.	7.88		03/01/11	600,000	624,448
Aetna Inc.	5.75		06/15/11	600,000	624,182
AIG Life Holdings US Inc.	7.50		08/11/10	3,325,000	3,333,313
American International Group, Inc.	4.70		10/01/10	1,475,000	1,475,000
American International Group, Inc.	5.38		10/18/11	575,000	577,875
Berkshire Hathaway Inc.	1.40		02/10/12	2,350,000	2,362,192
Genworth Global Funding	5.20		10/08/10	1,925,000	1,943,076
Genworth Global Funding	5.13		03/15/11	100,000	101,807
Genworth Global Funding	5.38		09/15/11	1,590,000	1,625,498
Hartford Life Global Funding	5.20		02/15/11	660,000	672,310
Hartford Life Global Funding	0.64	(a)	03/15/11	250,000	248,935
Hartford Life Global Funding	0.40	(a)	01/17/12	1,150,000	1,122,333
Health Care Service Corp.(b)	7.75		06/15/11	275,000	280,627
Loews Corp.	8.88		04/15/11	1,050,000	1,111,737
Premium Asset Trust 05-7(b)	0.77		09/28/10	750,000	737,813
Principal Life Income Funding	3.71	(a)	03/01/12	500,000	492,960
Protective Life Secured Trust	4.00		04/01/11	450,000	459,190
Protective Life Secured Trust	4.17	(a)	07/10/12	750,000	741,263
Reliance Standard Life(b)	5.63		03/15/11	800,000	819,162
Travelers Insurance Co. Instutional Funding Ltd.	1.02	(a)	06/15/11	300,000	299,385
XLLIAC Global Funding(b)	0.67		08/10/10	1,615,000	1,605,207
Investment Banker/Broker
Bear Stearns Cos., Inc.	5.85		07/19/10	1,450,000	1,452,120
Morgan Stanley Inc.	2.93	(a)	05/14/13	1,775,000	1,781,349

Total Finance					58,337,294

HEALTH CARE—1.0%
Health Care Providers and Services
Roche Holdings Inc.(b)	4.50		03/01/12	1,075,000	1,132,003
Pharmaceuticals
Allergan Inc.	7.47		04/17/12	350,000	375,871
Elly Lilly & Co.	3.55		03/06/12	225,000	234,629
Novartis Capital Corp.	1.90		04/24/13	475,000	482,177
Pfizer Inc.	4.45		03/15/12	675,000	712,104

Total Health Care					2,936,784

INFORMATION TECHNOLOGY—0.8%
Communication Equipment
Cisco Systems Inc.	5.25		02/22/11	450,000	462,236

28	Portfolio of Investments

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)
 June 30, 2010 (Unaudited)

	Interest Rate		Maturity Date	Face Amount	Value

(Corporate Bonds continued)

Computers
Dell Inc.	3.38%		06/15/12	$225,000	$233,486
Hewlett Packard Co.	4.25		02/24/12	975,000	1,027,455
Hewlett Packard Co.	2.25		05/27/11	450,000	456,223

Total Information Technology					2,179,400

TRANSPORTATION—1.6%
Airline
Southwest Airlines Inc.	8.70		07/01/11	173,142	178,711
Southwest Airlines Inc.	7.22		07/01/13	654,686	689,384
Road & Rail
Burlington Northern & Santa Fe Railway Co.	6.20		05/01/13	225,000	248,302
Burlington Northern & Santa Fe Railway Co.	4.58		01/15/21	1,092,067	1,168,003
Burlington Northern & Santa Fe Railway Co.	4.83		01/15/23	164,632	178,140
Consolidated Rail Corp.	6.76		05/25/15	100,872	95,062
CSX Transportation Inc.	8.38		10/15/14	230,333	272,348
GATX Corp.	9.00		11/15/13	226,513	263,020
GATX Corp.	8.75		05/15/14	125,000	147,253
Union Pacific Railroad Co.	7.28		06/01/11	100,000	104,526
Union Pacific Railroad Co.	6.73		12/01/11	1,000,000	1,071,141
Union Pacific Railroad Co.	6.85		01/02/19	83,556	96,953

Total Transportation					4,512,843

UTILITIES—3.9%
Electric & Gas
Aquila Inc.	11.88		07/01/12	250,000	287,897
Colonial Pipeline(b)	7.75		11/01/10	565,000	576,522
FPL Group Capital Inc.	0.77	(a)	11/09/12	2,475,000	2,485,873
Georgia Power Co.	0.86	(a)	03/15/13	1,650,000	1,651,718
Michigan Consolidated Gas Co.	7.06		05/01/12	325,000	352,573
Nisource Finance Corp.	7.88		11/15/10	325,000	332,141
Northern Illinois Gas Co.	6.63		02/01/11	405,000	418,332
Rochester Gas & Electric Corp.	6.95		04/01/11	1,400,000	1,456,395
Southern California Gas Co.	4.80		10/01/12	165,000	176,281
Southern Co. Capital Funding, Inc.	5.75		11/15/15	525,000	532,558
Telephone
AT&T Corp.	7.30		11/15/11	250,000	270,228
Nextel Communications, Inc.	7.38		08/01/15	1,350,000	1,282,500
Verizon Pennsylvania Inc.	5.65		11/15/11	1,350,000	1,419,008

Total Utilities					11,242,026

Total Corporate Bonds (Cost $91,156,634)					93,616,648

YANKEE BONDS

(8.4% of portfolio)

Bank of Ireland(b)	2.75		03/02/12	375,000	366,878
BMW Finance NV	5.00		02/02/11	1,150,000	1,174,754
BP Capital Markets PLC	4.75		11/10/10	425,000	419,265
BP Capital Markets PLC	2.38		12/14/11	1,450,000	1,328,794
BP Capital Markets PLC	3.13		03/10/12	3,550,000	3,282,057
DEPFA ACS Bank	4.75		10/12/10	2,450,000	2,446,511
DEPFA ACS Bank(b)	4.25		08/16/10	500,000	501,082
DEPFA ACS Bank(b)	4.88		10/28/15	500,000	500,707
Hydro-Quebec	6.27		01/03/26	80,000	90,734
International Bank for Reconstruction and Development	0.00	(c)	01/15/11	875,000	871,804
International Bank for Reconstruction and Development	0.00	(c)	04/15/11	250,000	248,807

Portfolio of Investments	29

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)
 June 30, 2010 (Unaudited)

	Interest Rate		Maturity Date	Face Amount	Value

(Yankee Bonds continued)

International Bank for Reconstruction and Development	0.00	(c)%	10/15/11	$250,000	$247,771
Irish Life & Permanent(b)	3.60		01/14/13	3,725,000	3,690,615
Japan Finance Corp.	2.00		06/24/11	1,125,000	1,134,755
Korea Development Bank	8.00		01/23/14	500,000	569,151
Norsk Hydro ASA	9.00		04/15/12	600,000	678,836
Province of Ontario	3.38		05/20/11	1,125,000	1,151,286
Royal Philips Electronics NV	4.63		03/11/13	475,000	512,051
Scotland International Financial No. 2(b)	6.50		02/15/11	100,000	102,122
Shell International Finance BV	5.63		06/27/11	1,100,000	1,152,790
Shell International Finance BV	1.88		03/25/13	700,000	705,880
Trans-Canada Pipelines Ltd.	8.63		05/15/12	2,195,000	2,476,107

Total Yankee Bonds (Cost $23,851,927)					23,652,757

ASSET BACKED SECURITIES

(22.4% of portfolio)

Access Group Inc. 01	0.86	(a)	05/25/29	809,658	684,939
Access Group Inc. 05	0.55	(a)	07/25/22	1,517,323	1,373,708
ACLC Franchise Loan Receivables Trust 97-A(b)	0.80	(a)	09/17/12	6,368	5,046
ACLC Franchise Loan Receivables Trust 97-B(b)	6.73		04/15/14	256,672	228,881
Advanta Business Card Master Trust 06-A3	5.30		05/21/12	229,420	227,126
Advanta Business Card Master Trust 06-A5	5.10		09/20/12	195,663	193,707
AEP Texas Central Transition Funding 06-A	4.98		07/01/15	338,085	356,661
Americredit Automobile Receivables Trust 05-CF	4.63		06/06/12	45,683	45,709
Americredit Automobile Receivables Trust 05-DA	5.02		11/06/12	69,501	69,544
Americredit Automobile Receivables Trust 06-AF	5.64		09/06/13	184,951	188,616
Americredit Automobile Receivables Trust 06-BG	5.21		09/06/13	796,285	816,532
Americredit Automobile Receivables Trust 06-RM	5.42		08/08/11	175,349	176,428
Americredit Automobile Receivables Trust 06-RM	5.53		01/06/14	2,960,000	3,041,378
Americredit Automobile Receivables Trust 07-AX	0.39	(a)	10/06/13	1,268,601	1,252,054
Americredit Automobile Receivables Trust 07-CM	5.55		04/07/14	150,000	156,730
Americredit Automobile Receivables Trust 07-CM	0.43	(a)	04/07/14	1,125,000	1,102,063
Americredit Automobile Receivables Trust 07-DF	5.49		07/06/12	6,588	6,600
Americredit Automobile Receivables Trust 07-DF	5.56		06/06/14	455,000	474,461
Americredit Automobile Receivables Trust 08-AF	6.96		10/14/14	400,000	427,483
Bayview Auto Trust 05-LJ1	4.09		05/25/12	238,790	241,945
Capital One Auto Finance Trust 07-B	5.03		04/15/12	56,464	56,611
Caterpillar Financial Asset Trust 07-A	5.34		06/25/12	132,286	133,127
CIT Equipment Collateral 08-VT1	6.59		12/22/14	1,009,590	1,043,894
CIT Marine Trust 99-A	6.25		11/15/19	406,170	388,000
CPS Auto Trust 05-C(b)	4.79		05/15/12	104,774	104,905
CPS Auto Trust 07-C(b)	5.92		05/15/14	1,584,990	1,668,315
CPS Auto Trust 08-A(b)	6.48		07/15/13	466,052	479,275
Credit Acceptance Auto Loan Trust 09-1(b)	3.96		11/15/16	1,150,000	1,153,108
DVI Receivables Corp. 00-2	7.12		11/12/10	98,350	6,108
DVI Receivables Corp. 01-2	3.52		11/11/10	337,953	1,525
DVI Receivables Corp. 03-1	0.85	(a)	03/14/11	405,170	2,026
E-Trade RV & Marine Trust 04-1	3.62		10/08/18	216,155	216,853
First Financial Credit Card Master Note Trust II 10-B(b)	3.00		07/17/17	3,050,000	2,948,008
First Financial Credit Card Master Note Trust II 09-C(b)	7.00		10/15/15	1,675,000	1,675,236
Ford Credit Auto Owner Trust 07-A	5.47		06/15/12	745,000	767,557
GS Auto Loan Trust 07-1	5.48		12/15/14	1,825,000	1,866,632
Hertz Vehicle Financing LLC 05-2(b)	5.08		11/25/11	1,125,000	1,134,698
Household Credit Card Master Note Trust 07-2	0.90	(a)	07/15/13	175,000	174,937
KeyCorp Student Loan Trust 99-B	0.93	(a)	08/25/27	148,472	143,893
KeyCorp Student Loan Trust 00-A	0.82	(a)	05/25/29	496,806	403,177
KeyCorp Student Loan Trust 00-B	0.63	(a)	07/25/29	2,253,216	1,826,726
KeyCorp Student Loan Trust 01-A	0.81	(a)	06/27/31	984,107	794,893
KeyCorp Student Loan Trust 03-A	0.63	(a)	10/25/25	191,699	190,331

30	Portfolio of Investments

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)
 June 30, 2010 (Unaudited)

	Interest Rate		Maturity Date	Face Amount	Value

(Asset Backed Securities continued)

KeyCorp Student Loan Trust 04-A	0.62	(a)%	10/28/41	$880,069	$721,803
KeyCorp Student Loan Trust 05-A	0.67	(a)	03/27/24	279,659	263,623
Long Beach Auto Receivables Trust 05-A	4.25		04/15/12	61,738	61,803
Long Beach Auto Receivables Trust 05-B	4.52		06/15/12	370,045	370,472
Long Beach Auto Receivables Trust 06-A	5.50		05/15/13	726,985	731,875
Long Beach Auto Receivables Trust 06-B	5.18		09/15/13	466,017	472,623
Long Beach Auto Receivables Trust 07-A	5.03		01/15/14	212,053	215,534
Marriott Vacation Club Owners Trust 06-1A(b)	5.74		04/20/28	162,304	166,295
Marriott Vacation Club Owners Trust 08-1A(b)	7.20		05/20/30	431,536	452,443
Merrill Auto Trust Securitization 07-01	0.41	(a)	12/15/13	559,644	557,028
National Collegiate Student Loan Trust 04-1	0.80	(a)	06/25/27	6,156,586	5,584,473
National Collegiate Student Loan Trust 05-1	0.49	(a)	10/26/26	1,185,000	1,045,502
National Collegiate Student Loan Trust 05-3	0.59	(a)	07/25/28	700,000	608,882
National Collegiate Student Loan Trust 06-1	0.54	(a)	05/25/26	825,000	704,608
National Collegiate Student Loan Trust 07-1	0.39	(a)	06/25/25	3,469,642	3,387,582
Prestige Auto Receivables Trust 06-1A(b)	5.25		06/17/13	354,855	367,331
Prestige Auto Receivables Trust 09-1A(b)	5.67		04/15/17	489,210	489,776
Santander Drive Auto Receivables Trust 07-2	1.15	(a)	08/15/14	645,880	624,093
Santander Drive Auto Receivables Trust 07-3	5.52		10/15/14	1,531,238	1,528,550
SLM Student Loan Trust 03-B	0.94	(a)	03/15/22	4,943,762	4,518,409
SLM Student Loan Trust 05-A	0.68	(a)	12/15/20	304,361	289,859
SLM Student Loan Trust 06-A	0.62	(a)	12/15/20	199,599	197,646
SLM Student Loan Trust 06-B	0.59	(a)	06/15/21	1,917,565	1,893,019
SLM Student Loan Trust 06-C	0.67	(a)	06/15/21	1,300,000	1,191,198
Small Business Administration 02-20K	5.08		11/01/22	159,979	171,062
Small Business Administration 03-10B	3.39		03/01/13	103,567	105,370
Small Business Administration 03-P10B	5.14		08/10/13	52,163	55,218
Small Business Administration 05-10E	4.54		09/01/15	118,649	123,995
Tidewater Auto Receivable Trust 10-A(b)	5.92		05/15/17	409,702	409,090
Triad Automobile Receivables Trust 06-B	5.52		11/12/12	101,080	102,730
Triad Automobile Receivables Trust 06-C	5.31		05/13/13	404,885	414,028
Triad Automobile Receivables Trust 07-A	0.41	(a)	02/12/14	2,220,220	2,185,296
UPFC Auto Receivables Trust 06-B	5.01		08/15/12	42,820	43,603
UPFC Auto Receivables Trust 07-A	5.53		07/15/13	73,158	74,365
Washington Mutual Master Note Trust 07-A4A(b)	5.20		10/15/14	925,000	935,163
World Financial Network Credit Card Master Trust 09-A	4.60		09/15/15	2,950,000	3,046,562
World Financial Network Credit Card Master Trust 09-C	2.36		05/15/14	1,150,000	1,150,484

Total Asset Backed Securities (Cost $61,083,957)					63,510,839

MORTGAGE BACKED SECURITIES

(16.0% of portfolio)

Accredited Mortgage Loan Trust 03-1	4.33	(a)	06/25/33	231,517	191,716
ACE Securities Corp. 06-ASL1	0.49	(a)	02/25/36	737,887	131,155
ACE Securities Corp. 06-GP1	0.48	(a)	02/25/31	337,140	276,625
ACE Securities Corp. 06-SL1	0.51	(a)	09/25/35	234,350	46,615
Adjustable Rate Mortgage Trust 05-10	3.16	(a)	01/25/36	164,982	108,740
American Business Financial Services 02-1	7.01		12/15/32	80,317	50,928
American Home Mortgage Investment Trust 05-01	2.75	(a)	06/25/45	361,583	260,412
American Home Mortgage Investment Trust 05-03	4.97		09/25/35	59,481	51,409
Amresco Residential Securities 98-1	7.57		10/25/27	101,721	97,672
Banc of America Alternative Loan Trust Inc. 07-2	5.75		06/25/37	268,736	196,777
Banc of America Funding Corp. 04-A	4.95	(a)	09/20/34	114,191	116,659
Banc of America Funding Corp. 05-G	5.21	(a)	10/20/35	1,295,319	1,221,295
Banc of America Funding Corp. 07-5	6.50		07/25/37	168,223	142,896
Banc of America Mortgage Securites Inc. 02-J	3.67	(a)	09/25/32	17,426	16,724
Banc of America Mortgage Securities Inc. 05-1	5.00		02/25/20	103,810	102,277
Banc of America Mortgage Securities Inc. 05-C	2.99	(a)	04/25/35	90,149	68,745
Bayview Financial Asset Trust 07-SSR1(b)	0.80	(a)	03/25/37	342,378	164,883

Portfolio of Investments	31

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)
 June 30, 2010 (Unaudited)

	Interest Rate		Maturity Date	Face Amount	Value

(Mortgage Backed Securities continued)

Bear Stearns Adjustable Rate Mortgage Trust 04-10	3.32	(a)%	01/25/35	$589,903	$483,576
Bear Stearns Adjustable Rate Mortgage Trust 05-12	5.38	(a)	02/25/36	122,255	103,406
Bear Stearns ALT-A Trust 04-11	3.50	(a)	11/25/34	30,018	20,949
Bear Stearns ALT-A Trust 05-4	2.76	(a)	05/25/35	171,801	132,552
Bear Stearns ALT-A Trust 05-9	5.57	(a)	11/25/35	116,192	78,890
Bear Stearns ALT-A Trust 06-6	5.44	(a)	11/25/36	275,326	170,895
Bear Stearns Asset Backed Securities Trust 03-3	0.94	(a)	06/25/43	104,010	88,209
Bear Stearns Asset Backed Securities Trust 04-HE5	1.60	(a)	07/25/34	390,000	218,365
Bear Strearns Structured Products Inc., 00-1	3.95	(a)	08/28/33	138,688	129,686
CDC Mortgage Capital Trust 02-HE1	0.97	(a)	01/25/33	610,481	492,977
Chase Mortgage Finance Corp. 03-S2	5.00		03/25/18	43,019	43,982
Chase Mortgage Finance Corp. 05-A1	5.41	(a)	12/25/35	62,581	58,232
Chase Mortgage Finance Corp. 06-A1	5.98	(a)	09/25/36	16,321	15,860
Chaseflex Trust 05-2	6.00		06/25/35	186,813	159,457
CITICORP Mortgage Securities, Inc. 88-11	2.30	(a)	08/25/18	31,907	31,922
CITICORP Mortgage Securities, Inc. 88-17	2.50	(a)	11/25/18	48,231	48,234
CITICORP Mortgage Securities, Inc. 07-1	5.50		01/25/22	461,484	434,844
CITICORP Mortgage Securities, Inc. 07-1	5.89	(d)	03/25/37	350,000	328,260
Citigroup Mortgage Loan Trust, Inc. 05-7	2.49	(a)	09/25/35	484,086	274,016
Cityscape Home Equity Loan Trust 96-2	8.10		08/25/26	209,061	217,175
CMO Trust 17	7.25		04/20/18	1,093	1,138
Conseco Finance Securitizations Corp. 01-2	6.60		02/01/33	265,152	244,491
Contimortgage Home Equity Loan Trust 95-2	8.10		08/15/25	41,771	38,826
Countrywide Alternative Loan Trust 04-24CB	6.00		11/25/34	110,531	107,649
Countrywide Alternative Loan Trust 05-11CB	5.50		06/25/35	282,193	221,357
Countrywide Alternative Loan Trust 05-43	5.59	(a)	10/25/35	71,005	51,946
Countrywide Asset Backed Certificate 02-S2	5.98		01/25/17	396,553	370,657
Countrywide Asset Backed Certificate 02-S4	5.22	(a)	10/25/17	617,156	572,679
Countrywide Asset Backed Certificate 04-S1	4.62		02/25/35	150,784	132,443
Countrywide Asset Backed Certificate 06-S7	5.71		11/25/35	210,347	94,874
Countrywide Asset Backed Certificate 07-S1	5.69		11/25/36	270,801	158,204
Countrywide Asset Backed Certificate 07-S3	0.49	(a)	05/25/37	299,449	262,933
Countrywide Home Loans 03-49	4.57	(a)	12/19/33	157,241	155,968
Countrywide Home Loans 03-J13	5.25		01/25/24	461,576	464,580
Countrywide Home Loans 05-HYB8	5.37	(a)	12/20/35	243,854	189,612
Countrywide Home Loans 06-HYB5	5.61	(a)	09/20/36	126,652	75,321
Credit Suisse First Boston Mortgage 03-21	1.85	(a)	09/25/33	28,916	28,788
Credit Suisse First Boston Mortgage 03-21	4.75		08/25/18	221,224	210,758
Credit Suisse First Boston Mortgage 03-AR24	2.82	(a)	10/25/33	432,004	397,489
Credit Suisse First Boston Mortgage 03-FFA	6.10	(a)	02/25/33	294,314	271,693
Credit Suisse First Boston Mortgage 04-4	5.50		06/25/15	232,721	232,430
Credit Suisse First Boston Mortgage 04-AR3	2.82	(a)	04/25/34	126,487	114,885
Credit Suisse First Boston Mortgage 05-10	5.25		11/25/20	439,542	411,914
Credit Suisse First Boston Mortgage 06-1	0.48	(a)	05/25/36	618,340	521,055
Credit Suisse First Boston Mortgage 06-2	5.41	(a)	07/25/36	1,120,000	99,362
DLJ Mortgage Acceptance Corp. 91-3	2.52	(a)	02/20/21	33,738	33,338
Encore Credit Receivables Trust 05-3	0.84	(a)	10/25/35	675,000	436,806
FHLMC 2419	5.50		03/15/17	6,097	6,773
FHLMC 2586	3.50		12/15/32	123,598	124,619
FHLMC 2649	4.50		07/15/18	573,742	609,177
FHLMC 3061	5.50		07/15/16	416,332	447,494
FHLMC 780754	4.63	(a)	08/01/33	32,713	34,225
FHLMC M80833	4.00		08/01/10	114,646	115,118
FHLMC M80848	3.00		07/01/10	83,876	84,526
FHLMC R009	5.75		12/15/18	239,646	248,291
FHLMC R010	5.50		12/15/19	643,131	671,274
FHLMC R013	6.00		12/15/21	194,562	201,432
First Alliance Mortgage Loan Trust 94-1	5.85		04/25/25	23,324	19,560
First Alliance Mortgage Loan Trust 94-2	7.63		07/25/25	25,064	22,759

32	Portfolio of Investments

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)
 June 30, 2010 (Unaudited)

	Interest Rate		Maturity Date	Face Amount	Value

(Mortgage Backed Securities continued)

First Alliance Mortgage Loan Trust 94-3	7.83%		10/25/25	$627	$594
First Horizon Mortgage Alternative Mortgage Securities 04-AA3	2.32	(a)	09/25/34	45,571	39,368
First Horizon Mortgage Pass-Through Trust 05-AR2	2.84	(a)	05/25/35	249,281	210,955
Flagstar Home Equity Loan Trust 07-1A(b)	5.77		01/25/35	69,731	68,104
FNMA 03-05	4.25		08/25/22	100,752	105,268
FNMA 03-38	5.00		03/25/23	125,622	134,545
FNMA 03-81	4.75		09/25/18	236,302	234,497
FNMA 03-86	4.50		09/25/18	349,333	345,008
FNMA 04-34	5.50		05/25/19	495,205	503,349
FNMA 06-10	5.75		09/25/20	18,127	18,093
FNMA 813842	2.01	(a)	01/01/35	37,574	38,513
GMAC Mortgage Corp. Loan Trust 05-AR3	3.25	(a)	06/19/35	132,694	127,070
GMAC Mortgage Corp. Loan Trust 06-HE3	5.75		10/25/36	121,184	68,651
GMAC Mortgage Corp. Loan Trust 07-HE1	5.95		08/25/37	1,100,000	553,065
GNMA 02-15	5.50		11/20/31	58,609	59,690
GNMA 02-88	5.00		05/16/31	37,269	38,465
GNMA 03-11	4.00		10/17/29	277,644	289,071
GNMA 03-12	4.50		02/20/32	67,395	70,630
GNMA 03-26	0.80	(a)	04/16/33	39,178	39,342
GNMA 03-92	4.50		12/16/26	5,307	5,291
GNMA 04-17	4.50		12/20/33	74,181	77,906
GNMA 583189	4.50		02/20/17	36,341	38,667
Green Tree Financial Corp. 98-5	6.22		03/01/30	222,321	224,760
GS Mortgage Loan Trust 03-10	4.75	(a)	10/25/33	349,789	346,498
GS Mortgage Loan Trust 03-3F	5.00		04/25/33	31,922	31,750
GS Mortgage Loan Trust 05-8F	5.50		10/25/20	179,778	176,243
GS Mortgage Loan Trust 05-AR3	2.94	(a)	05/25/35	161,417	131,553
GS Mortgage Loan Trust 05-AR6	2.85	(a)	09/25/35	120,378	110,933
Home Equity Mortgage Loan Asset-Backed Trust 06-A	5.77		05/25/36	26,050	24,078
Home Equity Mortgage Trust 06-1	5.30	(a)	05/25/36	1,430,000	469,483
Home Savings of America 9	4.04	(a)	11/25/17	192,581	158,498
Household Home Equity Loan Trust 06-2	0.50	(a)	03/20/36	1,663,020	1,521,633
Household Home Equity Loan Trust 07-3	1.15	(a)	11/20/36	468,938	459,561
IMPAC Secured Assets Corp. 03-3	4.20		08/25/32	382,177	353,527
Indymac Indx Mortgage Loan Trust 04-AR6	3.41	(a)	10/25/34	19,136	16,940
Indymac Indx Mortgage Loan Trust 05-AR15	5.10	(a)	09/25/35	70,697	51,391
Indymac Indx Mortgage Loan Trust 05-L1	0.55	(a)	06/25/38	384,885	115,465
JP Morgan Mortgage Trust 04-A3	4.92	(a)	07/25/34	386,009	391,086
JP Morgan Mortgage Trust 05-A2	5.19	(a)	04/25/35	866,295	848,496
JP Morgan Residential Mortgage Acceptance Corp. 06-R1(b)	4.51	(a)	09/28/44	797,452	708,869
Lehman ABS Manufactured Housing Contract 01-B	4.35		05/15/14	165,495	167,005
Long Beach Mortgage Loan Trust 05-3	0.63	(a)	09/25/35	201,684	194,080
Master Adjustable Rate Mortgages Trust 04-13	2.97	(a)	04/21/34	74,764	73,914
Master Adjustable Rate Mortgages Trust 05-1	5.26	(a)	01/25/35	73,595	64,000
Master Alternative Loans Trust 03-5	6.00		08/25/33	108,536	111,672
Master Asset Backed Securities Trust 07—NCW(b)	0.65	(a)	05/25/37	937,285	773,117
Master Asset Securitization Trust 03-6	5.00		07/25/18	60,480	62,022
Master Asset Securitization Trust 07-1	6.00		10/25/22	248,325	205,082
Merrill Lynch Mortgage Investors Trust 03-A2	2.26	(a)	02/25/33	64,137	61,002
Merrill Lynch Mortgage Investors Trust 06-SL1	0.53	(a)	09/25/36	746,864	246,945
Morgan Stanley Capital Inc. 04-1	5.00		11/25/18	412,676	397,667
Morgan Stanley Mortgage Loan Trust 05-5AR	5.43	(a)	09/25/35	67,847	51,020
Morgan Stanley Mortgage Loan Trust 06-1AR	4.75	(a)	02/25/36	196,471	115,056
Morgan Stanley Mortgage Loan Trust 07-10XS	6.00		07/25/47	611,578	450,473
MSDWCC HELOC Trust 03-2A	0.61	(a)	04/25/16	610,707	519,526
New Century Home Equity Loan Trust 97-NC5	7.20		10/25/28	341	340
Nomura Asset Acceptance Corporation 06-AF2	0.45	(a)	08/25/36	213,432	88,428
Novastar Home Equity Loan 06-3	0.46	(a)	10/25/36	108,311	104,739
Oakwood Mortgage Investors, Inc. 99-D	7.84		11/15/29	420,447	414,083

Portfolio of Investments	33

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)
 June 30, 2010 (Unaudited)

	Interest Rate		Maturity Date	Face Amount	Value

(Mortgage Backed Securities continued)

Oakwood Mortgage Investors, Inc. 02-A	0.60	(a)%	09/15/14	$243,129	$181,382
Option One Mortgage Loan Trust 07-6	0.41	(a)	07/25/37	254,489	237,457
Option One Mortgage Loan Trust 07-FXD1	5.60		01/25/37	1,335,000	1,202,059
Option One Mortgage Loan Trust 07-FXD2	5.90		03/25/37	95,090	90,091
Ownit Mortgage Loan Asset Backed Certificate 05-5	0.64	(a)	10/25/36	575,641	479,422
Prime Mortgage Trust 05-2	5.00		07/25/20	274,398	271,771
Residential Accredit Loans, Inc. 02-QS9	0.95	(a)	07/25/32	8,211	5,710
Residential Accredit Loans, Inc. 05-QS5	5.70		04/25/35	80,984	66,753
Residential Accredit Loans, Inc. 06-QS4	6.00		04/25/36	585,743	384,052
Residential Asset Mortgage Products Inc. 02-RS5	4.75		09/25/32	342,521	231,406
Residential Asset Mortgage Products Inc. 03-RZ3	4.12		06/25/33	169,256	91,328
Residential Asset Securitization Trust 04-A3	5.25		06/25/34	136,274	118,068
Residential Asset Securitization Trust 05-A14	5.50		12/25/35	357,335	246,226
Residential Funding Mortgage Securities 00-HI5	7.98	(a)	12/25/25	990,319	903,846
Residential Funding Mortgage Securities 03-HS2	3.88		07/25/33	126,111	106,574
Residential Funding Mortgage Securities I 03-S11	3.50		06/25/18	193	192
Residential Funding Mortgage Securities I 03-S15	4.50		08/25/18	172,970	178,792
Residential Funding Mortgage Securities I 03-S17	5.50		09/25/33	201,093	198,350
Residential Funding Mortgage Securities I 05-SA2	3.07	(a)	06/25/35	52,042	39,081
Residential Funding Mortgage Securities I 06-SA1	5.60	(a)	02/25/36	66,002	45,191
Ryland Acceptance Corp. 64 E	3.50	(a)	04/01/18	53,844	54,083
SACO I Trust 05-6	0.93	(a)	09/25/35	758,353	339,383
Salomon Brothers Mortgage Securities 97-LB6	6.82		12/25/27	42	42
Structured Adjustable Rate Mortgage Loan Trust 04-3AC	2.61	(a)	03/25/34	30,893	30,377
Structured Adjustable Rate Mortgage Loan Trust 04-4	5.47	(a)	04/25/34	2,600,674	2,433,308
Structured Adjustable Rate Mortgage Loan Trust 04-8	4.65	(a)	07/25/34	700,000	693,300
Structured Adjustable Rate Mortgage Loan Trust 04-11	2.85	(a)	08/25/34	60,116	50,613
Structured Adjustable Rate Mortgage Loan Trust 04-18	2.73	(a)	12/25/34	118,926	38,375
Structured Adjustable Rate Mortgage Loan Trust 05-11	2.57	(a)	05/25/35	531,545	443,362
Structured Adjustable Rate Mortgage Loan Trust 06-1	5.63	(a)	02/25/36	62,266	40,083
Structured Adjustable Rate Mortgage Loan Trust 06-1	5.62	(a)	02/25/36	266,388	241,148
Structured Adjustable Rate Mortgage Loan Trust 06-4	5.66	(a)	05/25/36	185,518	141,253
Structured Adjustable Rate Mortgage Loan Trust 06-4	5.84	(a)	05/25/36	186,935	142,623
Structured Asset Mortgage Investments 04-AR5	2.55	(a)	10/19/34	41,023	36,892
Structured Asset Securities Corp. 98-RF1(b)	8.35	(a)	04/15/27	59,302	59,512
Structured Asset Securities Corp. 03-8	5.00		04/25/33	92,196	88,656
Structured Asset Securities Corp. 03-21	5.50		07/25/33	112,900	114,425
Structured Asset Securities Corp. 03-37A	2.46	(a)	12/25/33	327,345	294,435
Structured Asset Securities Corp. 04-3	5.52	(a)	03/25/24	370,788	372,765
Terwin Mortgage Trust 04-5HE	0.94	(a)	06/25/35	1,217,047	1,047,612
Vanderbilt Mortgage & Finance 03-A	1.00	(a)	05/07/26	466,525	430,252
Wachovia Mortgage Loan Trust 06-A	5.22	(a)	05/20/36	344,864	320,574
Washington Mutual Mortgage Securities Corp. 04-AR3	2.71	(a)	06/25/34	118,962	117,597
Washington Mutual Mortgage Securities Corp. 04-AR14	2.73	(a)	01/25/35	191,296	188,675
Washington Mutual Mortgage Securities Corp. 05-AR7	2.94	(a)	08/25/35	144,203	142,189
Washington Mutual Mortgage Securities Corp. 05-AR12	4.77	(a)	10/25/35	30,940	28,999
Washington Mutual Mortgage Securities Corp. 05-AR15	0.60	(a)	11/25/45	171,834	170,901
Washington Mutual MSC Mortgage Pass-Through Certificates 03-MS2	5.00		03/25/18	198,153	201,629
Wells Fargo Mortgage Backed Securities Trust 03-6	5.00		06/25/18	43,081	44,439
Wells Fargo Mortgage Backed Securities Trust 03-17	5.00		01/25/34	171,588	171,644
Wells Fargo Mortgage Backed Securities Trust 04-B	4.90	(a)	02/25/34	83,955	85,976
Wells Fargo Mortgage Backed Securities Trust 04-BB	2.90	(a)	01/25/35	42,268	42,110
Wells Fargo Mortgage Backed Securities Trust 04-E	4.86	(a)	05/25/34	120,204	121,251
Wells Fargo Mortgage Backed Securities Trust 04-EE	3.13	(a)	12/25/34	46,781	47,698
Wells Fargo Mortgage Backed Securities Trust 04-F	4.72	(a)	06/25/34	832,272	825,790
Wells Fargo Mortgage Backed Securities Trust 04-I	3.25	(a)	07/25/34	9,071	8,862
Wells Fargo Mortgage Backed Securities Trust 04-K	4.47	(a)	07/25/34	255,169	255,158
Wells Fargo Mortgage Backed Securities Trust 04-K	4.70	(a)	07/25/34	137,178	139,743

34	Portfolio of Investments

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)
 June 30, 2010 (Unaudited)

	Interest Rate		Maturity Date	Face Amount	Value

(Mortgage Backed Securities continued)

Wells Fargo Mortgage Backed Securities Trust 04-K	4.70	(a)%	07/25/34	$499,797	$507,673
Wells Fargo Mortgage Backed Securities Trust 04-R	2.99	(a)	09/25/34	118,384	112,346
Wells Fargo Mortgage Backed Securities Trust 05-AR13	5.29	(a)	05/25/35	245,096	240,243
Wells Fargo Mortgage Backed Securities Trust 05-AR14	5.37	(a)	08/25/35	79,150	77,181
Wells Fargo Mortgage Backed Securities Trust 05-AR15	5.09	(a)	09/25/35	548,929	503,470
Wells Fargo Mortgage Backed Securities Trust 05-AR16	5.23	(a)	10/25/35	133,712	128,052
Wells Fargo Mortgage Backed Securities Trust 06-AR4	5.69	(a)	04/25/36	101,154	92,695
Wells Fargo Mortgage Backed Securities Trust 06-16	5.00		11/25/36	44,214	44,207
Wells Fargo Mortgage Backed Securities Trust 06-AR19	5.50	(a)	12/25/36	61,653	57,046

Total Mortgage Backed Securities (Cost $51,077,139)					45,416,934

MUNICIPAL BONDS

(13.5% of portfolio)

Burlington Kansas Environmental Improvement	5.13	(a)	09/01/35	1,175,000	1,199,134
Camden County New Jersey Improvement Authority	2.50		07/27/10	1,150,000	1,151,173
Camden County New Jersey Improvement Authority	3.50		03/14/11	1,175,000	1,187,784
Clinton County New York	2.25		07/16/10	425,000	425,127
Detroit Michigan City School District	5.00		05/01/13	135,000	142,880
Detroit Michigan	4.97		05/01/13	300,000	303,201
Fiscal Year 2005 Securitization Corp. New York	3.51		10/01/12	320,000	324,448
Florida State Municipal Power Agency	4.87		10/01/11	1,975,000	2,034,072
Genesee County Michigan	3.50		10/01/10	2,175,000	2,185,418
Genesee County Michigan	1.85	(a)	09/01/12	1,775,000	1,775,000
Georgia Municipal Gas Authority	2.57		08/01/10	975,000	976,092
Glassboro New Jersey	2.88		09/15/10	1,725,000	1,731,986
Greater Orlando Florida Aviation Authority	5.00		10/01/12	275,000	294,258
Illionis, State of	2.77		01/01/12	3,100,000	3,107,006
Illionis, State of	3.32		01/01/13	550,000	546,508
Illionis, State of	1.40		02/01/11	1,400,000	1,398,138
Indiana Bond Bank, Indiana	1.52		02/01/12	355,000	355,426
Industry California Sales Tax Revenue	3.00		01/01/11	450,000	454,131
Industry California Sales Tax Revenue	3.00		01/01/12	500,000	508,465
Industry California Sales Tax Revenue	3.75		01/01/13	675,000	693,407
Louisiana State Agricultural Finance Authority	2.14		09/15/11	1,625,000	1,635,303
Louisiana State Gas & Fuels Tax	3.00	(a)	05/01/43	450,000	455,180
Luzerne County Pensylvania	5.20		11/15/13	565,000	579,283
Mashantucket Western Pequot Tribe Connecticut(b)	6.57		09/01/13	655,000	652,911
Maryland State Transportation Authority	5.89		07/01/12	325,000	347,916
Medical University South Carolina Hospital Authority	4.47		08/15/11	370,000	372,057
Metropolitan Nashville, Tennessee Airport Authority	3.17		07/01/13	125,000	125,923
New Orleans Louisiana Aviation Board	4.50		01/01/12	935,000	956,056
New York State Housing Finance Agency	2.58		03/15/12	225,000	229,084
Northern Kentucky Water District	2.50		11/01/11	1,150,000	1,152,714
Oakland California Redevelopment Agency	6.50		09/01/13	225,000	232,659
Oakland California Redevelopment Agency	7.25		09/01/15	400,000	416,052
Oakland California Redevelopment Agency	5.34		09/01/13	1,075,000	1,117,011
Orange County California Pension Obligation	0.00	(c)	09/01/12	1,650,000	1,509,090
Pacifica California Pension Obligation	2.12		06/01/12	260,000	259,753
Philadelphia Pennsylvania Airport System	5.00		06/15/11	275,000	282,681
Philadelphia Pennsylvania Authority for Industrial Development	0.00	(c)	04/15/15	4,075,000	3,104,539
Richmond California Joint Powers Financing Authority	6.30		07/01/13	800,000	811,688
Santa Cruz County California Redevelopment Agency	7.88		09/01/30	220,000	226,840
Wayne County Michigan	6.00		12/01/10	1,325,000	1,337,243
Wayne County Michigan	6.50		06/01/11	1,500,000	1,516,890
Wilmington North Carolina	1.53		06/01/11	150,000	150,174

Total Municipal Bonds (Cost $37,737,480)					38,264,701

Portfolio of Investments	35

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)
 June 30, 2010 (Unaudited)

U.S. GOVERNMENT AND AGENCY OBLIGATIONS	Interest Rate		Maturity Date	Face Amount	Value

(4.4% of portfolio)

FANNIE MAE	2.00	(d)%	09/10/18	$1,750,000	$1,754,816
FANNIE MAE	0.99	(a)	04/30/15	1,200,000	1,214,688
FANNIE MAE	1.50	(d)	06/10/15	1,775,000	1,778,738
Government Trust Certificate (Sri Lanka Trust)	0.95	(a)	06/15/12	100,000	100,000
Overseas Private Investment Corp.	5.30	(e)	09/15/10	250,000	300,992
Overseas Private Investment Corp.	4.91	(e)	09/15/10	2,500,000	2,881,300
Overseas Private Investment Corp.	1.90	(f)	12/31/13	1,000,000	1,018,570
Overseas Private Investment Corp.	2.00	(f)	06/10/18	1,200,000	1,215,192
Overseas Private Investment Corp.	4.10		11/15/14	413,600	433,242
Tennessee Valley Authority	0.00	(d)	04/15/42	775,000	782,750
U.S. Department of Housing & Urban Development	7.50		08/01/11	170,000	170,977
U.S. Department of Housing & Urban Development	6.07		08/01/21	115,000	125,625
U.S. Department of Housing & Urban Development	6.12		08/01/22	675,000	736,266

Total U.S. Government and Agency Obligations (Cost $12,356,308)					12,513,156

MONEY MARKET ACCOUNTS

(2.3% of portfolio)

SSgA Prime Money Market Fund	0.12	(g)		6,594,000	6,594,000
SSgA Money Market Fund	0.01	(g)		685	685

Total Money Market Accounts (Cost $6,594,685)					6,594,685

TOTAL INVESTMENTS IN SECURITIES (Cost $283,858,130)—100%					$283,569,720

(a)	Variable coupon rate as of June 30, 2010.
(b)	144A security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. Total of such securities at period-end amounts to $26,095,881 and represents 9.2% of total investments.
(c)	Zero coupon security, purchased at a discount.
(d)	Step coupon security, the current rate may be adjusted updwards before maturity date.
(e)	Interest is paid at maturity.
(f)	Interest is paid at put date.
(g)	7-day yield at June 30, 2010.

36	Portfolio of Investments

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: Stock Index Fund
 June 30, 2010 (Unaudited)

	Cost	Value

Investment in S&P 500 Stock Master Portfolio	$37,439,224	$48,770,773

Substantially all the assets of the Stock Index Fund are invested in the S&P 500 Stock Master Portfolio managed by BlackRock Fund Advisors. As of June 30, 2010, the Stock Index Fund’s ownership interest in the S&P 500 Stock Master Portfolio was 2.72%. See the Appendix for the portfolio of investments for the S&P 500 Stock Master Portfolio.

Portfolio of Investments	37

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: Value Fund
 June 30, 2010 (Unaudited)

COMMON STOCKS	Shares	Value

(98.6% of portfolio)

CONSUMER DISCRETIONARY—6.6%
Auto Components
Cooper Tire & Rubber Co.	440,000	$8,580,000
Distributors
Genuine Parts Co.	315,400	12,442,530
Multiline Retail
Dillard’s, Inc. (Class A)	367,700	7,905,550
Restaurants
Tim Hortons Inc.	56,852	1,819,264

Total Consumer Discretionary		30,747,344

CONSUMER STAPLES—3.3%
Food Products
Dean Foods Co.(a)	634,800	6,392,436
J.M. Smucker Co. (The)	148,853	8,963,928

Total Consumer Staples		15,356,364

ENERGY—14.5%
Energy Equipment & Services
Baker Hughes Inc.	187,000	7,773,590
Oil, Gas, & Consumable Fuels
Chevron Corp.	200,000	13,572,000
ConocoPhillips	259,000	12,714,310
El Paso Corp.	701,664	7,795,487
Marathon Oil Corp.	428,000	13,306,520
Questar Corp.	271,000	12,327,790

Total Energy		67,489,697

FINANCIALS—9.7%
Commercial Banks
Commerce Bancshares, Inc.	27,189	978,532
Wells Fargo & Co.	140,000	3,584,000
Diversified Financial Services
Bank of America Corp.	230,200	3,307,974
JPMorgan Chase & Co.	442,600	16,203,586
Insurance
Allstate Corp. (The)	312,000	8,963,760
Chubb Corp. (The)	122,000	6,101,220
Principal Financial Group, Inc.	142,800	3,347,232
Unum Group	105,800	2,295,860

Total Financials		44,782,164

HEALTH CARE—22.2%
Health Care Equipment & Supplies
Covidien PLC	207,600	8,341,368
Pharmaceuticals
Abbott Laboratories	399,000	18,665,220
Bristol-Myers Squibb Co.	829,700	20,692,718
GlaxoSmithKline plc ADR	354,000	12,039,540
Hospira, Inc.(a)	362,400	20,819,880
Merck & Co., Inc.	193,194	6,755,994
Pfizer Inc.	1,107,000	15,785,820

Total Health Care		103,100,540

INDUSTRIALS—16.6%
Airlines
Southwest Airlines Co.	747,600	8,305,836
Commercial Services & Supplies
Avery Dennison Corp.	463,000	14,876,190
Industrial Conglomerates
General Electric Co.	581,000	8,378,020
Honeywell International Inc.	281,100	10,971,333
Tyco International Ltd.	164,850	5,807,666
Machinery
Flowserve Corp.	95,300	8,081,440
Parker-Hannifin Corp.	316,462	17,550,982
Distributors
Applied Industrial Technologies, Inc.	130,500	3,304,260

Total Industrials		77,275,727

INFORMATION TECHNOLOGY—17.9%
Communications Equipment
Cisco Systems, Inc.(a)	798,500	17,016,035
Motorola, Inc.(a)	99,000	645,480
Computers & Peripherals
Dell Inc.(a)	1,282,000	15,460,920
Hewlett-Packard Co.	354,000	15,321,120
Electronic Equipment, Instruments & Components
Tyco Electronics Ltd.	262,850	6,671,133
IT Services
SAIC, Inc.(a)	553,000	9,257,220
Semiconductors & Semiconductor Equipment
Intel Corp.	978,000	19,022,100

Total Information Technology		83,394,008

MATERIALS—7.8%
Chemicals
Dow Chemical Co. (The)	686,900	16,293,268
Containers & Packaging
Bemis Co., Inc.	433,600	11,707,200
Pactiv Corp.(a)	301,200	8,388,420

Total Materials		36,388,888

Total Common Stocks (Cost $400,856,297)		458,534,732

MONEY MARKET ACCOUNTS

(1.4% of portfolio)

SSgA Prime Money Market Fund, 0.12%(b)	6,718,000	6,718,000
SSgA Money Market Fund, 0.01%(b)	100	100

Total Money Market Accounts (Cost $6,718,100)		6,718,100

TOTAL INVESTMENTS IN SECURITIES (Cost $407,574,397)—100%		$465,252,832

(a)	Non-income producing.
(b)	7-day yield at June 30, 2010.

ADR–American Depository Receipt

38	Portfolio of Investments

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: Growth Fund
 June 30, 2010 (Unaudited)

COMMON STOCKS	Shares	Value

(99.7% of portfolio)

CONSUMER DISCRETIONARY—17.4%
Hotels, Restaurants & Leisure
Carnival Corp.	8,100	$244,944
Marriott International Inc. (Class A)	14,413	431,525
MGM Resorts International(a)	14,200	136,888
Starbucks Corp.	15,800	383,940
Starwood Hotels & Resorts Worldwide, Inc.	4,100	169,863
Internet & Catalog Retail
Amazon.com, Inc.(a)	7,400	808,524
Media
Walt Disney Co. (The)	11,200	352,800
Liberty Media Corp.(a)	20,100	211,050
Multiline Retail
Kohls Corp.(a)	4,700	223,250
Specialty Retail
Bed Bath & Beyond(a)	7,500	278,100
Lowe’s Companies, Inc.	19,200	392,064
O’Reilly Automotive, Inc.(a)	4,300	204,508

Total Consumer Discretionary		3,837,456

CONSUMER STAPLES—3.4%
Beverages
PepsiCo., Inc.	8,100	493,695
Household Products
Procter & Gamble Co.	4,100	245,918

Total Consumer Staples		739,613

ENERGY—8.0%
Energy Equipment & Services
Schlumberger Ltd.	10,400	575,536
Oil, Gas,& Consumable Fuels
EOG Resources Inc.	5,700	560,709
Peabody Energy Corp.	4,100	160,433
Range Resources Corp.	3,700	148,555
Suncor Energy Inc.	10,200	300,288

Total Energy		1,745,521

FINANCIALS—10.4%
Capital Markets
Charles Schwab Corp.	9,800	138,964
Franklin Resources Inc.	5,700	491,283
Goldman Sachs Group Inc.	1,350	177,215
Northern Trust Corp.	2,500	116,750
Commercial Banks
Wells Fargo Co.	25,800	660,480
Diversified Financial Services
IntercontinentalExchange, Inc.(a)	1,700	192,151
JPMorgan Chase & Co.	14,000	512,540

Total Financials		2,289,383

HEALTH CARE—9.0%
Biotechnology
Celgene Corp.(a)	7,050	358,281
Vertex Pharmaceuticals Inc.(a)	3,300	108,570
Health Care Equipment & Supplies
Stryker Corp.	5,600	280,336
Health Care Providers & Services
Express Scripts Inc.(a)	7,800	366,756
McKesson Corp.	7,200	483,552
Medco Health Solutions Inc.(a)	3,000	165,240
Pharmaceuticals
Allergan Inc.	3,700	215,562

Total Health Care		1,978,297

INDUSTRIALS—13.0%
Aerospace & Defense
Precision Castparts Corp.	3,500	360,220
Rockwell Automation, Inc.	2,700	132,543
Air Freight & Logistics
Expeditors International of Washington Inc.	14,700	507,297
United Parcel Service, Inc. (Class B)	4,900	278,761
Electrical Equipment
Emerson Electric Co.	7,900	345,151
First Solar Inc.(a)	690	78,543
Industrial Conglomerates
3M Co.	2,800	221,172
Machinery
Danaher Corp.	19,000	705,280
Trading Companies & Distributors
Fastenal Co.	4,300	215,817

Total Industrials		2,844,784

INFORMATION TECHNOLOGY—32.4%
Communications Equipment
Juniper Networks, Inc.(a)	26,300	600,166
Qualcomm, Inc.	17,000	558,280
Computers & Peripherals
Apple Inc.(a)	5,585	1,404,795
EMC Corp.(a)	15,100	276,330
Electronic Equipment & Instruments
Corning Inc.	11,000	177,650
Internet Software & Services
Akamai Technologies, Inc.(a)	5,700	231,249
Baidu, Inc. ADR(a)	3,300	224,664
Google Inc. (Class A)(a)	2,500	1,112,375
IT Services
Accenture Ltd. (Class A)	10,300	398,095
American Express Co.	5,700	226,290
MasterCard Inc.	1,895	378,109
Visa Inc.	5,500	389,125
Semiconductors & Semiconductor Equipment
Applied Materials, Inc.	21,200	254,824
ASML Holding NV NY ADR	8,100	222,507
Broadcom Corp. (Class A)	5,000	164,850
Marvell Technology Group Ltd.(a)	18,400	289,984
NVIDIA Corp.(a)	20,100	205,221

Total Information Technology		7,114,514

MATERIALS—2.8%
Chemicals
Praxair Inc.	8,080	613,999

Total Materials		613,999

Portfolio of Investments	39

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: Growth Fund (continued)
 June 30, 2010 (Unaudited)

	Shares	Value

(Common Stocks continued)

TELECOMMUNICATION SERVICES—3.3%
Wireless Telecommunication Services
American Tower Corp. (Class A)(a)	10,300	$458,350
Crown Castle International Corp.(a)	7,400	275,724

Total Telecommunication Services		734,074

Total Common Stocks (Cost $21,723,993)		21,897,641

MONEY MARKET ACCOUNTS	Shares	Value

(0.3% of portfolio)

SSgA Prime Money Market Fund, 0.12%(b)	56,000	$56,000
SSgA Money Market Fund, 0.01%(b)	95	95

Total Money Market Accounts (Cost $56,095)		56,095

TOTAL INVESTMENTS IN SECURITIES (Cost $21,780,088)—100%		$21,953,736

(a)	Non-income producing.

(b)	7-day yield at June 30, 2010.

ADR–American Depository Receipt

40	Portfolio of Investments

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: Small-Company Stock Fund
 June 30, 2010 (Unaudited)

COMMON STOCKS	Shares	Value

(91.5% of portfolio)

CONSUMER DISCRETIONARY— 16.7%
Auto Components
Cooper Tire & Rubber Co.	150,100	$2,926,950
Multiline Retail
Nordstrom, Inc.	90,000	2,897,100
Restaurants
Brinker International, Inc.	185,000	2,675,100
Cracker Barrel Old Country Store, Inc.	53,100	2,472,336
O’Charley’s Inc.(a)	20,660	109,498
Specialty Retail
Sally Beauty Holdings, Inc.(a)	114,000	934,800

Total Consumer Discretionary		12,015,784

CONSUMER STAPLES—10.2%
Food Distribution
United Natural Foods, Inc.(a)	95,100	2,841,588
Food Products
J.M. Smucker Co. (The)	40,868	2,461,071
Personal Products
Alberto-Culver Co.	76,000	2,058,840

Total Consumer Staples		7,361,499

ENERGY—12.1%
Energy Equipment & Services
Helmerich & Payne, Inc.	35,000	1,278,200
Oil, Gas, & Consumable Fuels
Cimarex Energy Co.	59,400	4,251,852
Questar Corp.	26,600	1,210,034
SM Energy Co.	49,000	1,967,840

Total Energy		8,707,926

FINANCIALS—9.7%
Commercial Banks
Cardinal Financial Corp.	184,000	1,700,160
Middleburg Financial Corp.	75,400	1,048,814
National Bankshares, Inc. (Virginia)	86,000	2,083,780
Southcoast Financial Corp.(a)	51,370	133,562
Valley National Bancorp	111,230	1,514,953
Diversified Financial Services
Asset Acceptance Capital Corp.(a)	131,600	544,824

Total Financials		7,026,093

HEALTH CARE—3.1%
Health Care Equipment & Supplies
STERIS Corp.	73,000	2,268,840

Total Health Care		2,268,840

INDUSTRIALS—28.8%
Aerospace & Defense
Triumph Group, Inc.	41,900	2,791,797
Distributers
Applied Industrial Technologies, Inc.	103,450	2,619,354
Electrical Equipment
Rofin-Sinar Technologies Inc.(a)	61,500	1,280,430
Industrial Conglomerates
Carlisle Companies Inc.	70,900	2,561,617
CLARCOR Inc.	77,100	2,738,592
Standex International Corp.	19,500	494,325
Thomas & Betts Corp.(a)	20,000	694,000
Machinery
Flowserve Corp.	14,500	1,229,600
Gorman-Rupp Co. (The)	6,000	150,300
Manitowoc Co., Inc. (The)	255,200	2,332,528
Regal Beloit Corp.	43,500	2,426,430
Road & Rail
Knight Transportation, Inc.	50,000	1,012,000
Werner Enterprises, Inc.	20,000	437,800

Total Industrials		20,768,773

INFORMATION TECHNOLOGY—5.6%
Communications Equipment
Belden Inc.	86,750	1,908,500
Computers & Peripherals
Western Digital Corp.(a)	70,000	2,111,200

Total Information Technology		4,019,700

MATERIALS—5.3%
Chemicals
Olin Corp.	4,000	72,360
Polypore International, Inc.(a)	19,800	450,252
Westlake Chemical Corp.	100,700	1,869,999
Containers & Packaging
Pactiv Corp.(a)	50,000	1,392,500

Total Materials		3,785,111

Total Common Stocks (Cost $49,733,516)		65,953,726

MONEY MARKET ACCOUNTS

(8.5% of portfolio)

SSgA Prime Money Market Fund, 0.12%(b)	3,630,000	3,630,000
SSgA Money Market Fund, 0.01%(b)	2,526,967	2,526,967

Total Money Market Accounts (Cost $6,156,967)		6,156,967

TOTAL INVESTMENTS IN SECURITIES (Cost $55,890,483)—100%		$72,110,693

(a)	Non-income producing.

(b)	7-day yield at June 30, 2010.

Portfolio of Investments	41

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: International Value Fund
 June 30, 2010 (Unaudited)

COMMON STOCKS	Shares	Value

(97.1% of portfolio)

AUSTRALIA—0.7%
BHP Billiton Ltd.	26,400	$821,036

Total Australia		821,036

BRAZIL—1.7%
Petroleo Brasileiro SA—ADR	31,800	1,091,376
Vale SA—SP—ADR	34,850	848,598

Total Brazil		1,939,974

BRITAIN—12.2%
GlaxoSmithKline PLC	69,050	1,170,203
HSBC Holdings PLC—ADR	49,950	2,277,221
Pearson PLC	194,300	2,542,626
Tesco PLC	381,600	2,148,590
Vodafone Group PLC	1,185,924	2,457,496
WPP Group PLC	335,150	3,151,677

Total Britain		13,747,813

CHINA—3.6%
Bank of China Ltd.	4,932,500	2,488,392
Huaneng Power International, Inc.	2,624,900	1,542,172

Total China		4,030,564

FRANCE—12.3%
ArcelorMittal	39,700	1,055,865
AXA SA	137,250	2,081,517
Cap Gemini	66,550	2,907,579
Compagnie de Saint-Gobain	33,828	1,249,030
Schneider Electric SA	12,700	1,285,428
Total SA	54,300	2,416,593
Unibail-Rodamco	6,250	1,014,375
Vivendi SA	88,800	1,796,498

Total France		13,806,885

GERMANY—3.1%
Daimler AG REG	42,900	2,172,335
Siemens AG REG	14,000	1,252,817

Total Germany		3,425,152

HONG KONG—4.3%
Hutchison Whampoa Ltd.	445,750	2,746,352
New World Development Co. Ltd.	1,315,450	2,125,006

Total Hong Kong		4,871,358

ITALY—3.0%
Enel SpA	444,300	1,879,611
Eni SpA	79,100	1,452,049

Total Italy		3,331,660

INDONESIA—1.0%
PT Telekomunikasi Indonesia, Tbk.	844,500	711,887
Telekomunik Indonesia—SP—ADR	12,000	410,760

Total Indonesia		1,122,647

JAPAN—25.4%
Bridgestone Corp.	180,350	2,859,126
Daiichi Sankyo Co., Ltd.	161,650	2,890,887
Daito Trust Construction Co., Ltd.	56,700	3,205,328
Daiwa Securities Co., Ltd.	522,300	2,197,164
East Japan Railway Co.	37,250	2,483,095
Kao Corp.	129,300	3,039,554
MS & AD Insurance Group Holdings, Inc.	50,905	1,086,674
Nissan Motor Co., Ltd.	302,400	2,096,303
Secom Co., Ltd.	48,400	2,149,049
Shin Etsu Chemical Co., Ltd.	31,400	1,460,800
Sumitomo Corp.	226,800	2,258,931
Sumitomo Trust & Banking Co.	546,650	2,780,828

Total Japan		28,507,739

NETHERLANDS—1.7%
Koninklijke DSM NV	47,650	1,893,101

Total Netherlands		1,893,101

NORWAY—3.9%
Statoil ASA	120,495	2,323,975
Yara International ASA	71,900	2,011,833

Total Norway		4,335,808

REPUBLIC OF SOUTH KOREA—3.6%
Posco	4,350	1,650,994
SK Telecom Co., Ltd.	6,507	852,238
SK Telecom Co., Ltd.—ADR	103,603	1,526,072

Total Republic of South Korea		4,029,304

SINGAPORE—3.0%
Keppel Corp.	164,100	988,786
K-Green Trust	32,820	24,627
Singapore Airlines	231,900	2,402,724

Total Singapore		3,416,137

SPAIN—1.0%
Telefónica SA	61,350	1,132,920

Total Spain		1,132,920

SWITZERLAND—14.8%
Adecco SA REG	41,950	1,979,314
Creidt Suisse Group AG	56,100	2,108,449
Givaudan SA REG	2,882	2,435,994
Holcim Ltd.	25,036	1,675,838
Nestlé SA REG	50,750	2,448,686
Novartis AG REG	71,350	3,461,648
Zurich Financial Services Ltd.	11,600	2,546,327

Total Switzerland		16,656,256

THAILAND—1.8%
PTT Public Company Ltd.	270,950	2,057,848

Total Thailand		2,057,848

Total Common Stocks (Cost $125,290,040)		109,126,202

MONEY MARKET ACCOUNTS

(2.9% of portfolio)

SSgA Prime Money Market Fund, 0.12%(a)	3,233,000	3,233,000
SSgA Money Market Fund, 0.01%(a)	976	976

Total Money Market Accounts (Cost $3,233,976)		3,233,976

TOTAL INVESTMENTS IN SECURITIES (Cost $128,524,016)—100%		$112,360,178

(a)	7-day yield at June 30, 2010.

ADR–American Depository Receipt

REG–Registered shares

42	Portfolio of Investments

The accompanying notes are an integral part of these financial statements.

(This page intentionally left blank)

Portfolio of Investments	43

STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2010 (Unaudited)

		Short-Term
	Daily	Government	Short-Term
ASSETS	Income Fund	Securities Fund	Bond Fund

Investments in securities, at value (cost: $190,810,093; $68,598,844; $283,858,130; $37,439,224; $407,574,397; $21,780,088; $55,890,483; $128,524,016)	$190,810,093	$70,133,578	$283,569,720
Cash	—	—	—
Receivables
Investment securities sold	—	—	468,485
Dividends and interest	579,063	533,731	2,049,706
Capital shares sold	103,423	65,805	21,634
Prepaid expenses	30,061	14,422	29,354

Total assets	191,522,640	70,747,536	286,138,899

LIABILITIES

Payables
Investment securities purchased	—	—	—
Accrued expenses	71,504	44,392	111,705
Due to Board Members	11,199	3,491	14,070
Due to RE Advisers	16,230	24,872	139,299
Capital shares redeemed	100,721	2,500	48,456
Dividends	23	4,731	26,966

Total liabilities	199,677	79,986	340,496

NET ASSETS	$191,322,963	$70,667,550	$285,798,403

NET ASSETS CONSIST OF:

Unrealized appreciation (depreciation) of investments	$—	$1,534,734	$(288,410)
Undistributed net income (loss)	(11,199)	(3,641)	(19,781)
Undistributed net realized gain (loss) from investments and futures transactions	(69)	42,117	338,561
Paid-in-capital applicable to outstanding shares of 191,334,121 of Daily Income Fund, 13,387,522 Short-Term Government Securities Fund, 54,991,206 of Short-Term Bond Fund, 6,347,206 of Stock Index Fund, 18,086,662 of Value Fund, 4,848,666 of Growth Fund, 4,123,643 of Small-Company Stock Fund, and 18,574,845 of International Value Fund	191,334,231	69,094,340	285,768,033

NET ASSETS	$191,322,963	$70,667,550	$285,798,403

NET ASSET VALUE PER SHARE	$1.00	$5.28	$5.20

44	Statements of Assets and Liabilities

The accompanying notes are an integral part of these financial statements.

			Small-Company	International
Stock Index Fund	Value Fund	Growth Fund	Stock Fund	Value Fund

$48,770,773	$465,252,832	$21,953,736	$72,110,693	$112,360,178
—	—	—	—	458,909

—	341,453	317,796	—	4,558,622
—	970,564	7,416	61,874	458,124
15,891	187,406	252	107,999	2,541,281
9,239	43,560	10,781	14,979	18,013

48,795,903	466,795,815	22,289,981	72,295,545	120,395,127

—	1,036,700	230,009	—	3,588,519
37,779	209,637	30,385	34,158	62,158
3,034	30,965	848	3,719	7,060
11,249	220,230	4,363	53,978	62,110
27,789	173,081	180	36,035	52,714
—	216,451	—	—	3,001

79,851	1,887,064	265,785	127,890	3,775,562

$48,716,052	$464,908,751	$22,024,196	$72,167,655	$116,619,565

$11,331,549	$57,678,435	$173,648	$16,220,210	$(16,163,838)
343,906	(31,475)	(25,211)	13,824	1,827,687

(14,026,350)	(39,407,353)	(665,139)	(1,737,098)	(27,905,807)

51,066,947	446,669,144	22,540,898	57,670,719	158,861,523

$48,716,052	$464,908,751	$22,024,196	$72,167,655	$116,619,565

$7.68	$25.70	$4.54	$17.50	$6.28

Statements of Assets and Liabilities	45

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF OPERATIONS
For the Period Ended June 30, 2010 (Unaudited)

		Short-Term
	Daily	Government	Short-Term
INVESTMENT INCOME	Income Fund	Securities Fund	Bond Fund

Interest	$241,317	$1,114,382	$7,514,460
Dividends	—	—	—
Allocated from Master
Income	—	—	—
Expense	—	—	—

Total investment income	241,317	1,114,382	7,514,460

EXPENSES

Management fees	468,889	149,661	795,245
Shareholder servicing fees	63,207	34,104	71,167
Custodian and accounting fees	27,630	32,241	88,313
Legal and audit fees	25,469	9,362	35,207
Printing	17,369	7,069	23,119
Directors and Board meeting expenses	20,594	7,335	29,341
Registration fees	14,790	8,032	11,252
Insurance	9,950	3,124	11,278
Communication	4,868	2,094	6,042
Other expenses	7,442	2,585	9,343
Administration fees	—	—	—

Total expenses	660,208	255,607	1,080,307

Less fees waived and expenses reimbursed by RE Advisers	(426,365)	(6,355)	(21,374)

Net expenses	233,843	249,252	1,058,933

NET INVESTMENT INCOME (LOSS)	7,474	865,130	6,455,527

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net realized gain (loss) on investments	—	42,117	338,561
Net change in unrealized appreciation (depreciation)	—	317,177	2,973,250

NET GAIN (LOSS) ON INVESTMENTS	—	359,294	3,311,811

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$7,474	$1,224,424	$9,767,338

(a)	Represents realized and unrealized gain on investments allocated from the master portfolio.

46	Statements of Operations

The accompanying notes are an integral part of these financial statements.

				Small-Company	International
Stock Index Fund		Value Fund	Growth Fund	Stock Fund	Value Fund

$—		$7,890	$246	$2,694	$(53,043)
—		5,191,825	80,354	437,507	2,487,271

511,356		—	—	—	—
(13,113)		—	—	—	—

498,243		5,199,715	80,600	440,201	2,434,228

—		1,353,111	72,030	308,922	454,707
44,190		199,436	30,725	54,870	47,169
6,016		67,297	18,410	14,208	62,144
8,409		67,869	3,316	8,948	17,625
9,248		61,756	4,591	11,534	13,079
4,948		58,520	2,496	7,469	13,445
7,764		14,453	8,351	8,028	8,319
1,892		22,626	589	2,433	4,706
3,165		17,873	1,903	4,200	3,785
2,194		20,150	924	2,826	4,487
65,382		—	—	—	—

153,208		1,883,091	143,335	423,438	629,466

—		—	(38,108)	—	(28,902)

153,208		1,883,091	105,227	423,438	600,564

345,035		3,316,624	(24,627)	16,763	1,833,664

(2,342,782	)(a)	151,963	1,512,910	689,367	(4,294,129)
(1,709,485	)(a)	(32,840,438)	(3,924,558)	694,765	(15,049,376)

(4,052,267)		(32,688,475)	(2,411,648)	1,384,132	(19,343,505)

$(3,707,232)		$(29,371,851)	$(2,436,275)	$1,400,895	$(17,509,841)

Statements of Operations	47

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Daily Income Fund
	Six Months Ended
	June 30,	Year Ended
	2010	December 31,
INCREASE (DECREASE) IN NET ASSETS	(Unaudited)	2009

Operations
Net investment income (loss)	$7,474	$582,588
Net realized gain (loss) on investments	—	—
Net change in unrealized appreciation (depreciation)	—	—

Increase (decrease) in net assets from operations	7,474	582,588

Distributions to Shareholders
Net investment income	(9,223)	(590,320)
Net realized gain on investments	—	—

Total distributions to shareholders	(9,223)	(590,320)

Capital Share Transactions

Net capital share transactions (See Note 7)	(167,412)	9,488,865
Redemption fees received (See Note 5)	—	—

Total increase (decrease) in net assets from capital transactions	(167,412)	9,488,865

TOTAL INCREASE (DECREASE) IN NET ASSETS	(169,161)	9,481,133

NET ASSETS
Beginning of period	191,492,124	182,010,991

End of period	$191,322,963	$191,492,124

	Value Fund
	Six Months Ended
	June 30,	Year Ended
	2010	December 31,
INCREASE (DECREASE) IN NET ASSETS	(Unaudited)	2009

Operations
Net investment income (loss)	$3,316,624	$7,248,764
Net realized gain (loss) on investments	151,963	(19,737,118)
Net change in unrealized appreciation (depreciation)	(32,840,438)	115,357,009

Increase (decrease) in net assets from operations	(29,371,851)	102,868,655

Distributions to Shareholders
Net investment income	(3,322,358)	(7,270,604)
Net realized gain on investments	—	—

Total distributions to shareholders	(3,322,358)	(7,270,604)

Capital Share Transactions
Net capital share transactions (See Note 7)	522,200	(21,268,921)
Redemption fees received (See Note 5)	4,327	7,343

Total increase (decrease) in net assets from capital transactions	526,527	(21,261,578)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(32,167,682)	74,336,473

NET ASSETS
Beginning of period	497,076,433	422,739,960

End of period	$464,908,751	$497,076,433

48	Statements of Changes in Net Assets

The accompanying notes are an integral part of these financial statements.

Short-Term Government
Securities Fund		Short-Term Bond Fund		Stock Index Fund
Six Months Ended		Six Months Ended		Six Months Ended
June 30,	Year Ended	June 30,	Year Ended	June 30,	Year Ended
2010	December 31,	2010	December 31,	2010	December 31,
(Unaudited)	2009	(Unaudited)	2009	(Unaudited)	2009

$865,130	$1,670,444	$6,455,527	$14,594,101	$345,035	$719,489
42,117	170,112	338,561	694,458	(2,342,782)	(2,130,017)
317,177	(180,516)	2,973,250	18,069,237	(1,709,485)	12,000,472

1,224,424	1,660,040	9,767,338	33,357,796	(3,707,232)	10,589,944

(865,932)	(1,673,143)	(6,463,924)	(14,619,462)	—	(714,688)
—	(171,802)	—	(548,876)	—	—

(865,932)	(1,844,945)	(6,463,924)	(15,168,338)	—	(714,688)

4,627,361	9,512,813	36,075,178	23,898,420	574,872	2,183,923
—	—	—	—	1,641	1,398

4,627,361	9,512,813	36,075,178	23,898,420	576,513	2,185,321

4,985,853	9,327,908	39,378,592	42,087,878	(3,130,719)	12,060,577

65,681,697	56,353,789	246,419,811	204,331,933	51,846,771	39,786,194

$70,667,550	$65,681,697	$285,798,403	$246,419,811	$48,716,052	$51,846,771

Growth Fund		Small-Company Stock Fund		International Value Fund
Six Months Ended		Six Months Ended		Six Months Ended
June 30,	Year Ended	June 30,	Year Ended	June 30,	Year Ended
2010	December 31,	2010	December 31,	2010	December 31,
(Unaudited)	2009	(Unaudited)	2009	(Unaudited)	2009

$(24,627)	$(10,066)	$16,763	$366,496	$1,833,664	$2,233,412
1,512,910	1,404,163	689,367	(1,066,461)	(4,294,129)	(17,104,804)
(3,924,558)	3,367,905	694,765	20,546,228	(15,049,376)	39,446,470

(2,436,275)	4,762,002	1,400,895	19,846,263	(17,509,841)	24,575,078

—	—	—	(369,370)	(422,002)	(2,633,996)
—	—	—	—	—	—

—	—	—	(369,370)	(422,002)	(2,633,996)

5,401,292	7,589,275	4,929,133	1,307,693	11,630,918	8,261,471
2	847	5,053	6,778	541	1,462

5,401,294	7,590,122	4,934,186	1,314,471	11,631,459	8,262,933

2,965,019	12,352,124	6,335,081	20,791,364	(6,300,384)	30,204,015

19,059,177	6,707,053	65,832,574	45,041,210	122,919,949	92,715,934

$22,024,196	$19,059,177	$72,167,655	$65,832,574	$116,619,565	$122,919,949

Statements of Changes in Net Assets	49

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS: Daily Income Fund
For a Share Outstanding Throughout Each Period

	Six Months
	Ended June 30,		Year Ended December 31,
	2010 (Unaudited)		2009		2008	2007	2006	2005

NET ASSET VALUE, BEGINNING OF YEAR	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Income from investment operations
Net investment income	—	(a,b,c)	—	(a,b,c)	0.02	0.05	0.04	0.02
Net realized and unrealized gain (loss) on investments	—		—		— (b)	—	—	—
Capital contribution	—		—		— (b)	—	—	—

Total from investment operations	—		—		0.02	0.05	0.04	0.02

Distributions
Net investment income	—	(b)	—	(b)	(0.02)	(0.05)	(0.04)	(0.02)
Net realized gain	—		—		—	—	—	—

Total distributions	—		—		(0.02)	(0.05)	(0.04)	(0.02)

NET ASSET VALUE, END OF PERIOD	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

TOTAL RETURN	0.01	%(d)	0.31%		2.14%	4.62%	4.37%	2.49%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (thousands)	$191,323		$191,492		$182,011	$149,303	$127,625	$105,123
Ratio of gross expenses before voluntary expense limitation to average net assets	0.70	%(e)	0.73%		0.69%	0.71%	0.74%	0.76%
Ratio of net investment income to average net assets	0.01	%(a,c,e)	0.30	%(a,c)	2.08%	4.52%	4.30%	2.48%
Ratio of expenses to average net assets	0.25	%(a,c,e)	0.47	%(a,c)	0.69%	0.71%	0.74%	0.76%

(a)	Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.

(b)	Less than $0.01 per share.

(c)	On January 27, 2009, RE Advisers voluntarily and temporarily reduced the amount of the expense limitation from 0.80% to 0.50%. Additionally, effective August 14, 2009, RE Advisers agreed to further waive fees or reimburse expenses to the extent necessary to assist the Fund in attempting to maintain a positive yield.

(d)	Aggregate total return for the period.

(e)	Annualized.

50	Financial Highlights

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS: Short-Term Government Securities Fund
For a Share Outstanding Throughout Each Period

	Six Months
	Ended June 30,		Year Ended December 31,
	2010 (Unaudited)		2009	2008	2007	2006	2005

NET ASSET VALUE, BEGINNING OF YEAR	$5.25		$5.26	$5.17	$5.10	$5.06	$5.11

Income from investment operations
Net investment income (a)	0.07		0.14	0.16	0.20	0.14	0.13
Net realized and unrealized gain (loss) on investments	0.03		— (b)	0.10	0.07	0.05	(0.05)

Total from investment operations	0.10		0.14	0.26	0.27	0.19	0.08

Distributions
Net investment income	(0.07)		(0.14)	(0.16)	(0.20)	(0.14)	(0.13)
Net realized gain	—		(0.01)	(0.01)	—	(0.01)	— (b)

Total distributions	(0.07)		(0.15)	(0.17)	(0.20)	(0.15)	(0.13)

NET ASSET VALUE, END OF PERIOD	$5.28		$5.25	$5.26	$5.17	$5.10	$5.06

TOTAL RETURN	1.88	%(c)	2.85%	5.16%	5.50%	3.87%	1.65%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (thousands)	$70,668		$65,682	$55,354	$39,463	$40,779	$39,953
Ratio of gross expenses before voluntary expense limitation to average net assets	0.77	%(d)	0.78%	0.82%	0.87%	0.87%	0.83%
Ratio of net investment income to average net assets (a)	2.60	%(d)	2.73%	3.06%	4.00%	2.89%	2.59%
Ratio of expenses to average net assets (a)	0.75	%(d)	0.75%	0.75%	0.75%	0.75%	0.75%
Portfolio turnover rate	10%		28%	50%	47%	30%	31%

(a)	Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.

(b)	Less than $.01 per share.

(c)	Aggregate total return for the period.

(d)	Annualized.

Financial Highlights	51

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS: Short-Term Bond Fund
For a Share Outstanding Throughout Each Period

	Six Months
	Ended June 30,		Year Ended December 31,
	2010 (Unaudited)		2009	2008	2007	2006	2005

NET ASSET VALUE, BEGINNING OF YEAR	$5.13		$4.72	$5.17	$5.16	$5.13	$5.17

Income from investment operations
Net investment income (a)	0.13		0.33	0.27	0.22	0.19	0.16
Net realized and unrealized gain (loss) on investments	0.07		0.42	(0.45)	0.01	0.03	(0.04)

Total from investment operations	0.20		0.75	(0.18)	0.23	0.22	0.12

Distributions
Net investment income	(0.13)		(0.33)	(0.27)	(0.22)	(0.19)	(0.16)
Net realized gain	—		(0.01)	—	—	—	—

Total distributions	(0.13)		(0.34)	(0.27)	(0.22)	(0.19)	(0.16)

NET ASSET VALUE, END OF PERIOD	$5.20		$5.13	$4.72	$5.17	$5.16	$5.13

TOTAL RETURN	3.84	%(b)	16.38%	(3.52)%	4.62%	4.38%	2.29%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (thousands)	$285,798		$246,420	$204,332	$228,591	$208,482	$199,441
Ratio of gross expenses before voluntary expense limitation to average net assets	0.82	%(c)	0.83%	0.81%	0.82%	0.84%	0.83%
Ratio of net investment income to average net assets (a)	4.87	%(c)	6.62%	5.49%	4.33%	3.71%	3.04%
Ratio of expenses to average net assets (a)	0.80	%(c)	0.80%	0.80%	0.80%	0.80%	0.80%
Portfolio turnover rate	19%		52%	56%	41%	40%	34%

(a)	Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.

(b)	Aggregate total return for the period.

(c)	Annualized.

52	Financial Highlights

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS: Stock Index Fund
For a Share Outstanding Throughout Each Period

	Six Months
	Ended June 30,		Year Ended December 31,
	2010 (Unaudited)		2009	2008	2007	2006	2005

NET ASSET VALUE, BEGINNING OF YEAR	$8.24		$6.64	$10.94	$10.57	$9.30	$9.03

Income from investment operations
Net investment income	0.05		0.11	0.17	0.15	0.13	0.11
Net realized and unrealized gain (loss) on investments	(0.61)		1.60	(4.25)	0.37	1.27	0.27

Total from investment operations	(0.56)		1.71	(4.08)	0.52	1.40	0.38

Distributions
Net investment income	—		(0.11)	(0.22)	(0.15)	(0.13)	(0.11)
Net realized gain	—		—	—	—	—	—

Total distributions	—		(0.11)	(0.22)	(0.15)	(0.13)	(0.11)

NET ASSET VALUE, END OF PERIOD	$7.68		$8.24	$6.64	$10.94	$10.57	$9.30

TOTAL RETURN	(6.80	)%(b)	25.83%	(37.41)%	4.91%	15.01%	4.23%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (thousands)	$48,716		$51,847	$39,786	$62,332	$56,508	$47,547
Ratio of net investment income to average net assets	1.32	%(c)	1.66%	1.82%	1.44%	1.32%	1.25%
Ratio of expenses to average net assets	0.64	%(c)	0.75%	0.59%	0.64%	0.68%	0.64%
Portfolio turnover rate (a)	N/A		N/A	N/A	N/A	N/A	N/A

(a)	See Appendix for the portfolio turnover of the S&P 500 Stock Master Portfolio.

(b)	Aggregate total return for the period.

(c)	Annualized.

Financial Highlights	53

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS: Value Fund
For a Share Outstanding Throughout Each Period

	Six Months
	Ended June 30,		Year Ended December 31,
	2010 (Unaudited)		2009	2008	2007	2006	2005

NET ASSET VALUE, BEGINNING OF YEAR	$27.52		$22.03	$35.48	$35.94	$32.78	$30.44

Income from investment operations
Net investment income	0.18		0.40	0.59	0.83	0.57	0.42
Net realized and unrealized gain (loss) on investments	(1.82)		5.49	(13.45)	0.37	5.25	2.90

Total from investment operations	(1.64)		5.89	(12.86)	1.20	5.82	3.32

Distributions
Net investment income	(0.18)		(0.40)	(0.59)	(0.83)	(0.57)	(0.42)
Net realized gain	—		—	—	(0.83)	(2.09)	(0.56)

Total distributions	(0.18)		(0.40)	(0.59)	(1.66)	(2.66)	(0.98)

NET ASSET VALUE, END OF PERIOD	$25.70		$27.52	$22.03	$35.48	$35.94	$32.78

TOTAL RETURN	(5.94	)%(a)	26.98%	(36.43)%	3.25%	17.82%	10.94%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (thousands)	$464,909		$497,076	$422,740	$723,406	$649,478	$469,598
Ratio of net investment income to average net assets	1.32	%(b)	1.71%	1.96%	2.23%	1.68%	1.33%
Ratio of expenses to average net assets	0.75	%(b)	0.80%	0.70%	0.66%	0.71%	0.76%
Portfolio turnover rate	1%		3%	6%	4%	13%	8%

(a)	Aggregate total return for the period.

(b)	Annualized.

54	Financial Highlights

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS: Growth Fund
For a Share Outstanding Throughout Each Period

	Six Months
	Ended June 30,		Year Ended December 31,
	2010 (Unaudited)		2009		2008		2007	2006	2005

NET ASSET VALUE, BEGINNING OF YEAR	$5.02		$3.31		$5.87		$5.22	$5.06	$5.44

Income from investment operations
Net investment loss	—	(a)	—	(a)	(0.03)		(0.05)	(0.07)	(0.06)
Net realized and unrealized gain (loss) on investments	(0.48)		1.71		(2.37)		0.91	0.35	0.04

Total from investment operations	(0.48)		1.71		(2.40)		0.86	0.28	(0.02)

Distributions
Net investment income	—		—		—		—	—	—
Net realized gain	—		—		(0.16)		(0.21)	(0.12)	(0.36)

Total distributions	—		—		(0.16)		(0.21)	(0.12)	(0.36)

NET ASSET VALUE, END OF PERIOD	$4.54		$5.02		$3.31		$5.87	$5.22	$5.06

TOTAL RETURN	(9.56	)%(b)	51.66%		(40.93)%		17.55%	5.48%	0.07%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (thousands)	$22,024		$19,059		$6,707		$9,001	$6,776	$6,851
Ratio of gross expenses before voluntary expense limitation to average net assets	1.29	%(c)	1.74%		1.30%		1.26%	1.50%	1.43%
Ratio of net investment income (loss) to average net assets	(0.22	)%(c,d)	(0.09	)%(d)	(0.61	)%(d)	(0.93)%	(1.16)%	(1.07)%
Ratio of expenses to average net assets	0.95	%(c,d)	0.95	%(d)	0.93	%(d)	1.26%	1.50%	1.43%
Expense ratio of underlying exchange traded fund	N/A		N/A		0.18	%(e)	0.20%	0.20%	0.20%
Effective expense ratio	0.95%		0.95%		1.11%		1.46%	1.70%	1.63%
Portfolio turnover rate	39%		66%		96	%(f)	19%	27%	26%

(a)	Less than $0.01 per share.

(b)	Aggregate total return for the period.

(c)	Annualized.

(d)	Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers. On April 29, 2008 the expense limitation agreement was revised from 1.50% to 0.75%. Further, on December 5, 2008 the expense limitation agreement was revised from 0.75% to 0.95%.

(e)	On December 5, 2008, the Nasdaq-100 Index Tracking Stock Fund changed its name, investment strategies and objective. At that time the Fund sold its entire position in PowerShares QQQ, the underlying exchange traded fund. The expense ratio of the underlying exchange traded fund is prorated for January 1, 2008 to December 4, 2008.

(f)	The portfolio turnover is unusually high because on December 5, 2008, the Nasdaq-100 Tracking Stock Fund sold its entire position in the PowerShares QQQ and invested the entire portfolio in individual securities with a new investment strategy and objective.

Financial Highlights	55

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS: Small-Company Stock Fund
For a Share Outstanding Throughout Each Period

	Six Months
	Ended June 30,		Year Ended December 31,
	2010 (Unaudited)		2009	2008	2007	2006	2005

NET ASSET VALUE, BEGINNING OF YEAR	$17.04		$11.81	$18.16	$19.06	$17.00	$15.69

Income from investment operations
Net investment income (loss)	0.01		0.10	0.11	0.19	0.23	0.05
Net realized and unrealized gain (loss) on investments	0.45		5.23	(6.35)	0.06	2.60	1.44

Total from investment operations	0.46		5.33	(6.24)	0.25	2.83	1.49

Distributions
Net investment income	—		(0.10)	(0.11)	(0.19)	(0.23)	(0.05)
Net realized gain	—		—	—	(0.96)	(0.54)	(0.13)

Total distributions	—		(0.10)	(0.11)	(1.15)	(0.77)	(0.18)

NET ASSET VALUE, END OF PERIOD	$17.50		$17.04	$11.81	$18.16	$19.06	$17.00

TOTAL RETURN	2.70	%(a)	45.10%	(34.33)%	1.36%	16.69%	9.52%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (thousands)	$72,168		$65,833	$45,041	$66,910	$63,515	$47,871
Ratio of net investment income (loss) to average net assets	0.05	%(b)	0.71%	0.73%	0.99%	1.29%	0.34%
Ratio of expenses to average net assets	1.17	%(b)	1.23%	1.25%	1.19%	1.23%	1.30%
Portfolio turnover rate	2%		9%	26%	18%	5%	9%

(a)	Aggregate total return for the period.

(b)	Annualized.

56	Financial Highlights

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS: International Value Fund
For a Share Outstanding Throughout Each Period

	Six Months
	Ended June 30,		Year Ended December 31,
	2010 (Unaudited)		2009		2008		2007		2006		2005

NET ASSET VALUE, BEGINNING OF YEAR	$7.27		$5.90		$9.84		$9.72		$7.79		$9.48

Income from investment operations
Net investment income	0.10		0.18	(a)	0.23	(a)	0.36	(a)	0.05	(a)	0.36
Net realized and unrealized gain (loss) on investments	(1.07)		1.35		(3.68)		0.44		1.96		1.00

Total from investment operations	(0.97)		1.53		(3.45)		0.80		2.01		1.36

Distributions
Net investment income	(0.02)		(0.16)		(0.37)		(0.29)		(0.07)		(0.16)
Net realized gain	—		—		(0.12)		(0.39)		(0.01)		(2.89)

Total distributions	(0.02)		(0.16)		(0.49)		(0.68)		(0.08)		(3.05)

NET ASSET VALUE, END OF PERIOD	$6.28		$7.27		$5.90		$9.84		$9.72		$7.79

TOTAL RETURN	(13.30	)%(b)	25.93%		(35.43)%		8.21%		25.79%		14.31%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (thousands)	$116,620		$122,920		$92,716		$140,971		$91,903		$13,081
Ratio of gross expenses before voluntary expense limitation to average net assets	1.04	%(c)	1.06%		1.01%		1.00%		1.04	%(d)	1.21	%(e,f)
Ratio of net investment income to average net assets	3.02	%(a,c)	2.23	%(a)	2.73	%(a)	2.81	%(a)	0.95	%(a)	3.76%
Ratio of expenses to average net assets	0.99	%(a,c)	0.99	%(a)	0.98	%(a)	0.99	%(a)	0.99	%(a,d)	1.21	%(e,f)
Portfolio turnover rate	28%		47%		25%		22%		55%		1%

(a)	Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.

(b)	Aggregate total return for the period.

(c)	Annualized.

(d)	Expenses do not include the expenses of the Vanguard Developed Markets Index Fund, the Fund in which the International Value Fund invested substantially all of its assets for the period October 18, 2005 through June 11, 2006.

(e)	Expenses include the allocated expenses from the State Street MSCI® EAFE® Index Portfolio, the master portfolio in which the International Value Fund invested substantially all of its assets from inception until October 17, 2005.

(f)	Expenses do not include the expenses of the Vanguard Developed Markets Index Fund, the Fund in which the International Value Fund invested substantially all of its assets for the period October 18, 2005 through June 11, 2006.

Financial Highlights	57

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
1. ORGANIZATION
Homestead Funds, Inc. (“Homestead Funds”) is a Maryland corporation registered with the Securities and Exchange Commission under the Investment Company Act of 1940 (“the Act”) as an open-end management investment company. Homestead Funds currently consists of eight funds: Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund, Growth Fund, Small-Company Stock Fund, and International Value Fund (the “Funds”).

Each Fund is a separate investment portfolio with distinct investment objectives, investment programs, policies and restrictions. The investment objectives of the Funds, as well as the nature and risks of the investment activities of each Fund, are set forth more fully in Homestead Funds’ Prospectus and Statement of Additional Information.

The Stock Index Fund seeks to achieve its investment objective by investing substantially all of its asset in a master portfolio that is designed to track the performance of the S&P 500 Index. At June 30, 2010, the Stock Index Fund was operating as a feeder fund, whereby substantially all of its assets are invested in the S&P 500 Stock Master Portfolio (“Master Portfolio”), an open-end investment company managed by BlackRock Fund Advisors. At June 30, 2010, the Stock Index Fund’s investment constituted 2.72% of the net assets of the Master Portfolio. The financial statements of the Master Portfolio are contained in the Appendix of this report and should be read in conjunction with the financial statements of the Stock Index Fund.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Security valuation: Daily Income Fund values all money market instruments on an amortized cost basis, which approximates market value. Under the amortized cost method, discounts and premiums on securities purchased are amortized over the life of the respective securities.

The Short-Term Government Securities, Short-Term Bond, Value, Growth, Small-Company Stock, and International Value Funds value investments in common stocks, preferred stocks, and convertible preferred stocks traded on national securities exchanges and certain over-the-counter securities at the last quoted sale price at the close of the New York Stock Exchange. Equity securities listed on the Nasdaq market system are valued at the Nasdaq official closing price, usually as of 4:00 pm, Eastern Time on the valuation date. In the event a security price is not available or events occur after the close of the primary market on which a security is traded, but before the time the net asset value of the Fund is calculated, that could affect the price of a security, and materially impact the price of a Fund, the Board of Directors has adopted valuation guidelines for the Short-Term Government Securities, Short-Term Bond, Value, Growth, Small-Company Stock, and International Value Funds. The guidelines are to be followed by RE Advisers Corporation, a registered investment manager under the Investment Advisers Act of 1940, to determine a price that accurately reflects the fair value of a given security. Short-term debt instruments (with the exception of commercial paper), intermediate and long-term bonds, convertible bonds, and other debt securities are generally valued at market prices furnished by an independent pricing service. Commercial paper is valued on an amortized cost basis, which approximates market value. Regulated investment companies are valued at the net asset value determined as of the close of the New York Stock Exchange on the valuation date.

The Stock Index Fund records its investment in the Master Portfolio at the market value of its proportionate interest in the net assets of the Master Portfolio. The Board of Directors of the Master Portfolio has adopted “fair value” pricing procedures, which could impact the valuation of the Stock Index Fund. Valuation of the securities is discussed in the notes to the Master Portfolio’s financial statements included in the Appendix of this report.

The International Value Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms. Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at the end of the period. Purchases and sales of investment securities and income and dividends received are translated into U.S. dollars at the exchange rate in effect on the transaction date. The effects of exchange rate fluctuations on investments are included with the realized and unrealized gain (loss) on investment securities.

The Funds adopted Financial Accounting Standards Board’s Accounting Standards Codification (“ASC”), Fair Value Measurements and Disclosures (“ASC 820”), (formerly known as FAS 157), effective January 1, 2008. In accordance with ASC 820, fair value is defined as the price that a fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. ASC 820 established a three-tier hierarchy, which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. The three-tier hierarchy of inputs is summarized below:

•	Level 1—quoted prices in active markets for identical investments;
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and
•	Level 3—significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of June 30, 2010:

	Level 1	Level 2	Level 3	Total

Daily Income Fund
Commercial Paper	$—	$147,073,163	$—	$147,073,163
Corporate Notes	$—	$35,939,988	$—	$35,939,988
U.S. Government Agency Obligations	$—	$7,795,854	$—	$7,795,854
Certificates of Deposit	$—	$—	$—	$—
Cash Equivalents	$1,088	$—	$—	$1,088

	$1,088	$190,809,005	$—	$190,810,093

58	Notes to Financial Statements

	Level 1	Level 2	Level 3	Total

Short-Term Government Securities Fund
U.S. Government Agency Obligations	$—	$45,926,443	$—	$45,926,443
Corporate Bonds	$—	$12,332,246	$—	$12,332,246
Mortgage Backed Securities	$—	$4,542,923	$—	$4,542,923
Municipal Bonds	$—	$3,614,522	$—	$3,614,522
Asset Backed Securities	$—	$2,664,553	$—	$2,664,553
Cash Equivalents	$1,052,891	$—	$—	$1,052,891

	$1,052,891	$69,080,687	$—	$70,133,578

Short-Term Bond Fund
Corporate Bonds	$—	$93,616,648	$—	$93,616,648
Asset Backed Securities	$—	$63,508,813	$2,026	$63,510,839
Mortgage Backed Securities	$—	$45,416,934	$—	$45,416,934
Municipal Bonds	$—	$38,264,701	$—	$38,264,701
U.S. Government Agency Obligations	$—	$12,513,156	$—	$12,513,156
Yankee Bonds	$—	$23,652,757	$—	$23,652,757
Cash Equivalents	$6,594,685	$—	$—	$6,594,685

	$6,594,685	$276,973,009	$2,026	$283,569,720

Value Fund
Common Stocks	$458,534,732	$—	$—	$458,534,732
Cash Equivalents	$6,718,100	$—	$—	$6,718,100

	$465,252,832	$—	$—	$465,252,832

Growth Fund
Common Stocks	$21,897,641	$—	$—	$21,897,641
Cash Equivalents	$56,095	$—	$—	$56,095

	$21,953,736	$—	$—	$21,953,736

Small-Company Fund
Common Stocks	$65,953,726	$—	$—	$65,953,726
Cash Equivalents	$6,156,967	$—	$—	$6,156,967

	$72,110,693	$—	$—	$72,110,693

International Value
Common Stocks	$6,154,026	$102,972,176	$—	$109,126,202
Cash Equivalents	$3,233,976	$—	$—	$3,233,976

	$9,388,002	$102,972,176	$—	$112,360,178

Investments in
Short-Term Bond Fund-Level 3	Securities

Balance as of December 31, 2009	$9,239
Net purchase/(sale) at cost	$(5,441)
Realized gain/(loss)	$—
Change in unrealized appreciation/(depreciation)	$(1,772)
Transfers out at market value	$—
Accretion/(amortization)	$—

Balance as of June 30, 2010	$2,026

Distributions to shareholders: Dividends to shareholders are recorded on the ex-dividend date. Income dividends for the Daily Income, Short-Term Government Securities and Short-Term Bond Funds are declared daily and paid monthly.

Income dividends for Value Fund are declared and paid semi-annually. Income dividends for the Stock Index, Growth, Small-Company Stock, and International Value Funds are declared and paid annually. Capital gains dividends, if any, are declared and paid at the end of each fiscal year, more frequently, if necessary.

Use of estimates in the preparation of financial statements: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other: Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premiums and accretion of discount, and expenses are recorded on the accrual basis. Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are reported on the identified cost basis.

The Stock Index Fund records a pro rata share of the Master Portfolio’s income, expenses, and realized and unrealized gains and losses in addition to the fund’s own expenses which are accrued daily.

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future and therefore cannot be estimated; however, based on experience, the risk of material loss from claims is considered remote.

Fund management believes that no events have occurred between June 30, 2010, the date of this report, and the date of issuance of the financial statements, that require adjustment of, or disclosure in, the accompanying financial statements.

3. FEDERAL INCOME TAX INFORMATION
The Funds intend to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and will distribute all net investment income to its shareholders. Therefore, no provision for Federal income taxes is required.

Each Fund files U.S. federal, state, and local tax returns as required. Each Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statue of limitations, which is generally three years after filing of the tax return but could be longer in certain circumstances.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for futures and options transactions, foreign currency transactions, losses deferred due to wash sales, losses deferred due to post-October losses, partnership investments, and excise tax regulations.

Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. This includes net operating losses not utilized during the current year, return of capital, and paydown losses. These reclassifications have no effect on net assets or net asset values per share. Any taxable gain remaining at fiscal year end is distributed in the following year.

At June 30, 2010, the cost of securities for federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value was as follows:

		Tax	Tax	Net
		Unrealized	Unrealized	Unrealized
	Tax Cost	Gain	(Loss)	Gain (Loss)

Daily Income Fund	$190,810,093	$—	$—	$—
Short-Term Government Securities Fund	$68,598,844	$1,575,676	$(40,942)	$1,534,734
Short-Term Bond Fund	$283,858,130	$8,697,493	$(8,985,903)	$(288,410)
Value Fund	$407,574,397	$118,968,641	$(61,290,206)	$57,678,435
Growth Fund	$21,780,088	$1,439,070	$(1,265,422)	$173,648
Small-Company Stock Fund	$55,890,483	$20,964,585	$(4,744,375)	$16,220,210
International Value Fund	$128,524,016	$3,535,385	$(19,699,223)	$(16,163,838)

Net unrealized appreciation/(depreciation) of Stock Index Fund in the Master Portfolio consists of an allocated portion of the portfolio’s unrealized appreciation/(depreciation). For information pertaining to the unrealized appreciation/(depreciation) for the Master Portfolio, please refer to the Appendix of this report.

Notes to Financial Statements	59

4. INVESTMENT TRANSACTIONS
Purchases and proceeds from sales of securities, other than short-term and U.S. Government securities, for the period ended June 30, 2010, were as follows:

		Proceeds
	Purchases	from Sale

Short-Term Government Securities Fund	1,755,172	3,124,040
Short-Term Bond Fund	70,537,261	43,350,526
Value Fund	13,437,579	6,007,298
Growth Fund	14,059,637	8,370,378
Small-Company Stock Fund	2,146,214	1,324,584
International Value Fund	42,518,213	32,179,392

Purchases and proceeds from sales of long-term U.S. Government securities, for the period ended June 30, 2010, were as follows:

		Proceeds
	Purchases	from Sale

Short-Term Government Securities Fund	9,545,230	3,441,096
Short-Term Bond Fund	5,374,113	2,071,117

For information pertaining to the purchases and proceeds from sales of securities for the Stock Index Fund please refer to the Appendix of this report.

5. RELATED PARTIES
The investment management agreements between Homestead Funds, with respect to each Fund (other than the Stock Index Fund), and RE Advisers Corporation (“RE Advisers”), an indirect, wholly-owned subsidiary of National Rural Electric Cooperative Association (“NRECA”), provide for an annual investment management fee, computed daily and paid monthly, based on each Fund’s average daily net assets. The annualized management fee rates for the Funds are 0.50% of average daily net assets for Daily Income Fund; 0.45% of average daily net assets for Short-Term Government Securities Fund; 0.60% of average daily net assets for Short-Term Bond Fund; 0.65% of average daily net assets up to $200 million, 0.50% of average daily net assets up to the next $200 million, 0.40% of average daily net assets in excess of $400 million for Value Fund; 0.65% of average daily net assets up to $250 million and 0.60% of average daily net assets in excess of $250 million for the Growth Fund; 0.85% of average daily net assets up to $200 million and 0.75% of average daily net assets in excess of $200 million for Small-Company Stock Fund; and 0.75% of average daily net assets up to $300 million, 0.65% of average daily net assets up to the next $100 million, 0.55% of average daily net assets up to the next $100 million, and 0.50% of average daily net assets in excess of $500 million for International Value Fund.

T. Rowe Price Associates, Inc. (“T. Rowe”) is the Subadvisor for the Growth Fund and Mercator Asset Management, L.P. (“Mercator”) is the Subadvisor for the International Value Fund. The Subadvisors select, buy, and sell securities under the supervision of RE Advisers and the Board of Directors. RE Advisers pays the Subadvisors from the fees it receives from the Funds.

With respect to the Stock Index Fund, an Administrative Service Agreement with RE Advisers has been contracted, under which RE Advisers provides certain administrative services to the Fund. Pursuant to this agreement, RE Advisers receives a fee of 0.25% of the Fund’s average daily net assets. In addition, the Stock Index Fund is allocated a management fee from the Master Portfolio, calculated daily at an annual rate of 0.05% of its average daily net assets. This fee includes advisory, custody, and administrative fees provided by the Master Portfolio on behalf of its investors.

RE Advisers has agreed, as part of the Expense Limitation Agreement entered into with Homestead Funds, with respect to each Fund, to waive its management fee and/or reimburse for all Fund operating expenses, excluding certain non-recurring expenses, which in any year exceed 0.80% of the average daily net assets of the Daily Income Fund and Short-Term Bond Fund, 0.75% of the average daily net assets of the Short-Term Government Securities Fund and Stock Index Fund, 1.25% of the average daily net assets of Value Fund, 0.95% of the average daily net assets of Growth Fund, 1.50% of the average daily net assets of Small-Company Stock Fund and 0.99% of the average daily net assets of the International Value Fund.

On January 27, 2009, RE Advisers voluntarily and temporarilly reduced the expense limitation from 0.80% to 0.50%. Further, on August 14, 2009, RE Advisers agreed to waive additional fees or reimburse expenses, if necessary in order to assist the Daily Income Fund in maintaining a minimum yield.

Pursuant to the Expense Limitation Agreement, management fees waived for the period ended June 30, 2010, amounted to $426,365 for Daily Income Fund, $6,355 for Short-Term Government Securities Fund, $21,374 for Short-Term Bond Fund, $38,108 for Growth Fund, and $28,902 for International Value Fund.

The Stock Index, Value, Growth, Small-Company Stock, and International Value Funds each receive a 2% redemption fee on shares sold within 30 days of purchase.

On June 10, 2008 and December 22, 2008, RE Advisers made voluntary capital contributions to the Daily Income Fund in the amount of $54,636 and $143,145, respectively, to offset losses incurred due to the sale of securities prior to their maturity.

6. TREASURY’S TEMPORARY GUARANTEE PROGRAM
The Board of Directors approved the Daily Income Fund’s participation in the Temporary Guarantee Program for Money Market Funds (the program), established by the U.S. Treasury Department, through September 18, 2009. Subject to certain conditions and limitations, the program guaranteed that shareholders in the Fund as of the close of business on September 19, 2008, would receive $1.00 for each fund share held. Shares not guaranteed under the program would be redeemed at net asset value per share. The guarantee applied only if a participating money market fund’s net asset value per share fell below $0.995 and the fund subsequently decided to liquidate.

In total, the Fund paid $69,357, equal to .040% of the net asset value of the Fund as of the close of business on September 19, 2008, to participate in the full 12-month term of the program that expired on September 18, 2009. The participation fees are paid directly by the Daily Income Fund. They were recognized in expenses ratably over the period of participation in the program.

60	Notes to Financial Statements

7. CAPITAL SHARE TRANSACTIONS
As of June 30, 2010, 500 million shares of $.01 par value capital shares are authorized for Daily Income Fund, 200 million shares for Short-Term Bond Fund, and 100 million shares for Short-Term Government Securities Fund, Stock Index Fund, Value Fund, Growth Fund, Small-Company Stock Fund, and International Value Fund. Transactions in capital shares were as follows:

		Shares Issued
	Shares	In Reinvestment	Total Shares	Total Shares	Net Increase
	Sold	of Dividends	Issued	Redeemed	(Decrease)

Period Ended June 30, 2010
In Dollars

Daily Income Fund	$55,377,841	$9,030	$55,386,871	$(55,554,283)	$(167,412)
Short-Term Government Securities Fund	$12,058,483	$835,021	$12,893,504	$(8,266,143)	$4,627,361
Short-Term Bond Fund	$49,911,749	$6,299,697	$56,211,446	$(20,136,268)	$36,075,178
Stock Index Fund	$4,930,823	$—	$4,930,823	$(4,355,951)	$574,872
Value Fund	$33,444,929	$3,105,907	$36,550,836	$(36,028,636)	$522,200
Growth Fund	$8,351,798	$—	$8,351,798	$(2,950,506)	$5,401,292
Small-Company Stock Fund	$10,790,142	$—	$10,790,142	$(5,861,009)	$4,929,133
International Value Fund	$20,615,665	$419,002	$21,034,667	$(9,403,749)	$11,630,918
In Shares

Daily Income Fund	55,377,841	9,030	55,386,871	(55,554,283)	(167,412)
Short-Term Government Securities Fund	2,289,652	158,504	2,448,156	(1,569,924)	878,232
Short-Term Bond Fund	9,642,596	1,215,415	10,858,011	(3,889,093)	6,968,918
Stock Index Fund	585,797	—	585,797	(527,687)	58,110
Value Fund	1,190,112	120,852	1,310,964	(1,283,760)	27,204
Growth Fund	1,652,664	—	1,652,664	(604,230)	1,048,434
Small-Company Stock Fund	584,561	—	584,561	(324,199)	260,362
International Value Fund	2,963,416	66,720	3,030,136	(1,369,401)	1,660,735

Year Ended December 31, 2009
In Dollars

Daily Income Fund	$101,761,928	$576,846	$102,338,774	$(92,849,909)	$9,488,865
Short-Term Government Securities Fund	$23,383,529	$1,769,456	$25,152,985	$(15,640,172)	$9,512,813
Short-Term Bond Fund	$38,088,888	$14,790,293	$52,879,181	$(28,980,761)	$23,898,420
Stock Index Fund	$6,553,284	$707,128	$7,260,412	$(5,076,489)	$2,183,923
Value Fund	$46,216,183	$6,799,280	$53,015,463	$(74,284,384)	$(21,268,921)
Growth Fund	$9,891,469	$—	$9,891,469	$(2,302,194)	$7,589,275
Small-Company Stock Fund	$9,853,844	$364,827	$10,218,671	$(8,910,978)	$1,307,693
International Value Fund	$19,187,376	$2,617,480	$21,804,856	$(13,543,385)	$8,261,471
In Shares

Daily Income Fund	101,761,928	576,846	102,338,774	(92,849,909)	9,488,865
Short-Term Government Securities Fund	4,438,229	335,942	4,774,171	(2,969,066)	1,805,105
Short-Term Bond Fund	7,632,499	2,973,697	10,606,196	(5,908,238)	4,697,958
Stock Index Fund	940,754	85,820	1,026,574	(726,240)	300,334
Value Fund	2,032,360	276,329	2,308,689	(3,436,541)	(1,127,852)
Growth Fund	2,395,768	—	2,395,768	(622,119)	1,773,649
Small-Company Stock Fund	717,015	21,410	738,425	(687,447)	50,978
International Value Fund	3,081,987	360,039	3,442,026	(2,231,281)	1,210,745

Notes to Financial Statements	61

Directors and Officers

James F. Perna, Director and Chairman of the Board
Peter R. Morris, Director and President
Douglas W. Johnson, Director and Chairman of the Audit Committee
Kenneth R. Meyer, Director and Chairman of the Compensation Committee
Anthony M. Marinello, Director
Sheldon C. Petersen, Director
Mark Rose, Director
Peter J. Tonetti, Director
Anthony C. Williams, Director
Cynthia L. Dove, Vice President and Chief Operations Officer
Amy M. DiMauro, Treasurer
Danielle C. Sieverling, Chief Compliance Officer
Kelly Bowers Whetstone, Secretary

62	Directors and Officers

 PORTFOLIO OF INVESTMENTS: S&P 500 Stock Master Portfolio
 June 30, 2010 (Unaudited)

COMMON STOCKS	Shares	Value

(84.1% of net assets)

CONSUMER DISCRETIONARY—10.8%
Auto Components — 0.2%
The Goodyear Tire & Rubber Co. (a)	44,896	$446,266
Johnson Controls, Inc.	124,258	3,338,813

Total Auto Components		3,785,079

Automobiles — 0.4%
Ford Motor Co. (a)(b)	629,266	6,343,001
Harley-Davidson, Inc. (b)	43,485	966,672

Total Automobiles		7,309,673

Distributors — 0.1%
Genuine Parts Co. (b)	29,328	1,156,990

Total Distributors		1,156,990

Diversified Consumer Services — 0.1%
Apollo Group, Inc., Class A (a)	23,239	986,960
DeVry, Inc. (b)	11,445	600,748
H&R Block, Inc. (b)	60,804	954,015

Total Diversified Consumer Services		2,541,723

Hotels, Restaurants & Leisure — 1.6%
Carnival Corp.	79,963	2,418,081
Darden Restaurants, Inc. (b)	25,967	1,008,818
International Game Technology (b)	55,092	864,944
Marriott International, Inc., Class A	47,384	1,418,677
McDonald’s Corp.	198,914	13,102,465
Starbucks Corp.	137,632	3,344,458
Starwood Hotels & Resorts Worldwide, Inc. (b)	35,001	1,450,091
Wyndham Worldwide Corp. (b)	33,441	673,502
Wynn Resorts, Ltd.	12,754	972,748
Yum! Brands, Inc.	86,344	3,370,870

Total Hotels, Restaurants, & Leisure		28,624,654

Household Durables — 0.4%
D.R. Horton, Inc.	51,271	503,994
Fortune Brands, Inc.	28,133	1,102,251
Harman International Industries, Inc. (a)(b)	12,938	386,717
Leggett & Platt, Inc. (b)	27,453	550,707
Lennar Corp., Class A	30,306	421,557
Newell Rubbermaid, Inc. (b)	51,377	752,159
Pulte Homes, Inc. (a)	58,823	487,054
Stanley Black & Decker, Inc.	29,625	1,496,655
Whirlpool Corp.	13,874	1,218,415

Total Household Durables		6,919,509

Internet & Catalog Retail — 0.5%
Amazon.com, Inc. (a)	63,391	6,926,100
Expedia, Inc. (b)	38,292	719,124
priceline.com, Inc. (a)	8,763	1,547,020

Total Internet & Catalog Retail		9,192,244

Leisure Equipment & Products — 0.1%
Eastman Kodak Co. (a)(b)	51,438	223,241
Hasbro, Inc. (b)	24,177	993,674
Mattel, Inc. (b)	67,367	1,425,486

Total Leisure Equipment & Products		2,642,401

Media — 3.0%
CBS Corp., Class B	125,592	1,623,905
Comcast Corp., Class A	521,216	9,053,522
DIRECTV, Class A (a)	167,874	5,694,286
Discovery Communications, Inc. (a)(b)	52,513	1,875,239
Gannett Co., Inc.	43,983	592,011
Interpublic Group of Cos., Inc. (a)	91,028	649,030
The McGraw-Hill Cos., Inc. (b)	58,274	1,639,830
Meredith Corp.	7,037	219,062
The New York Times Co., Class A (a)	22,451	194,201
News Corp., Class A	416,321	4,979,199
Omnicom Group, Inc.	56,697	1,944,707
Scripps Networks Interactive, Inc., Class A	16,583	668,958
Time Warner Cable, Inc.	65,389	3,405,459
Time Warner, Inc.	210,529	6,086,393
Viacom, Inc., Class B	112,193	3,519,495
The Walt Disney Co.	361,792	11,396,448
The Washington Post Co., Class B	1,135	465,895

Total Media		54,007,640

Multiline Retail — 1.9%
Big Lots, Inc. (a)	14,960	480,066
Family Dollar Stores, Inc.	24,946	940,215
J.C. Penney Co., Inc. (b)	43,629	937,151
Kohl’s Corp. (a)	56,877	2,701,658
Macy’s, Inc.	77,963	1,395,538
Nordstrom, Inc.	30,753	989,939
Sears Holdings Corp. (a)(b)	8,957	579,070
Target Corp.	136,042	6,689,185
Wal-Mart Stores, Inc.	384,004	18,459,072

Total Multiline Retail		33,171,894

Specialty Retail — 2.0%
Abercrombie & Fitch Co., Class A	16,311	500,585
AutoNation, Inc. (a)(b)	16,362	319,059
AutoZone, Inc. (a)(b)	5,404	1,044,161
Bed Bath & Beyond, Inc. (a)(b)	48,626	1,803,052
Best Buy Co., Inc.	63,902	2,163,722
CarMax, Inc. (a)	41,197	819,820
GameStop Corp., Class A (a)(b)	28,329	532,302
The Gap, Inc.	82,915	1,613,526
The Home Depot, Inc. (b)	310,399	8,712,900
Limited Brands, Inc.	49,850	1,100,189
Lowe’s Cos., Inc.	264,001	5,390,900

Appendix	63

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: S&P 500 Stock Master Portfolio (continued)
 June 30, 2010 (Unaudited)

	Shares	Value

(Common Stocks continued)

O’Reilly Automotive, Inc. (a)(b)	25,510	$1,213,256
Office Depot, Inc. (a)	52,911	213,760
RadioShack Corp. (b)	23,254	453,686
Ross Stores, Inc. (b)	22,631	1,206,006
The Sherwin-Williams Co. (b)	17,025	1,177,960
Staples, Inc.	134,825	2,568,416
The TJX Cos., Inc.	75,360	3,161,352
Tiffany & Co. (b)	23,484	890,278
Urban Outfitters, Inc. (a)(b)	24,054	827,217

Total Specialty Retail		35,712,147

Textiles, Apparel & Luxury Goods — 0.5%
Coach, Inc. (b)	56,356	2,059,812
NIKE, Inc., Class B	71,775	4,848,401
Polo Ralph Lauren Corp.	12,151	886,537
VF Corp. (b)	16,269	1,158,027

Total Textiles, Apparel, & Luxury Goods		8,952,777

Total Consumer Discretionary		194,016,731

CONSUMER STAPLES — 10.1%
Beverages — 2.6%
Brown-Forman Corp., Class B (b)	20,075	1,148,892
The Coca-Cola Co.	426,419	21,372,120
Coca-Cola Enterprises, Inc.	60,079	1,553,643
Constellation Brands, Inc. (a)(b)	35,548	555,260
Dr Pepper Snapple Group, Inc. (b)	45,380	1,696,758
Molson Coors Brewing Co., Class B (b)	29,141	1,234,413
PepsiCo, Inc.	298,114	18,170,049

Total Beverages		45,731,135

Food & Staples Retailing — 1.4%
CVS Caremark Corp.	251,385	7,370,608
Costco Wholesale Corp.	81,456	4,466,233
The Kroger Co. (b)	119,363	2,350,257
SUPERVALU, Inc. (b)	39,381	426,890
Safeway, Inc.	71,774	1,411,077
Sysco Corp. (b)	109,275	3,121,987
Walgreen Co.	180,734	4,825,598
Whole Foods Market, Inc. (a)	31,666	1,140,609

Total Food & Staples Retailing		25,113,259

Food Products — 1.8%
Archer Daniels Midland Co. (b)	118,780	3,066,900
Campbell Soup Co. (b)	34,565	1,238,464
ConAgra Foods, Inc.	82,298	1,919,189
Dean Foods Co. (a)(b)	34,022	342,602
General Mills, Inc.	122,570	4,353,686
H.J. Heinz Co.	58,413	2,524,610
The Hershey Co. (b)	30,639	1,468,527
Hormel Foods Corp. (b)	12,879	521,342
The J.M. Smucker Co.	22,002	1,324,960
Kellogg Co. (b)	47,109	2,369,583
Kraft Foods, Inc., Class A	322,061	9,017,708
McCormick & Co., Inc. (b)	24,468	928,805
Sara Lee Corp. (b)	122,139	1,722,160
Tyson Foods, Inc., Class A	56,393	924,281

Total Food Products		31,722,817

Household Products — 2.5%
Colgate-Palmolive Co.	90,597	7,135,420
The Clorox Co. (b)	26,014	1,617,030
Kimberly-Clark Corp.	76,468	4,636,255
The Procter & Gamble Co.	532,200	31,921,356

Total Household Products		45,310,061

Personal Products — 0.3%
Avon Products, Inc.	79,130	2,096,945
The Estee Lauder Cos., Inc., Class A (b)	22,101	1,231,689
Mead Johnson Nutrition Co.	37,776	1,893,333

Total Personal Products		5,221,967

Tobacco — 1.5%
Altria Group, Inc.	384,694	7,709,268
Lorillard, Inc.	28,234	2,032,283
Philip Morris International, Inc.	342,360	15,693,782
Reynolds American, Inc. (b)	31,223	1,627,343

Total Tobacco		27,062,676

Total Consumer Staples		180,161,915

ENERGY — 10.3%

Energy Equipment & Services — 1.7%
Baker Hughes, Inc. (b)	79,251	3,294,464
Cameron International Corp. (a)	45,104	1,466,782
Diamond Offshore Drilling, Inc. (b)	12,838	798,395
FMC Technologies, Inc. (a)	22,457	1,182,586
Halliburton Co.	167,220	4,105,251
Helmerich & Payne, Inc. (b)	19,526	713,089
Nabors Industries Ltd. (a)	52,675	928,133
National Oilwell Varco, Inc.	77,398	2,559,552
Rowan Cos., Inc. (a)(b)	21,139	463,790
Schlumberger Ltd.	220,340	12,193,616
Smith International, Inc.	45,903	1,728,248

Total Energy Equipment & Services		29,433,906

Oil, Gas & Consumable Fuels — 8.6%
Anadarko Petroleum Corp.	91,387	3,298,157
Apache Corp.	62,300	5,245,037
Cabot Oil & Gas Corp.	19,188	600,968
Chesapeake Energy Corp.	120,232	2,518,860
Chevron Corp.	371,230	25,191,668
ConocoPhillips	275,179	13,508,537
CONSOL Energy, Inc.	41,689	1,407,421
Denbury Resources, Inc. (a)	73,738	1,079,524
Devon Energy Corp. (b)	82,551	5,029,007
EOG Resources, Inc. (b)	46,762	4,599,978
El Paso Corp.	129,981	1,444,089
Exxon Mobil Corp.	944,555	53,905,742
Hess Corp.	53,977	2,717,202

64	Appendix

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: S&P 500 Stock Master Portfolio (continued)
 June 30, 2010 (Unaudited)

	Shares	Value

(Common Stocks continued)

Marathon Oil Corp. (b)	131,057	$4,074,562
Massey Energy Co.	19,171	524,327
Murphy Oil Corp.	35,368	1,752,484
Noble Energy, Inc.	32,255	1,945,944
Occidental Petroleum Corp.	150,027	11,574,583
Peabody Energy Corp.	49,648	1,942,726
Pioneer Natural Resources Co. (b)	21,412	1,272,943
Range Resources Corp.	29,445	1,182,217
Southwestern Energy Co. (a)	63,946	2,470,874
Spectra Energy Corp. (b)	119,690	2,402,178
Sunoco, Inc. (b)	22,265	774,154
Tesoro Corp. (b)	26,464	308,835
Valero Energy Corp.	104,446	1,877,939
The Williams Cos., Inc.	107,920	1,972,778

Total Oil, Gas, & Consumable Fuels		154,622,734

Total Energy		184,056,640

FINANCIALS — 15.7%
Capital Markets — 2.3%
Ameriprise Financial, Inc.	47,240	1,706,781
The Bank of New York Mellon Corp.	224,054	5,531,893
The Charles Schwab Corp. (b)	180,773	2,563,361
E*Trade Financial Corp. (a)	36,771	434,633
Federated Investors, Inc., Class B (b)	16,606	343,910
Franklin Resources, Inc.	27,295	2,352,556
The Goldman Sachs Group, Inc.	95,188	12,495,329
Invesco Ltd.	86,289	1,452,244
Janus Capital Group, Inc. (b)	34,640	307,603
Legg Mason, Inc.	30,411	852,420
Morgan Stanley	258,206	5,992,961
Northern Trust Corp.	44,672	2,086,183
State Street Corp.	92,674	3,134,235
T Rowe Price Group, Inc.	47,943	2,128,190

Total Capital Markets		41,382,299

Commercial Banks — 3.0%
BB&T Corp.	127,842	3,363,523
Comerica, Inc.	32,566	1,199,406
Fifth Third Bancorp	146,807	1,804,258
First Horizon National Corp. (a)	42,341	484,803
Huntington Bancshares, Inc.	132,331	733,114
KeyCorp	162,375	1,248,664
M&T Bank Corp. (b)	15,368	1,305,512
Marshall & Ilsley Corp.	97,365	699,081
PNC Financial Services Group, Inc. (b)(c)	97,172	5,490,218
Regions Financial Corp.	220,249	1,449,238
SunTrust Banks, Inc.	92,334	2,151,382
U.S. Bancorp	354,092	7,913,956
Wells Fargo & Co.	962,929	24,650,982
Zions BanCorp.	29,595	638,364

Total Commercial Banks		53,132,501

Consumer Finance — 0.8%
American Express Co.	221,900	8,809,430
Capital One Financial Corp.	84,329	3,398,459
Discover Financial Services	100,443	1,404,193
SLM Corp. (a)	89,714	932,128

Total Consumer Finance		14,544,210

Diversified Financial Services — 4.3%
Bank of America Corp.	1,854,196	26,644,796
CME Group, Inc.	12,134	3,416,328
Citigroup, Inc. (a)	4,178,910	15,712,702
IntercontinentalExchange, Inc. (a)(b)	13,658	1,543,764
JPMorgan Chase & Co.	735,303	26,919,443
Leucadia National Corp. (a)(b)	35,048	683,786
Moody’s Corp. (b)	36,327	723,634
The NASDAQ OMX Group, Inc. (a)	26,916	478,566
NYSE Euronext	48,206	1,331,932

Total Diversified Financial Services		77,454,951

Insurance — 3.8%
Aon Corp.	49,763	1,847,203
Aflac, Inc.	86,736	3,701,025
The Allstate Corp.	99,358	2,854,555
American International Group, Inc. (a)(b)	24,946	859,140
Assurant, Inc.	20,652	716,624
Berkshire Hathaway, Inc., Class B (a)	305,947	24,380,916
Chubb Corp.	60,360	3,018,604
Cincinnati Financial Corp. (b)	30,099	778,661
Genworth Financial, Inc., Class A (a)	90,331	1,180,626
Hartford Financial Services Group, Inc.	82,029	1,815,302
Lincoln National Corp.	55,869	1,357,058
Loews Corp.	64,932	2,162,885
Marsh & McLennan Cos., Inc. (b)	99,971	2,254,346
MetLife, Inc.	151,499	5,720,602
Principal Financial Group, Inc. (b)	59,054	1,384,226
The Progressive Corp. (b)	123,833	2,318,154
Prudential Financial, Inc.	86,079	4,618,999
Torchmark Corp.	15,243	754,681
The Travelers Cos., Inc. (b)	91,498	4,506,277
Unum Group	61,472	1,333,942
XL Group Plc	63,179	1,011,496

Total Insurance		68,575,322

Real Estate Investment Trusts (REITs) — 1.3%
Apartment Investment & Management Co.	21,803	422,324
AvalonBay Communities, Inc.	15,328	1,431,175
Boston Properties, Inc.	25,678	1,831,869
Equity Residential (b)	52,262	2,176,190
HCP, Inc. (b)	54,296	1,751,046

Appendix	65

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: S&P 500 Stock Master Portfolio (continued)
 June 30, 2010 (Unaudited)

	Shares	Value

(Common Stocks continued)

Health Care REIT, Inc.	22,922	$965,475
Host Hotels & Resorts, Inc. (b)	121,573	1,638,804
Kimco Realty Corp.	74,913	1,006,831
Plum Creek Timber Co., Inc. (b)	30,098	1,039,284
ProLogis	88,081	892,261
Public Storage	25,096	2,206,189
Simon Property Group, Inc.	54,064	4,365,668
Ventas, Inc.	28,972	1,360,235
Vornado Realty Trust (b)	29,233	2,132,547

Total Real Estate Investment Trusts (REITs)		23,219,898

Real Estate Management & Development — 0.1%
CB Richard Ellis Group, Inc., Class A (a)	49,915	679,343

Total Real Estate Management & Development		679,343

Thrifts & Mortgage Finance — 0.1%
Hudson City Bancorp, Inc. (b)	87,531	1,071,379
People’s United Financial, Inc. (b)	69,211	934,349

Total Thrifts & Mortgage Finance		2,005,728

Total Financials		280,994,252

HEALTH CARE — 11.6%
Biotechnology — 1.4%
Amgen, Inc. (a)	176,953	9,307,728
Biogen Idec, Inc. (a)	49,317	2,340,092
Celgene Corp. (a)	85,130	4,326,306
Cephalon, Inc. (a)	13,887	788,087
Genzyme Corp. (a)(b)	49,294	2,502,656
Gilead Sciences, Inc. (a)	164,385	5,635,118

Total Biotechnology		24,899,987

Health Care Equipment & Supplies — 1.7%
Baxter International, Inc.	110,176	4,477,553
Becton Dickinson & Co.	43,100	2,914,422
Boston Scientific Corp. (a)	280,067	1,624,388
C.R. Bard, Inc.	17,565	1,361,814
CareFusion Corp. (a)	32,843	745,536
DENTSPLY International, Inc.	27,047	808,976
Hospira, Inc. (a)	30,640	1,760,268
Intuitive Surgical, Inc. (a)	7,235	2,283,511
Medtronic, Inc.	203,477	7,380,111
St. Jude Medical, Inc. (a)(b)	60,358	2,178,320
Stryker Corp.	52,025	2,604,371
Varian Medical Systems, Inc. (a)(b)	22,817	1,192,873
Zimmer Holdings, Inc. (a)	37,460	2,024,713

Total Health Care Equipment & Supplies		31,356,856

Health Care Providers & Services — 2.1%
Aetna, Inc.	78,483	2,070,382
AmerisourceBergen Corp.	52,182	1,656,778
CIGNA Corp.	51,103	1,587,259
Cardinal Health, Inc.	66,878	2,247,770
Coventry Health Care, Inc. (a)	27,442	485,175
DaVita, Inc. (a)	19,190	1,198,224
Express Scripts, Inc. (a)	101,244	4,760,493
Humana, Inc. (a)	31,436	1,435,682
Laboratory Corp. of America Holdings (a)(b)	19,209	1,447,398
McKesson Corp.	50,130	3,366,731
Medco Health Solutions, Inc. (a)	84,389	4,648,146
Patterson Cos., Inc. (b)	17,308	493,797
Quest Diagnostics, Inc. (b)	27,916	1,389,379
Tenet Healthcare Corp. (a)	81,017	351,614
UnitedHealth Group, Inc.	209,968	5,963,091
WellPoint, Inc. (a)	78,909	3,861,017

Total Health Care Providers & Services		36,962,936

Health Care Technology — 0.1%
Cerner Corp. (a)(b)	12,602	956,366

Total Health Care Technology		956,366

Life Sciences Tools & Services — 0.4%
Life Technologies Corp. (a)	33,729	1,593,695
Millipore Corp. (a)	10,348	1,103,614
PerkinElmer, Inc. (b)	21,849	451,619
Thermo Fisher Scientific, Inc. (a)	75,809	3,718,432
Waters Corp. (a)(b)	17,167	1,110,705

Total Life Sciences Tools & Services		7,978,065

Pharmaceuticals — 5.9%
Abbott Laboratories	285,401	13,351,059
Allergan, Inc.	56,802	3,309,284
Bristol-Myers Squibb Co.	317,661	7,922,465
Eli Lilly & Co.	187,448	6,279,508
Forest Laboratories, Inc. (a)	55,852	1,532,020
Johnson & Johnson	509,698	30,102,764
King Pharmaceuticals, Inc. (a)	46,567	353,444
Merck & Co., Inc. (b)	576,371	20,155,694
Mylan, Inc. (a)(b)	57,039	971,945
Pfizer, Inc.	1,490,891	21,260,106
Watson Pharmaceuticals, Inc. (a)(b)	19,872	806,207

Total Pharmaceuticals		106,044,496

Total Health Care		208,198,706

INDUSTRIALS — 10.0%
Aerospace & Defense — 2.8%
The Boeing Co.	140,211	8,798,240
General Dynamics Corp.	71,251	4,172,459
Goodrich Corp. (b)	23,121	1,531,766

66	Appendix

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: S&P 500 Stock Master Portfolio (continued)
 June 30, 2010 (Unaudited)

	Shares	Value

(Common Stocks continued)

Honeywell International, Inc.	141,529	$5,523,877
ITT Corp. (b)	33,893	1,522,474
L-3 Communications Holdings, Inc.	21,378	1,514,418
Lockheed Martin Corp.	57,565	4,288,592
Northrop Grumman Corp.	55,636	3,028,824
Precision Castparts Corp.	26,266	2,703,297
Raytheon Co.	70,389	3,406,124
Rockwell Collins, Inc. (b)	29,072	1,544,595
United Technologies Corp. (b)	172,362	11,188,017

Total Aerospace & Defense		49,222,683

Air Freight & Logistics — 1.0%
C.H. Robinson Worldwide, Inc.	30,641	1,705,478
Expeditors International of Washington, Inc. (b)	39,320	1,356,933
FedEx Corp.	57,852	4,056,004
United Parcel Service, Inc., Class B	182,964	10,408,822

Total Air Freight & Logistics		17,527,237

Airlines — 0.1%
Southwest Airlines Co.	137,500	1,527,625

Total Airlines		1,527,625

Building Products — 0.0%
Masco Corp. (b)	66,243	712,775

Total Building Products		712,775

Commercial Services & Supplies — 0.5%
Avery Dennison Corp. (b)	20,395	655,291
Cintas Corp.	24,297	582,399
Iron Mountain, Inc.	33,414	750,479
Pitney Bowes, Inc. (b)	38,326	841,639
R.R. Donnelley & Sons Co. (b)	38,096	623,632
Republic Services, Inc.	59,947	1,782,224
Stericycle, Inc. (a)(b)	15,630	1,025,015
Waste Management, Inc. (b)	89,220	2,791,694

Total Commercial Services & Supplies		9,052,373

Construction & Engineering — 0.2%
Fluor Corp.	33,013	1,403,053
Jacobs Engineering Group, Inc. (a)(b)	23,089	841,363
Quanta Services, Inc. (a)(b)	38,953	804,379

Total Construction & Engineering		3,048,795

Electrical Equipment — 0.5%
Emerson Electric Co.	139,126	6,078,415
First Solar, Inc. (a)(b)	8,979	1,022,080
Rockwell Automation, Inc.	26,337	1,292,883
Roper Industries, Inc. (b)	17,340	970,346

Total Electrical Equipment		9,363,724

Industrial Conglomerates — 2.2%
3M Co. (b)	131,720	10,404,563
General Electric Co.	1,973,087	28,451,914
Textron, Inc. (b)	50,477	856,595

Total Industrial Conglomerates		39,713,072

Machinery — 1.7%
Caterpillar, Inc. (b)	115,958	6,965,597
Cummins, Inc.	37,050	2,413,067
Danaher Corp.	97,148	3,606,134
Deere & Co. (b)	78,475	4,369,488
Dover Corp. (b)	34,495	1,441,546
Eaton Corp.	30,957	2,025,826
Flowserve Corp. (b)	10,355	878,104
Illinois Tool Works, Inc.	71,468	2,950,199
PACCAR, Inc. (b)	67,401	2,687,278
Pall Corp.	21,591	742,083
Parker Hannifin Corp.	29,744	1,649,602
Snap-on, Inc.	10,751	439,823

Total Machinery		30,168,747

Professional Services — 0.1%
Dun & Bradstreet Corp.	9,305	624,552
Equifax, Inc.	23,381	656,071
Monster Worldwide, Inc. (a)	23,712	276,245
Robert Half International, Inc. (b)	27,919	657,492

Total Professional Services		2,214,360

Road & Rail — 0.8%
CSX Corp.	71,897	3,568,248
Norfolk Southern Corp.	68,356	3,626,286
Ryder System, Inc. (b)	9,980	401,495
Union Pacific Corp.	93,492	6,498,629

Total Road & Rail		14,094,658

Trading Companies & Distributors — 0.1%
Fastenal Co. (b)	24,235	1,216,354
W.W. Grainger, Inc. (b)	11,444	1,138,106

Total Trading Companies & Distributors		2,354,460

Total Industrials		179,000,509

INFORMATION TECHNOLOGY — 17.9%
Communications Equipment — 2.2%
Cisco Systems, Inc. (a)	1,055,571	22,494,218
Harris Corp.	23,980	998,767
JDS Uniphase Corp. (a)	41,564	408,990
Juniper Networks, Inc. (a)(b)	97,183	2,217,716
Motorola, Inc. (a)	429,289	2,798,964
QUALCOMM, Inc.	303,015	9,951,013
Tellabs, Inc.	71,443	456,521

Total Communications Equipment		39,326,189

Computers & Peripherals — 6.1%
Apple, Inc. (a)	168,138	42,291,751
Dell, Inc. (a)	318,293	3,838,614
EMC Corp. (a)(b)	379,714	6,948,766
Hewlett-Packard Co.	431,522	18,676,272
International Business Machines Corp.	236,983	29,262,661

Appendix	67

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: S&P 500 Stock Master Portfolio (continued)
 June 30, 2010 (Unaudited)

	Shares	Value

(Common Stocks continued)

Lexmark International, Inc., Class A (a)(b)	14,496	$478,803
NetApp, Inc. (a)	63,659	2,375,117
QLogic Corp. (a)(b)	20,612	342,571
SanDisk Corp. (a)	42,480	1,787,134
Teradata Corp. (a)	30,825	939,546
Western Digital Corp. (a)(b)	42,328	1,276,613

Total Computers & Peripherals		108,217,848

Electronic Equipment, Instruments & Components — 0.5%
Agilent Technologies, Inc. (a)	64,290	1,827,765
Amphenol Corp., Class A (b)	32,055	1,259,120
Corning, Inc.	288,302	4,656,077
FLIR Systems, Inc. (a)	28,319	823,800
Jabil Circuit, Inc.	35,789	475,994
Molex, Inc. (b)	25,164	458,991

Total Electronic Equipment, Instruments, & Components		9,501,747

Internet Software & Services — 1.6%
Akamai Technologies, Inc. (a)	31,790	1,289,720
eBay, Inc. (a)(b)	210,036	4,118,806
Google, Inc., Class A (a)	44,741	19,907,508
VeriSign, Inc. (a)	33,704	894,841
Yahoo!, Inc. (a)	217,465	3,007,541

Total Internet Software & Services		29,218,416

IT Services — 1.4%
Automatic Data Processing, Inc. (b)	92,910	3,740,557
Cognizant Technology Solutions Corp., Class A (a)	55,307	2,768,668
Computer Sciences Corp.	28,488	1,289,082
Fidelity National Information Services, Inc. (b)	61,210	1,641,652
Fiserv, Inc. (a)(b)	28,187	1,287,018
MasterCard, Inc., Class A (b)	17,881	3,567,796
Paychex, Inc.	59,412	1,542,930
SAIC, Inc. (a)	54,036	904,563
Total System Services, Inc.	36,579	497,474
Visa, Inc., Class A (b)	83,602	5,914,841
The Western Union Co.	124,149	1,851,062

Total IT Services		25,005,643

Office Electronics — 0.1%
Xerox Corp.	254,720	2,047,949

Total Office Electronics		2,047,949

Semiconductors & Semiconductor Equipment — 2.4%
Advanced Micro Devices, Inc. (a)	104,460	764,647
Altera Corp. (b)	55,715	1,382,289
Analog Devices, Inc.	55,038	1,533,359
Applied Materials, Inc.	248,121	2,982,414
Broadcom Corp., Class A (b)	79,772	2,630,083
Intel Corp.	1,028,440	20,003,158
KLA-Tencor Corp. (b)	31,395	875,293
LSI Corp. (a)	121,311	558,031
Linear Technology Corp. (b)	41,397	1,151,250
MEMC Electronic Materials, Inc. (a)(b)	42,286	417,786
Microchip Technology, Inc. (b)	34,267	950,567
Micron Technology, Inc. (a)(b)	157,786	1,339,603
NVIDIA Corp. (a)	105,681	1,079,003
National Semiconductor Corp.	43,961	591,715
Novellus Systems, Inc. (a)	17,811	451,687
Teradyne, Inc. (a)(b)	33,151	323,222
Texas Instruments, Inc.	225,769	5,255,902
Xilinx, Inc. (b)	50,581	1,277,676

Total Semiconductors & Semiconductor Equipment		43,567,685

Software — 3.6%
Adobe Systems, Inc. (a)	97,237	2,569,974
Autodesk, Inc. (a)	42,380	1,032,377
BMC Software, Inc. (a)	33,526	1,161,005
CA, Inc.	72,131	1,327,210
Citrix Systems, Inc. (a)	34,308	1,448,827
Compuware Corp. (a)	41,170	328,537
Electronic Arts, Inc. (a)	60,545	871,848
Intuit, Inc. (a)	58,020	2,017,355
McAfee, Inc. (a)	28,814	885,166
Microsoft Corp.	1,408,984	32,420,722
Novell, Inc. (a)	65,133	369,955
Oracle Corp.	723,750	15,531,675
Red Hat, Inc. (a)	34,841	1,008,299
Salesforce.com, Inc. (a)(b)	20,900	1,793,638
Symantec Corp. (a)	147,561	2,048,147

Total Software		64,814,735

Total Information Technology		321,700,212

MATERIALS — 3.2%
Chemicals — 1.7%
Air Products & Chemicals, Inc.	39,224	2,542,107
Airgas, Inc.	15,416	958,875
CF Industries Holdings, Inc.	13,122	832,591
The Dow Chemical Co. (b)	213,332	5,060,235
E.I. du Pont de Nemours & Co. (b)	167,364	5,789,121
Eastman Chemical Co.	13,372	713,530
Ecolab, Inc. (b)	43,106	1,935,890
FMC Corp. (b)	13,426	771,055
International Flavors & Fragrances, Inc. (b)	14,687	623,023
Monsanto Co.	100,775	4,657,821
PPG Industries, Inc.	30,722	1,855,916
Praxair, Inc.	56,514	4,294,499
Sigma-Aldrich Corp. (b)	22,419	1,117,139

Total Chemicals		31,151,802

Construction Materials — 0.1%
Vulcan Materials Co. (b)	23,584	1,033,687

Total Construction Materials		1,033,687

68	Appendix

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: S&P 500 Stock Master Portfolio (continued)
 June 30, 2010 (Unaudited)

	Shares	Value

(Common Stocks continued)

Containers & Packaging — 0.2%
Ball Corp.	17,052	$900,857
Bemis Co., Inc. (b)	20,172	544,644
Owens-Illinois, Inc. (a)(b)	30,466	805,826
Pactiv Corp. (a)	24,541	683,467
Sealed Air Corp.	29,448	580,714

Total Containers & Packaging		3,515,508

Metals & Mining — 1.0%
AK Steel Holding Corp. (b)	20,926	249,438
Alcoa, Inc.	188,590	1,897,215
Allegheny Technologies, Inc. (b)	18,199	804,214
Cliffs Natural Resources, Inc. (b)	25,014	1,179,660
Freeport-McMoRan Copper & Gold, Inc.	87,138	5,152,470
Newmont Mining Corp.	90,753	5,603,090
Nucor Corp. (b)	58,207	2,228,164
Titanium Metals Corp. (a)	15,988	281,229
United States Steel Corp. (b)	26,482	1,020,881

Total Metals & Mining		18,416,361

Paper & Forest Products — 0.2%
International Paper Co.	80,642	1,824,928
MeadWestvaco Corp. (b)	31,551	700,432
Weyerhaeuser Co. (b)	39,083	1,375,722

Total Paper & Forest Products		3,901,082

Total Materials		58,018,440

TELECOMMUNICATION SERVICES — 2.9%
Diversified Telecommunication Services — 2.6%
AT&T, Inc.	1,092,053	26,416,762
CenturyLink, Inc.	55,487	1,848,272
Frontier Communications Corp. (b)	58,196	413,773
Qwest Communications International, Inc.	275,783	1,447,861
Verizon Communications, Inc.	522,602	14,643,308
Windstream Corp. (b)	89,221	942,174

Total Diversified Telecommunication Services		45,712,150

Wireless Telecommunication Services — 0.3%
American Tower Corp., Class A (a)	74,520	3,316,140
MetroPCS Communications, Inc. (a)(b)	48,661	398,534
Sprint Nextel Corp. (a)	550,625	2,334,650

Total Wireless Telecommunication Services		6,049,324

Total Telecommunication Services		51,761,474

UTILITIES — 3.6%
Electric Utilities — 1.9%
Allegheny Energy, Inc.	31,315	647,594
American Electric Power Co., Inc. (b)	88,454	2,857,064
Duke Energy Corp. (b)	242,557	3,880,912
Edison International (b)	60,179	1,908,878
Entergy Corp.	34,967	2,504,337
Exelon Corp.	122,021	4,633,137
FPL Group, Inc. (b)	76,597	3,734,870
FirstEnergy Corp.	56,305	1,983,625
Northeast Utilities	32,503	828,176
PPL Corp.	86,554	2,159,522
Pepco Holdings, Inc.	41,219	646,314
Pinnacle West Capital Corp. (b)	20,140	732,290
Progress Energy, Inc. (b)	53,043	2,080,347
Southern Co.	152,307	5,068,777

Total Electric Utilities		33,665,843

Gas Utilities — 0.2%
EQT Corp. (b)	26,571	960,276
Nicor, Inc.	8,492	343,926
Oneok, Inc.	19,647	849,733
Questar Corp.	32,340	1,471,146

Total Gas Utilities		3,625,081

Independent Power Producers & Energy Traders — 0.2%
The AES Corp. (a)	123,396	1,140,179
Constellation Energy Group, Inc. (b)	37,250	1,201,313
NRG Energy, Inc. (a)	47,153	1,000,115

Total Independent Power Producers & Energy Traders		3,341,607

Multi-Utilities — 1.3%
Ameren Corp. (b)	44,009	1,046,094
CMS Energy Corp. (b)	42,453	621,936
Centerpoint Energy, Inc.	76,911	1,012,149
Consolidated Edison, Inc. (b)	52,083	2,244,777
DTE Energy Co. (b)	31,105	1,418,699
Dominion Resources, Inc. (b)	110,102	4,265,352
Integrys Energy Group, Inc. (b)	14,222	622,070
NiSource, Inc.	51,236	742,922
PG&E Corp.	68,777	2,826,735
Public Service Enterprise Group, Inc. (b)	93,456	2,927,977
SCANA Corp. (b)	20,943	748,922
Sempra Energy	45,723	2,139,379
TECO Energy, Inc.	39,505	595,340
Wisconsin Energy Corp. (b)	21,591	1,095,527

Appendix	69

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: S&P 500 Stock Master Portfolio (continued)
 June 30, 2010 (Unaudited)

	Shares	Value

(Common Stocks continued)

Xcel Energy, Inc. (b)	84,883	$1,749,439

Total Multi-Utilities		24,057,318

Total Utilities		64,689,849

Total Long-Term Investments (Cost $1,793,347,313) — 96.1%		1,722,598,728

SHORT-TERM SECURITIES

(14.8% of net assets)

MONEY MARKET FUNDS — 14.4%
BlackRock Cash Funds:
Institutional, SL Agency Shares, 0.28% (c)(d)(e)	220,607,571	220,607,571
Prime, SL Agency Shares, 0.28% (c)(d)(e)	38,215,966	38,215,966

Total Money Market Funds		258,823,537

	Par
	(000)	Value

U.S. TREASURY OBLIGATIONS — 0.4%
U.S. Treasury Bill, 0.21%, 9/23/10 (f)(g)	$7,250	$7,247,296

Total U.S. Treasury Obligations		7,247,296

Total Short-Term Securities (Cost $266,071,465) — 14.8%		266,070,833

Total Investments Before Short Positions (Cost $2,059,418,778*) — 110.9%		$1,988,669,561

SHORT POSITIONS (h)	Shares	Value

Questar Corp. — new shares (a)	(32,340)	(522,291)

Total Short Positions (Proceeds Received — $522,201) — (0.0)%		(522,291)

TOTAL INVESTMENTS NET OF SHORT POSITIONS — 110.9%		1,988,147,270

LIABILITIES IN EXCESS OF OTHER ASSETS — (10.9)%		(195,442,770)

NET ASSETS — 100%		$1,792,704,500

*	The cost and unrealized appreciation (depreciation) of investments before short positions as of June 30, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$2,123,612,827

Gross unrealized appreciation	$271,368,257
Gross unrealized depreciation	$(406,311,523)

Net unrealized appreciation	$(134,943,266)

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Investments in companies considered to be an affiliate of the Master Portfolio, for purposes of Section 2 (a)(3) of the Investment Company Act of 1940, as amended were as follows:

	Shares Held at	Shares		Shares	Shares Held at	Value at	Realized
Affiliate	December 31, 2009	Purchased		Sold	June 30, 2010	June 30, 2010	Loss	Income

BlackRock Cash Funds: Institutional SL Agency Shares	195,914,609	24,692,962	[1]	—	220,607,571	$220,607,571	—	$317,379
Prime SL Agency Shares	26,419,811	11,796,155	[1]	—	38,215,966	$38,215,966	—	$60,456
PNC Financial Services Group, Inc.	93,431	14,587		(10,846)	97,172	$5,490,218	$(1,968,912)	$19,787

[1]	Represents net shares activity.

(d)	Represents the seven-day yield as of report date.
(e)	All or a portion of this security was purchased with the cash collateral from securities loaned.
(f)	All or a portion of this security has been pledged as collateral in connection with open financial futures contracts.
(g)	Rate shown is the yield to maturity as of the date of purchase.
(h)	In order to track the performance of its benchmark index, the Master Portfolio sold non-index securities that it subsequently received in corporate actions occurring on the opening of market trading on the following business day.

70	Appendix

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: S&P 500 Stock Master Portfolio (continued)
 June 30, 2010 (Unaudited)

•	For Master Portfolio compliance purposes, the Master Portfolio’s sector and industry classifications refer to any one or more of the sector and industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Master Portfolio management. This definition may not apply for purposes of this report, which may combine sector and industry sub-classifications for reporting ease.

•	Financial futures contracts purchased as of June, 2010 were as follows:

			Expiration	Face	Unrealized
Contracts	Issue	Exchange	Date	Value	Appreciation

1,347	S&P 500 STOCK	Chicago	September 2010	$69,141,510	$(3,815,083)

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivatives which are as follows:

•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•	Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs)

•	Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments and derivatives)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For information about the Master Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of June 30, 2010 in determining the fair valuation of the Master Portfolio’s investments and derivatives:

VALUATION INPUTS	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Long-Term Investments[1]:
Common Stocks	$1,722,598,728	—	—	$1,722,598,728
Short-Term Securities:
Money Market Funds	258,823,537	—	—	258,823,537
U.S. Government Obligations	—	$7,247,296	—	7,247,296
Liabilities:
Investments in Securities:
Long-Term Investments:
Short Positions	(522,291)	—	—	(522,291)

Total	$1,980,899,974	$7,247,296	—	$1,988,147,270

[1]	See above Schedule of Investments for values in each sector and industry.

	Derivative Financial Instruments[2]
VALUATION INPUTS	Level 1	Level 2	Level 3	Total

Assets:
Equity contracts	$(3,815,083)	—	—	$(3,815,083)

Total	$(3,815,083)	—	—	$(3,815,083)

[2]	Derivative financial instruments are financial future contracts. Financial futures contracts are shown at the unrealized appreciation/depreciation on the instrument.

Appendix	71

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES: S&P 500 Stock Master Portfolio
June 30, 2010 (Unaudited)

ASSETS

Investments at value — unaffiliated (a)(b)	$1,724,355,806
Investments at value — affiliated (c)	264,313,755
Investments sold receivable	522,201
Dividends receivable	2,319,751
Securities lending income receivable — affiliated	51,070
Interest receivable	478

Total assets	1,991,563,061

LIABILITIES

Collateral at value — securities loaned	197,201,737
Investments purchased payable	471,324
Margin variation payable	588,344
Short positions at value (proceeds — $522,201)	522,291
Investment advisory fees payable	63,809
Professional fees payable	11,056

Total liabilities	198,858,561

NET ASSETS	$1,792,704,500

NET ASSETS CONSIST OF

Investors’ capital	1,867,268,890
Net unrealized appreciation/depreciation	(74,564,390)

NET ASSETS	$1,792,704,500

(a)	Investments at cost — unaffiliated — $1,795,106,122
(b)	Securities loaned at value — $191,916,845
(c)	Investments at cost — affiliated — $264,312,656

72	Appendix

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS: S&P 500 Stock Master Portfolio
For the Six Months Ended June 30, 2010 (Unaudited)

INVESTMENT INCOME

Dividends — unaffiliated	$19,390,432
Securities lending — affiliated	311,963
Income — affiliated	85,659
Interest	3,674

Total income	19,791,728

EXPENSES

Investment advisory	513,755
Independent Trustees	27,411
Professional	13,911

Total expenses	555,077

Less fees waived by advisor	(41,322)

Total expenses after fees waived	513,755

NET INVESTMENT INCOME	19,277,973

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized loss from:
Investments	(80,710,395)
Investments — affiliated	(1,968,912)
Financial futures contracts	(3,325,816)

NET REALIZED LOSS	(86,005,123)

Net change in unrealized appreciation/depreciation on:
Investments	(50,719,215)
Financial futures contracts	(4,186,530)
Short positions	(90)

NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION	(54,905,835)

TOTAL REALIZED AND UNREALIZED LOSS	(140,910,958)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(121,632,985)

Appendix	73

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS: S&P 500 Stock Master Portfolio

	For the Six Months
	Ended	For the Year
	June 30, 2010	Ended
INCREASE (DECREASE) IN NET ASSETS:	(Unaudited)	December 31, 2009

Operations:
Net investment income	$19,277,973	$40,788,743
Net realized loss	(86,005,123)	(63,153,127)
Net change in unrealized appreciation/depreciation	(54,905,835)	451,937,162

Net increase (decrease) in net assets resulting from operations	(121,632,985)	429,572,778

Capital Transactions:
Proceeds from contributions	183,066,559	451,069,480
Fair value of withdrawals	(317,791,061)	(522,559,993)

Net decrease in net assets derived from capital transactions	(134,724,502)	(71,490,513)

NET ASSETS
Total increase (decrease) in net assets	(256,357,487)	358,082,265
Beginning of period	2,049,061,987	1,690,979,722

End of period	$1,792,704,500	$2,049,061,987

FINANCIAL HIGHLIGHTS: S&P 500 Stock Master Portfolio

	Six Months
	Ended June 30,
	2010		Year Ended December 31,
	(Unaudited)		2009	2008	2007	2006	2005

TOTAL INVESTMENT RETURN
Total investment return	(6.63	)%(a)	26.63%	(36.86)%	5.54%	15.75%	4.87%

RATIOS TO AVERAGE NET ASSETS
Total expenses	0.05	%(b)	0.05%	0.05%	0.05%	0.05%	0.05%

Total expenses after fees waived	0.05	%(b)	0.05%	0.05%	0.05%	0.05%	0.05%

Net investment income	1.88	%(b)	2.35%	2.32%	1.98%	1.93%	1.84%

SUPPLEMENTAL DATA

Net assets, end of period (000)	$1,792,705		$2,049,062	$1,690,980	$2,920,748	$2,727,449	$2,408,526
Portfolio turnover (c)	4%		5%	8%	7%	14%	10%

(a)	Aggregate total investment return.

(b)	Annualized.

(c)	Portfolio turnover rates include in-kind transactions, if any.

74	Appendix

The accompanying notes are an integral part of these financial statements.

 NOTES TO FINANCIAL STATEMENTS: S&P 500 Stock Master Portfolio
 June 30, 2010 (Unaudited)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. MIP is organized as a Delaware statutory trust. The financial statements and these accompanying notes relate only to the S&P 500 Stock Master Portfolio (the “Master Portfolio”). The Master Portfolio’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Master Portfolio:

Valuation: The Master Portfolio’s policy is to fair value its financial instruments at market value using independent dealers or pricing services selected under the supervision of the Board of Trustees (the “Board”). Equity investments, including exchange traded funds, traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value. Financial futures contracts traded on exchanges are valued at their last sale price.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, BFA seeks to determine the price that the Master Portfolios might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations are based upon all available factors that BFA deems relevant. The pricing of Fair Value Assets is subsequently reported to the Board.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Master Portfolio either delivers collateral or segregates assets in connection with certain investments (e.g., financial futures contracts), the Master Portfolio will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master Portfolio has determined the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization of premium and accretion of discount on debt securities, is recognized on the accrual basis. Consent fees are compensation for agreeing to changes in the terms of debt instruments and are included in interest income in the Statement of Operations.

Income Taxes: The Master Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in a Master Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no federal income tax provision is required. However, each interestholder in such a Master Portfolio will be taxed on its distributive share of the Master Portfolio’s taxable income in determining its federal income tax liability. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s US federal tax returns remains open for each of the four years ended December 31, 2009. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. There are no uncertain tax positions that require recognition of a tax liability.

Securities Lending: The Master Portfolio may lend securities to financial institutions that provide cash as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Master Portfolio could experience delays and costs in gaining access to the collateral. The Master Portfolio also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Notes to Financial Statements	75

 NOTES TO FINANCIAL STATEMENTS: S&P 500 Stock Master Portfolio
 June 30, 2010 (Unaudited)

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several master portfolios are pro rated among those master portfolios on the basis of relative net assets or other appropriate methods.

2.	DERIVATIVE FINANCIAL INSTRUMENTS
The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Master Portfolio and to economically hedge, or protect, its exposure to equity risk. These contracts may be transacted on an exchange. Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. Counterparty risk related to exchange traded financial futures contracts is minimal because of the protection against defaults provided on the exchange on which they trade.

Financial Futures Contracts: The Master Portfolio purchases or sells financial futures contracts to gain exposure to, or economically hedge against changes in the value of equity securities (equity risk). Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recognized by the Master Portfolio as unrealized gains or losses. When the contract is closed, the Master Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures transactions involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Derivative Instruments Categorized by Risk Exposure:

Fair Value of Derivative Instruments as of June 30, 2010

	Liability Derivatives
	Statement of Assets and
	Liabilities Location	Value

Equity Contracts	Net unrealized appreciation/depreciation*	$(3,815,083)

*	Includes cumulative unrealized appreciation/depreciation of financial futures contracts as reported in Schedule of Investments. Only the current day’s margin variation is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations
Six Months Ended June 30, 2010

		Net Change in Unrealized
	Net Realized Loss from	Depreciation on
	Financial Futures Contracts	Financial Futures Contracts

Equity Contracts	$3,325,816	$4,186,530

For the six months ended June 30, 2010, the average quarterly number of contracts and notional amount of outstanding financial futures contracts purchased was 1,279 and $69,847,185, respectively.

3.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Master Portfolios for 1940 Act purposes, but BAC and Barclays are not.

MIP, on behalf of the Master Portfolio, entered into an investment advisory agreement with BFA (the “Investment Advisory Agreement”). Pursuant to the Investment Advisory Agreement with MIP, BFA is responsible for the management of the Master Portfolio’s investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio. BFA is entitled to receive an annual investment advisory fee of 0.05% of the average daily net assets of the Master Portfolio as compensation for investment advisory services. From time to time, BFA may waive a portion of its investment advisory fees. Any such waivers will reduce the expenses of the Master Portfolio and, accordingly, have a favorable impact on its performance.

The fees and expenses of the Master Portfolio’s trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and MIP’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolio. BFA has contractually agreed to cap the expenses of the Master Portfolio whereby BFA reduces the investment advisory fee by an amount equal to the independent expenses, through April 30, 2012, and are shown as fees waived by advisor in the Statement of Operations.

MIP entered into an administration services arrangement with BlackRock Institutional Trust Company, N.A. (“BTC”), which has agreed to provide general administration services. BTC is not entitled to compensation for providing administration services to the Master Portfolio so long as BTC is entitled to compensation for providing administration services to corresponding feeder funds that invest substantially all of its assets in the Master Portfolio, or so long as BTC (or an affiliate) receives investment advisory fees from the Master Portfolio. BTC has agreed to bear all costs of the master Portfolio’s and MIP’s operations, other than brokerage expenses, advisory fees, 12b-1 distribution or service fees, independent expenses, litigation expenses, taxes or other extra ordinary expenses. BTC may delegate certain of its administration duties to sub-administrators.

The Master Portfolio received an exemptive order from the SEC permitting, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BTC as the securities lending agent. BTC may, on behalf of the Master Portfolio, invest cash collateral received by the Master Portfolio for such loans, among other things, in a private investment company managed by BTC or its registered money market funds advised by BTC or its affiliates. BTC has voluntarily agreed to waive its fees for the period beginning December 1, 2009 until further notice.

The Master Portfolio may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in income-affiliated in the Statement of Operations.

76	Notes to Financial Statements

 NOTES TO FINANCIAL STATEMENTS: S&P 500 Stock Master Portfolio
 June 30, 2010 (Unaudited)

Certain officers and/or trustees of MIP are officers and/or directors of BlackRock or its affiliates.

4.	INVESTMENTS
Purchases and sales of investments excluding short-term securities for the six months ended June 30, 2010, were $82,254,698 and $229,015,041, respectively.

5.	CONCENTRATION, MARKET AND CREDIT RISK
In the normal course of business, the Master Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all of its obligations (credit risk). The value of securities held by the Master Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and price fluctuations. Similar to credit risk, the Master Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Master Portfolio have unsettled or open transactions may default. Financial assets, which potentially expose the Master Portfolio to credit and counterparty risks, consist principally of collateral due from counterparties. The extent of the Master Portfolio’s exposure to credit and counterparty risks with respect to these financial assets is approximated by their value recorded in the Master Portfolio’s Statement of Assets and Liabilities.

6.	SUBSEQUENT EVENTS
Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

Notes to Financial Statements	77

Homestead Funds
4301 Wilson Blvd.
Arlington, VA 22203
1-800-258-3030

www.homesteadfunds.com

This report is authorized for distribution to
shareholders and others who have received
a copy of the prospectus.

Distributor: RE Investment Corporation.

Item 2. Code of Ethics.
Not required in this filing.
Item 3. Audit Committee Financial Expert.
Not required in this filing.
Item 4. Principal Accountant Fees and Services.
Not required in this filing.
Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Schedule of Investments.
Not applicable, as schedule is included in Item 1.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11. Controls and Procedures.
(a) Disclosure Controls and Procedures. The registrant’s principal executive officer and principal financial officer concluded that the registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.
(b) Internal Control. There were no changes in registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.

(a)(1)	Not required with this filing.

(a)(2)	A separate certification for the principal executive officer and principal financial officer of the registrant, as required by Rule 30a-2(a) under the Investment Company Act of 1940, is filed herewith.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s principal executive officer and principal financial officer, as required by Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Homestead Funds, Inc.
By	/s/ Peter R. Morris
Peter R. Morris
President (Principal Executive Officer)
Date September 3, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Peter R. Morris
Peter R. Morris
President (Principal Executive Officer)
Date September 3, 2010

By	/s/ Amy M. DiMauro
Amy M. DiMauro
Treasurer (Principal Financial Officer)
Date September 3, 2010